Exhibit 10.1

FORM OF

SEPARATION AGREEMENT

by and between

SEARS HOLDINGS CORPORATION

and

SEARS HOMETOWN AND OUTLET STORES, INC.

Dated as of August 8, 2012

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1	Certain Defined Terms	1

ARTICLE II

THE BUSINESS SEPARATION

Section 2.1	Business Separation	16

ARTICLE III

DISTRIBUTION OF THE RIGHTS

Section 3.1	Distribution of Rights	18

ARTICLE IV

CLOSING OF RIGHTS OFFERING

Section 4.1	Rights Closing	18
Section 4.2	Intercompany Agreements.	18
Section 4.3	Resignation	19

ARTICLE V

GENERAL PROVISONS

Section 5.1	Implementation Documents	19
Section 5.2	Unreleased Liabilities	19
Section 5.3	Deferred Transfers.	20
Section 5.4	Transfers of Assets or Liabilities Following the Business Separation	21
Section 5.5	Corporate Names; Trademarks	22
Section 5.6	Certain Matters Governed Exclusively by Ancillary Agreements.	22
Section 5.7	Disclaimer of Representations and Warranties.	22

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ARTICLE VI

CONFIDENTIALITY; EXCHANGE OF INFORMATION

Section 6.1	Agreement for Exchange of Information; Archives.	23
Section 6.2	Ownership of Information	24
Section 6.3	Record Retention.	25
Section 6.4	Production of Witnesses; Records; Cooperation.	25
Section 6.5	Confidential Information.	26
Section 6.6	Protective Arrangement	27
Section 6.7	Other Agreements Providing for Exchange of Information	27
Section 6.8	Privileged Matters	28

ARTICLE VII

FINANCIAL AND OTHER INFORMATION

Section 7.1	Financial and Other Information.	30
Section 7.2	Sarbanes-Oxley Section 404 Compliance	33

ARTICLE VIII

INSURANCE

Section 8.1	Insurance Matters.	33
Section 8.2	Miscellaneous.	35

ARTICLE IX

LEGAL MATTERS

Section 9.1	Control of Legal Matters.	35
Section 9.2	Notice to Third Parties; Service of Process; Cooperation.	36

ARTICLE X

INDEMNIFICATION

Section 10.1	Release of Pre-Separation Claims.	37
Section 10.2	Indemnification by SHO	39
Section 10.3	Indemnification by SHLD	40
Section 10.4	Indemnification with respect to Unreleased Liabilities	40
Section 10.5	Adjustments to Indemnification Obligations.	41
Section 10.6	Contribution	42

Section 14.14	Specific Performance	51
Section 14.15	Payment Terms.	51
Section 14.16	Survival of Covenants	52
Section 14.17	Waiver	52
Section 14.18	Condition Precedent to the Effectiveness of this Agreement	52
Section 14.19	Counterparts; Facsimile Signatures	52

Schedule 1.1(a)	Hometown Locations
Schedule 1.1(b)	Outlet Stores Locations
Schedule 1.1(c)	PR Dealer Locations
Schedule 1.1(d)	PR Outlet Locations
Schedule 1.1(e)	Certain Real Estate

SEPARATION AGREEMENT

This SEPARATION AGREEMENT, is made as of August 8, 2012, by and between Sears Holdings Corporation, a Delaware corporation (“SHLD”), and Sears Hometown and Outlet Stores, Inc., a Delaware corporation (“SHO”).

WHEREAS, SHLD, through certain of its Subsidiaries, is currently engaged in the SHO Business;

WHEREAS, the board of directors of SHLD has determined that it is in the best interests of SHLD and its stockholders to create a new publicly traded company that shall operate the SHO Business;

WHEREAS, in furtherance of the foregoing, the board of directors of SHLD has determined that it is in the best interests of SHLD and its stockholders;

(i) for SHLD and certain of its Subsidiaries to enter into a series of transactions in the manner provided in this Agreement and the Ancillary Agreements whereby (x) SHLD will, directly or indirectly through its Subsidiaries, own all of the SHLD Assets and assume (or retain) all of the SHLD Liabilities, and (y) SHO will, directly or indirectly through its Subsidiaries, own all of the SHO Assets and assume (or retain) all of the SHO Liabilities; and

(ii) for SHLD to (x) distribute subscription rights (the “Rights”) to purchase from SHLD shares of common stock of SHO, par value $0.01 per share (“SHO Common Stock”) and (y) sell shares of SHO Common Stock pursuant to the Rights, in each case as described in the SHO Registration Statement (collectively, the “Rights Offering”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, SHLD and SHO hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1 Certain Defined Terms. For purposes of this Agreement:

“Action” means any demand, claim, counterclaim, action, suit, arbitration, inquiry, proceeding or investigation, in each case brought by or pending before any Governmental Authority or any federal, state, local, foreign or international arbitration or mediation tribunal.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person; provided, however, that except where the context indicates otherwise, for purposes of this Agreement, (i) no member of the SHLD Group shall be deemed to be an Affiliate of any member of the SHO Group, and (ii) no member of the SHO Group shall be deemed to be an Affiliate of any member of the SHLD Group.

“Agreement” means this Separation Agreement.

“Ancillary Agreements” means

(i) the Tax Sharing Agreement;

(ii) the Employee Transition and Administrative Services Agreement;

(iii) the License Agreements;

(iv) the Services Agreement;

(v) the Real Estate Agreements;

(vi) the Merchandising Agreement; and

(vii) the Retail Establishment Agreement.

“Assets” means, with respect to any Person, the assets, properties and rights (including, goodwill) of such Person, wherever located (including in the possession of vendors or other Persons or elsewhere), whether tangible or intangible, real, personal or mixed, or accrued or contingent, in each case whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of such Person, including, the following:

(i) all accounting and other Records, whether in paper, microfilm, microfiche, computer tape or disk, magnetic tape or any other form;

(ii) all apparatus, computers and other electronic data processing equipment, fixtures, machinery, equipment, furniture, office equipment, automobiles, trucks, motor vehicles and other transportation equipment, special and general tools, test devices, prototypes and models and other tangible personal property;

(iii) all inventories of materials, parts, supplies, work-in-process and finished goods and products;

(iv) all Real Property Assets;

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(v) all interests in any capital stock or other equity interests of any Subsidiary or any other Person, all bonds, notes, debentures or other securities issued by any Subsidiary or any other Person, all loans, advances or other extensions of credit or capital contributions to any Subsidiary or any other Person and all other investments in securities of any Person, and all rights as a partner, joint venturer or participant;

(vi) all licenses and leases of personal property, open purchase orders for raw materials, supplies, parts or services, unfilled orders for the manufacture and sale of products and other contracts, agreements or commitments and all rights arising thereunder;

(vii) all deposits, letters of credit and performance and surety bonds;

(viii) all written technical information, data, specifications, research and development information, engineering drawings, operating and maintenance manuals, and materials and analyses prepared by consultants and other third parties;

(ix) all Intellectual Property Assets;

(x) Software;

(xi) all Information;

(xii) all prepaid expenses, trade accounts and other accounts and notes receivables;

(xiii) all rights under Contracts, all claims or rights against any Person, choses in action or similar rights, whether accrued or contingent, whether in tort, contract or otherwise and whether arising by way of counterclaim or otherwise;

(xiv) subject to Section 8.1(b), all rights under insurance policies and all rights in the nature of insurance, indemnification or contribution;

(xv) all licenses, permits, approvals and authorizations which have been issued by any Governmental Authority and all pending applications therefor;

(xvi) all cash or cash equivalents, bank accounts, lock boxes and other deposit arrangements; and

(xvii) all interest rate, currency, commodity or other swap, collar, cap or other hedging or similar agreements or arrangements; and

(xviii) all goodwill as a going concern and other intangible properties.

“Assets Contribution” has the meaning set forth in Section 2.1(a).

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“Business” means either the SHO Business or the SHLD Business, as the context requires.

“Business Day” means any day that is not a Saturday, a Sunday or any other day on which banks are required or authorized by Law to be closed in The City of New York.

“Business Separation” has the meaning set forth in Section 2.1.

“Confidential Information” has the meaning set forth in Section 6.5(a).

“Consents” means any consents, waivers or approvals from, or notification requirements to, any Person other than a Governmental Authority or a member of either Group.

“Contract” means each contract, agreement, lease, commitment, license, consensual obligation, promise or undertaking (whether written or oral and whether express or implied) that is legally binding on any Person or any part of its property under applicable Law, including all claims or rights against any Person, choses in action and similar rights, whether accrued or contingent with respect to any such contract, agreement, lease, purchase and/or commitment, license, consensual obligation, promise or undertaking.

“Control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly or as trustee, personal representative or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee, personal representative or executor, by contract or credit arrangement or otherwise.

“Customer Information” means with respect to any business, all information relating to customers of such business, including, names, addresses and transaction data (including merchandise or service purchased; purchase price paid, purchase location (such as particular store or online), date and time of day of purchase, associated returns, exchanges, adjustments, and related information; and means of payment).

“Deferred Transfer Asset” has the meaning set forth in Section 5.3(a).

“Deferred Transfer Liability” has the meaning set forth in Section 5.3(a).

“Dispute” has the meaning set forth in Section 11.1.

“Dispute Meeting” has the meaning set forth in Section 11.2(b).

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“Employee Transition and Administrative Services Agreement” means the Employee Transition and Administrative Services Agreement, dated August 8, 2012, by and between SHLD and SHO.

“Encumbrance” means any security interest, pledge, hypothecation, mortgage, lien or encumbrance, whether or not filed, recorded or otherwise perfected under applicable Law.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

“Executive Committee” has the meaning set forth in Section 11.2(a).

“Excluded Assets” means (i) Real Property Assets and (ii) Pre-Separation Litigation Assets.

“Governmental Approvals” means any notices or reports to be submitted to, or other filings to be made with, or any consents, registrations, approvals, permits or authorizations to be obtained from, any Governmental Authority.

“Governmental Authority” means any U.S. or non-U.S. federal, national, supranational, state, provincial, local or other government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal or judicial or arbitral body.

“Group” means the SHLD Group or the SHO Group, as the context requires.

“Historic SHO Balance Sheet” means the audited combined balance sheet of the Sears Hometown and Hardware and Sears Outlet Businesses of Sears Holdings, including the notes thereto, as of January 28, 2012, included in the SHO Registration Statement.

“Hometown Assumed Liabilities” means any and all Liabilities of SRC as and to the extent relating to, arising out of, or resulting from the Hometown Transferred Assets or the Hometown Businesses.

“Hometown Business” means the businesses and operations of selling merchandise and services at retail through stores at the locations set forth on Schedule 1.1(a), including the businesses and operations of the Sears Hometown and Hardware Segment described in the SHO Registration Statement.

“Hometown Transferred Assets” means the following Assets of SRC (other than Excluded Assets):

(i)	all tangible personal property used in the Hometown Business located at the locations set forth in Schedule 1.1(a);

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(ii) all Intellectual Property Assets used solely by SAHS within the last twelve (12) months in connection with the Hometown Business;

(iii) a joint ownership interest (with SRC) in all Customer Information of the Hometown Business, other than Transaction Information (as defined in the Retail Establishment Agreement);

(iv) all Contracts necessary to operate and manage the Hometown Business and used primarily by SAHS in the operation of the Hometown Business;

(v) all Records relating primarily to the Hometown Business; and

(vi) all other Assets (i) reflected on the Historic SHO Balance Sheet, or (ii) if acquired by SRC after the date of the Historic SHO Balance Sheet, would have been reflected on the combined balance sheet of the “Company” (as such term is used in the Historic SHO Balance Sheet) if such balance sheet were prepared as of the time of the Assets Contribution using the same principles and accounting policies under which the Historic SHO Balance Sheet was prepared, to the extent used primarily by SAHS in the operation of the Hometown Business.

“Implementation Documents” has the meaning set forth in Section 5.1.

“Indemnified Party” has the meaning set forth in Section 10.5(a).

“Indemnifying Party” has the meaning set forth in Section 10.5(a).

“Indemnity Payment” has the meaning set forth in Section 10.5(a).

“Information” means information, whether or not patentable or copyrightable, in written, oral, electronic or other tangible or intangible forms, stored in any medium, including, studies, reports, records, books, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, artwork, design, research and development files, diagrams, models, prototypes, samples, flow charts, data, computer data, disks, diskettes, tapes, computer programs or other software, marketing plans, Customer Information, cost information, sales and pricing data, customer prospect lists, supplier records and vendor data, correspondence and lists, product literature, communications by or to attorneys (including attorney-client privileged communications), memoranda and other materials prepared by attorneys or under their direction (including attorney work product), and other technical, financial, employee or business information or data.

“Insurance Proceeds” means those monies (i) received by an insured or reinsured from an insurer or reinsurer, (ii) paid by an insurer or reinsurer on behalf of the insured or reinsured or (iii) received (including by way of set-off) from any Third Party in the nature

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of insurance, contribution or indemnification in respect of any Liability; in any such case net of any applicable premium adjustments (including, retrospectively rated premium adjustments) and net of any self-insured retention, deductible or other form of self-insurance and net of any third party costs or expenses incurred in the collection thereof.

“Intellectual Property” means all right, title and interest in or relating to intellectual property or industrial property, whether arising under the Law of the United States or any other country or any political subdivision thereof or multinational Laws or any other Law, including, (i) patents, patent applications, and all divisionals, continuations and continuations-in-part thereof, together with all reissues, reexaminations, renewals and extensions thereof and all rights to obtain such divisionals, continuations and continuations-in-part, reissues, reexaminations, renewals and extensions, and all utility models and statutory invention registrations, (ii) trademarks, service marks, Internet domain names, trade dress, trade styles, logos, trade names, services names, brand names, corporate names, assumed business names and general intangibles and other source identifiers of a like nature, together with the goodwill associated with any of the foregoing, and all registrations and applications for registrations thereof, together with all renewals and extensions thereof and all rights to obtain such renewals and extensions, (iii) copyrights, mask work rights, database and design rights, moral rights and rights in Internet websites, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof and all applications in connection therewith, together with all renewals, continuations, reversions and extensions thereof and all rights to obtain such renewals, continuations, reversions and extensions and (iv) confidential and proprietary information, including, trade secrets and know-how.

“Intellectual Property Assets” means all Intellectual Property (together with all goodwill associated therewith and the right to sue and recover at law or in equity for past, present and future infringement, misappropriation, dilution, violation or other impairment of such Intellectual Property) and all license agreements (including, licenses from or to third parties in respect of Intellectual Property).

“Intercompany Accounts” means all accounts receivable and accounts payable between one or more members of the SHO Group, on the one hand, and one or more members of the SHLD Group, on the other hand.

“Intercompany Agreements” means the Ancillary Agreements and the other agreements, arrangements, commitments or understandings, whether or not in writing, between one or more members of the SHO Group, on the one hand, and one or more members of the SHLD Group, on the other hand.

“Internal Control Audit and Management Assessments” has the meaning set forth in Section 7.2.

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“Joint Litigation Matters” means any and all Actions in respect of any Shared Transaction Liability.

“Law” means any U.S. or non-U.S. federal, national, supranational, state, provincial, local or similar statute, law, ordinance, regulation, rule, code, order, license, permit, authorization, approval, consent, decree, injunction, binding judicial or administrative interpretation or other requirement (including, common law), in each case, enacted, promulgated, issued or entered by a Governmental Authority.

“Liabilities” or “Liability” means with respect to any Person, any and all claims, debts, demands, actions, causes of action, suits, damages, costs, obligations, accruals, accounts payable, reckonings, bonds, indemnities and similar obligations, agreements, promises, guarantees, make whole agreements and similar obligations, and other liabilities and requirements of such Person, including all contractual obligations, whether accrued or fixed, absolute or contingent, matured or unmatured, liquidated or unliquidated, reserved or unreserved, known or unknown, or determined or determinable, whenever arising and including those arising under any law, rule, regulation, Action, threatened or contemplated Action, order or consent decree of any Governmental Authority or any award of any arbitrator or mediator of any kind, and those arising under any Contract, including those arising under this Agreement, in each case, whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any Person. For the avoidance of doubt, Liabilities shall include attorneys’ fees, the costs and expenses of all demands, assessments, judgments, settlements and compromises, and any and all other costs and expenses whatsoever reasonably incurred in connection with anything contemplated by the preceding sentence.

“License Agreements” means (i) the Store License Agreement, by and between SRC and SAHS, (ii) the Store License Agreement, by and between SRC and Outlet Stores, (iii) the Store License Agreement, by and between SRC and Sears Home Appliance Showrooms, LLC and (iv) the Trademark License Agreement, by and between SRC and SHO, in each case, dated August 8, 2012.

“LLC Distribution” has the meaning set forth in Section 2.1(d)

“Marks” has the meaning set forth in Section 5.5.

“Merchandising Agreement” means the Merchandising Agreement, dated August 8, 2012, by and between SRC, Kmart Corporation, SHLD, on the one hand, and SHO and the Transferred Entities, on the other hand.

“Outlet Assumed Liabilities” means all Liabilities of SRC as and to the extent relating to, arising out of, or resulting from the Outlet Transferred Assets or the Outlet Businesses.

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“Outlet Business” means the businesses and operations of selling overstock and/or distressed merchandise at a discount at the locations set forth on Schedule 1.1(b), including the businesses and operations of the Sears Outlet Segment described in the SHO Registration Statement.

“Outlet Stores” means Sears Outlet Stores, L.L.C.

“Outlet Transferred Assets” means the following Assets of SRC (other than Excluded Assets):

(i)	all tangible personal property used in the Outlet Business located at the locations set forth in Schedule 1.1(b);

(ii) all Intellectual Property Assets used solely by Outlet Stores within the last twelve (12) months in connection with the Outlet Business;

(iii) a joint ownership interest (with SRC) in all Customer Information of the Outlet Business, other than Transaction Information (as defined in the Retail Establishment Agreement);

(iv) all Contracts necessary to operate and manage the Outlet Business and used primarily by Outlet Stores in the operation of the Outlet Business;

(v) all Records relating primarily to the Outlet Business;

(vi) all of the membership interest in Troy Coolidge No. 6, LLC, a Michigan limited liability company; and

(vii) to the extent not included as Hometown Transferred Assets, all other Assets (i) reflected on the Historic SHO Balance Sheet, or (ii) if acquired by SRC after the date of the Historic SHO Balance Sheet, would have been reflected on the combined balance sheet of the Company (as such term is used in the Historic SHO Balance Sheet) if such balance sheet were prepared as of the time of the Assets Contribution using the same principles and accounting policies under which the Historic SHO Balance Sheet was prepared.

“Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, joint venture, unincorporated organization, other entity or Governmental Authority, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

“PR Dealer Liabilities” means all Liabilities of SPR as and to the extent relating to, arising out of, or resulting from the PR Dealer Assets or the PR Dealer Businesses, including trade payables and accrued expenses of SPR incurred in the ordinary course of the PR Dealer Business.

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“PR Outlet Liabilities” means all Liabilities of SPR as and to the extent relating to, arising out of, or resulting from the PR Outlet Assets or the PR Outlet Businesses, including trade payables and accrued expenses of SPR incurred in the ordinary course of the PR Outlet Business.

“PR Dealer Assets” means the following Assets of SPR (other than the Excluded Assets):

(i)	all trade accounts receivables, notes receivables, negotiable instruments and chattel paper attributable to the PR Dealer Business;

(ii)	all tangible personal property used in the PR Dealer Business located at the locations set forth in Schedule 1.1(c);

(iii)	all Intellectual Property Assets used solely by the PR Dealer Business within the last twelve (12) months in connection with the PR Dealer Business;

(iv)	a joint ownership interest (with SRC) in all Customer Information of the PR Dealer Business, other than Transaction Information (as defined in the Retail Establishment Agreement);

(v)	all Contracts necessary to operate and manage the PR Dealer Business and used primarily in the operation of the PR Dealer Business;

(vi)	all Records relating primarily to the PR Dealer Business; and

(vii)	all other Assets used primarily by the PR Dealer Business.

“PR Dealer Business” means the business of selling merchandise and services at retail through stores at the locations set forth on Schedule 1.1(c).

“PR Outlet Assets” means the following Assets of SPR (other than the Excluded Assets):

(i)	all trade accounts receivables, notes receivables, negotiable instruments and chattel paper attributable to the PR Outlet Business;

(ii)	all tangible personal property used in the PR Outlet Business located at the locations set forth in Schedule 1.1(d);

(iii)	all Intellectual Property Assets used solely by the PR Outlet Business within the last twelve (12) months in connection with the PR Outlet Business;

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(iv)	a joint ownership interest (with SRC) in all Customer Information of the PR Outlet Business, other than Transaction Information (as defined in the Retail Establishment Agreement);

(v)	all Contracts necessary to operate and manage the PR Outlet Business and used primarily in the operation of the PR Outlet Business;

(vi)	all Records relating primarily to the PR Outlet Business; and

(vii)	all other Assets used primarily by the PR Outlet Business.

“PR Outlet Business” means the business of selling distressed, refurbished and marked-out-of-stock merchandise at retail through stores at the locations set forth on Schedule 1.1(d).

“Pre-Separation Litigation Assets” means any and all Assets with respect to, arising out of, or resulting from the Pre-Separation Litigation Matters, including, any and all rights to damage awards, settlement payments, reimbursements or indemnities.

“Pre-Separation Litigation Matters” means any and all (i) Actions in which any member of the SHLD Group or the SHO Group is a defendant, plaintiff or member of a class of plaintiffs that have been commenced on or before the Rights Closing Effective Time and (ii) Actions in which any member of the SHLD Group is a plaintiff that are filed after the Rights Closing Effective Time and relate to the subject matter of an Action in which any member of the SHLD Group or the SHO Group is a plaintiff or member of a class of plaintiffs that has been commenced on or prior to the Rights Closing Effective Time (for example, an Action commenced by any member for the SHLD Group after such member has opted out of a class action and determined to prosecute a claim outside of the class).

“Public Filings” has the meaning set forth in Section 7.1(c).

“Real Property Assets” means all interests in real property of whatever nature, including, easements, whether as owner, mortgagee or holder of an Encumbrance in real property, lessor, sublessor, lessee, sublessee, licensor, licensee, sublicensor, sublicensee or otherwise.

“Real Estate Agreements” means the deeds, leases, subleases, assignments of leases, license agreements, and other agreements and instruments in which a member of the SHLD Group conveys to a member of the SHO Group ownership of, or a leasehold or other interest in, real property owned or leased by a member of the SHLD Group and set forth in Schedule 1.1(e).

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“Records” means documents, files and other books and records, including, books and records relating to financial reporting, internal audit, employee benefits, past acquisition or disposition transactions, Actions, and email files and backup tapes regarding any of the foregoing.

“Representatives” means directors, officers, employees, agents, consultants, accountants, attorneys and any other advisors, including, representatives of the foregoing.

“Resolution Failure Date” has the meaning set forth in Section 11.2(b).

“Retail Establishment Agreement” means the Shop Your Way Rewards Retail Establishment Agreement, dated August 8, 2012, by and between Sears Holdings Management Corporation and SHO.

“Rights” has the meaning set forth in the Recitals.

“Rights Closing Date” has the meaning set forth in Section 4.1.

“Rights Closing Effective Time” means, 5:00 P.M., New York City Time, on the Rights Closing Date.

“Rights Distribution Date” has the meaning set forth in Section 3.1.

“Rights Offering” has the meaning set forth in the Recitals.

“SAHS” means Sears Authorized Hometown Stores, LLC, a Delaware Limited Liability Company.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

“Services Agreement” means the Services Agreement by and between Sears Holdings Management Corporation and SHO, dated August 8, 2012.

“Shared Privileges” has the meaning set forth in Section 6.8(d).

“Shared Transaction Liabilities” means any and all Liabilities arising from, relating to, or derivative of any Action, whether commenced prior to, on or subsequent to the Rights Closing Effective Time, with respect to the Business Separation and the Rights Offering made or brought by any Person against SHLD, SHO or any member of their respective Groups, including, any and all Liabilities under applicable Laws (including, federal and state securities Laws) arising from, relating to, or derivative of any Action relating to any public disclosure (or absence of public disclosure) at or prior to the Rights Closing Effective Time by SHLD, SHO or any member of their respective Groups in connection the Business Separation and the Rights Offering.

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“SHLD” has the meaning set forth in the Preamble.

“SHLD Assets” means, without duplication, any and all Assets owned by members of the SHLD Group after giving effect to the Ancillary Agreements and the transactions contemplated by Section 2.1 and for the avoidance of doubt, excluding any SHO Assets.

“SHLD Assumed Liabilities” means, without duplication,

(i)	any and all Liabilities of members of the SHO Group as and to the extent relating to, arising out of, or resulting from (A) the SHLD Business or (B) any SHLD Assets and any former Assets of any member of the SHLD Group or any of its predecessors (other than Shared Transaction Liabilities and Liabilities expressly allocated to the SHO Group pursuant to the Ancillary Agreements);

(ii)	any and all Liabilities arising out of the Pre-Separation Litigation Matters, other than Shared Transaction Liabilities and SHO Retained Wage Law Liabilities;

(iii)	SHLD Assumed Wage Law Liabilities; and

(iv)	50% of any and all Shared Transaction Liabilities.

“SHLD Assumed Wage Law Liabilities” means any and all Liabilities, directly or indirectly arising out of, relating to or based upon all Wage Law Actions, to the extent such Wage Law Actions commenced on or prior to the Rights Closing Effective Time and only to the extent such Liabilities are attributable to facts and circumstances occurring prior to the Rights Closing Effective Time; provided that for the avoidance of doubt, SHLD Assumed Wage Law Liabilities shall not include any Liabilities attributable to the conduct of the SHO Business (including its wage and hour practices, classifications and policies) from and after the Rights Closing Effective Time, which Liabilities shall be SHO Retained Wage Law Liabilities.

“SHLD Business” means (A) the businesses and operations of the SHLD Group and (B) any terminated, divested or discontinued businesses and operations of any member of the SHLD Group or any of its predecessors; provided, however, that the SHLD Business shall not include the SHO Business.

“SHLD Group” means, collectively, SHLD and all of its Subsidiaries other than members of the SHO Group.

“SHLD Indemnified Party” has the meaning set forth in Section 10.2.

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“SHLD Liabilities” means, without duplication, all and all Liabilities of members of the SHLD Group after giving effect to the Ancillary Agreements and the transactions contemplated by Section 2.1, and for the avoidance of doubt, including the SHLD Assumed Liabilities and excluding any SHO Liabilities.

“SHLD Litigation Matters” means (i) any and all Actions that are primarily related to the SHLD Assets, the SHLD Liabilities or the SHLD Business and (ii) any and all Pre-Separation Litigation Matters.

“SHO” has the meaning set forth in the Preamble.

“SHO Annual Report” has the meaning set forth in Section 7.1(b).

“SHO Assets” means, without duplication, all of the right, title and interest in and to any and all Assets owned by members of the SHO Group after giving effect to the Ancillary Agreements and the transactions contemplated by Section 2.1, and for the avoidance of doubt, including (i) all issued and outstanding equity interests in all members of the SHO Group other than SHO, (ii) the Hometown Transferred Assets, (iii) the Outlet Transferred Assets, (iv) the PR Dealer Assets and (v) the PR Outlet Assets, but excluding any Pre-Separation Litigation Assets.

“SHO Assumed Liabilities” means, without duplication,

(i) any and all Liabilities of members of the SHLD Group as and to the extent relating to, arising out of, or resulting from (A) the SHO Business, or (B) any SHO Assets and any former Assets of any member of the SHO Group or any of its predecessors (other than Shared Transaction Liabilities, SHLD Assumed Wage Law Liabilities and Liabilities expressly allocated to the SHLD Group pursuant to the Ancillary Agreements);

(ii) any and all SHO Retained Wage Law Liabilities; and

(iii) 50% of any and all Shared Transaction Liabilities.

“SHO Business” means (A) the businesses and operations of the SHO Group, including the business of SHO as described in the SHO Registration Statement and (B) any terminated, divested or discontinued businesses and operations of any member of the SHO Group or any of its predecessors.

“SHO Common Stock” has the meaning set forth in the Recitals.

“SHO Contribution” has the meaning set forth in Section 2.1(e)(i).

“SHO Group” means, collectively, SHO, the Transferred Entities and all other Persons that hereafter become a Subsidiary of SHO.

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“SHO Indemnified Party” has the meaning set forth in Section 10.3.

“SHO Liabilities” means, without duplication, any and all Liabilities of members of the SHO Group after giving effect to the Ancillary Agreements and the transactions contemplated by Section 2.1 and for the avoidance of doubt, including (i) the SHO Assumed Liabilities, (ii) the Hometown Assumed Liabilities, (iii) the Outlet Assumed Liabilities, (iv) the PR Dealer Liabilities and (v) the PR Outlet Liabilities, but excluding (i) the SHLD Assumed Liabilities and (ii) any Liabilities for which members of the SHO Group are entitled to indemnification from the SHLD Group pursuant to the Tax Sharing Agreement.

“SHO Litigation Matters” means any and all Actions primarily related to the SHO Assets, the SHO Liabilities or the SHO Business, but excluding any Pre-Separation Litigation Matters.

“SHO Quarterly Report” has the meaning set forth in Section 7.1(a).

“SHO Registration Statement” means the registration statement on Form S-1 (Registration No. 333-181051), as amended, filed with the SEC, pursuant to which the Rights to be distributed and the SHO Common Stock to be offered and sold through the Rights Offering have been registered under the Securities Act.

“SHO Retained Wage Law Liabilities” means any and all Liabilities, directly or indirectly arising out of, relating to or based upon all (i) Wage Law Actions, commenced after the Rights Closing Effective Time and (ii) any Liabilities described in the proviso in the definition of SHLD Assumed Wage Law Liabilities.

“Software” means computer software, programs, databases and applications, whether in source code, object code or other form, including, operating software, network software, Internet websites, web content and links, all versions, updates, corrections, enhancements, replacements and modifications thereof, and all documentation related thereto.

“SPR” means Sears, Roebuck de Puerto Rico, Inc., a Delaware corporation.

“SRC” means Sears Roebuck and Co., a New York corporation.

“Subsidiaries” means any and all corporations, partnerships, limited liability companies, joint ventures, associations and other entities controlled by a Person directly or indirectly through one or more intermediaries.

“Tax” or “Taxes” has the meaning set forth in the Tax Sharing Agreement.

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“Tax Sharing Agreement” means the Tax Sharing Agreement by and between SHLD, on the one hand, and SHO and its subsidiaries, on the other hand, dated August 8, 2012.

“Third Party” means any Person that is not a party hereto or an Affiliate of any party hereto.

“Third Party Claim” has the meaning set forth in Section 10.8(a).

“Third Party Proceeds” has the meaning set forth in Section 10.5(a).

“Transfer Impediment” has the meaning set forth in Section 5.3(a).

“Transferred Entity” means each of SAHS, Outlet Stores, and Sears Home Appliance Showrooms, LLC.

“Unreleased Liability” has the meaning set forth in Section 5.2.

“Unreleased Person” has the meaning set forth in Section 5.2.

“Unresolved Disputes” has the meaning set forth in Section 11.2(b).

“Wage Law Action” means any Action with respect to violations by the SHO Business of the Fair Labor Standards Act, any amendments thereto or any rules or regulations promulgated thereunder as each apply to the regulation of employee wages and hours, or any similar provisions of any federal, state, or local law.

ARTICLE II

THE BUSINESS SEPARATION

Section 2.1 Business Separation. On the terms and subject to the conditions set forth in this Agreement, prior to the effectiveness of SHO Registration Statement (but subject to Section 5.2 with respect to Unreleased Liabilities and Section 5.3 with respect to Deferred Transfer Assets and Deferred Transferred Liabilities), the transactions set forth in this Section 2.1 (collectively, the “Business Separation”) shall take place in the order provided below:

(a) US Assets Contribution and Liabilities Assumption.

(i) SRC shall convey, assign and transfer as a capital contribution by way of contribution to surplus (x) to SAHS, all of SRC’s right, title and interest in and to the Hometown Transferred Assets and cash in an amount equal to $3,399,206 and (y) to Outlet Stores, all of SRC’s right, title and interest in and to the Outlet Transferred Assets and cash in an amount equal to $ 340,820 (collectively, the “Assets Contribution”).

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(ii) (x) SAHS shall accept and assume all Hometown Assumed Liabilities and (y) Outlet Stores shall accept and assume all Outlet Assumed Liabilities.

(b) Puerto Rico Assets Transfer and Liabilities Assumption.

(i) SPR shall sell, and SAHS shall purchase, all of SPR’s right, title and interest in and to the PR Dealer Assets; and SAHS shall pay, or cause to be paid, to SPR, a purchase price in an amount equal to $3,399,206 and shall accept and assume all PR Dealer Liabilities.

(ii) SPR shall sell, and Outlet Stores shall purchase, all of SPR’s right, title and interest in and to the PR Outlet Assets; and Outlet Stores shall pay, or cause to be paid, to SPR, a purchase price in an amount equal to $340,820 and shall accept and assume all PR Outlet Liabilities.

(c) Distribution of Litigation Assets. Concurrently with the transactions set forth in Sections 2.1(a) and (b), each of the Transferred Entities shall distribute to SRC, all of such Transferred Entity’s right, title and interest, if any, in and to the Pre-Separation Litigation Assets.

(d) LLC Distribution. Immediately following the transactions set forth in Sections 2.1 (a), (b) and (c), SRC shall distribute to SHLD all of SRC’s right, title and interest in and to all the issued and outstanding equity interests of the Transferred Entities (the “LLC Distribution”).

(e) SHO Contribution.

(i) Immediately following the LLC Distribution, SHLD shall contribute all of its right, title and interest in and to all the issued and outstanding equity interests of the Transferred Entities to SHO (the “SHO Contribution”) by way of contribution to surplus.

(ii) Concurrently with the SHO Contribution, (x) SHLD shall accept and assume all the SHLD Assumed Liabilities and (y) SHO shall accept and assume all the SHO Assumed Liabilities.

Each Person required pursuant to this Section 2.1 to assume any Liability shall accept, assume, perform, discharge and fulfill such Liability in accordance with its terms, regardless of (i) when or where such Liabilities arose or arise, (ii) whether the facts upon which they are based occurred prior to, on or subsequent to the Rights Closing Effective

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Time, (iii) where or against whom such Liabilities are asserted or determined and (iv) whether arising from or alleged to arise from negligence, recklessness, violation of Law, fraud or misrepresentation by any member of the SHLD Group or the SHO Group, as the case may be, or any of their past or present respective directors, officers, employees, agents, Subsidiaries or Affiliates.

ARTICLE III

DISTRIBUTION OF THE RIGHTS

Section 3.1 Distribution of Rights. Following the Business Separation and subject to SHLD’s rights pursuant to Article XIII, SHLD may, in its sole and absolute discretion, distribute the Rights in the manner described in the SHO Registration Statement. The date on which the distribution of the Rights occurs shall be the “Rights Distribution Date.” Prior to such Rights distribution, SHLD may, in its sole and absolute discretion, as the sole shareholder of SHO, cause the certificate of incorporation of SHO to be amended, such that, upon the filing of such amended certificate with the Secretary of State of the State of Delaware, each share of the SHO Common Stock then issued and outstanding, shall be converted into that number of fully paid and non-assessable shares of SHO Common Stock issued and outstanding equal to such number as the board of directors of SHLD shall determine is required in order to complete the sale of SHO Common Stock as contemplated by the Rights Offering.

ARTICLE IV

CLOSING OF RIGHTS OFFERING

Section 4.1 Rights Closing. Subject to SHLD’s rights pursuant to Article XIII, the closing of the sale of SHO Common Stock pursuant to the Rights shall take place in the manner described in “The Rights Offering” section of the SHO Registration Statement. The date on which the closing of the sale of SHO Common Stock occurs shall be the “Rights Closing Date.”

Section 4.2 Intercompany Agreements.

(a) Except as set forth in Section 4.2(b), in furtherance of the releases and other provisions of Section 10.1, SHO, on behalf of itself and each other member of the SHO Group, on the one hand, and SHLD, on behalf of itself and each other member of the SHLD Group, on the other hand, shall terminate, effective as of the Rights Closing Effective Time, any and all Intercompany Agreements in effect as of the Rights Closing Date and shall settle, or cause to be settled, all Intercompany Accounts on or prior to the Rights Closing Effective Time. No such terminated Intercompany Agreements (including any provision thereof that purports to survive termination) shall be of any further force or effect after the Rights Closing Effective Time. Each party hereto shall, at the reasonable request of the other party hereto, take, or cause to be taken, such other actions as may be necessary to effect the foregoing.

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(b) The provisions of Section 4.2(a) shall not apply to any of the following Intercompany Agreements (or to any of the provisions thereof) or Intercompany Accounts: (i) this Agreement and the Ancillary Agreements (and each other Intercompany Agreement or Intercompany Account expressly contemplated hereby or thereby, including the Implementation Documents) and (ii) any outstanding intercompany trade receivables or payables incurred in the ordinary course of business that are reflected in the books and records of the parties or otherwise documented in writing in accordance with past practices.

Section 4.3 Resignation. On or before the Rights Closing Effective Time:

(a) SHLD shall deliver to SHO the resignation, effective as of the Rights Closing Effective Time, of each Person who is an officer or a director of any member of the SHO Group immediately prior to the Rights Closing Effective Time and who will be an employee or officer of any member of the SHLD Group immediately after the Rights Closing Effective Time.

(b) SHO shall deliver to SHLD the resignation, effective as of the Rights Closing Effective Time, of each Person who is an officer or a director of any member of the SHLD Group immediately prior to the Rights Closing Effective Time and who will be an employee or officer of any member of the SHO Group immediately after the Rights Closing Effective Time.

ARTICLE V

GENERAL PROVISONS

Section 5.1 Implementation Documents. In order to effectuate the transactions contemplated in this Agreement, each of SHLD and SHO shall execute and deliver, or cause to be executed and delivered, such deeds, bills of sale, instruments of assumption, instruments of assignment, stock powers, certificates of title and other instruments of assignment, transfer, contribution, assumption, license and conveyance (collectively, the “Implementation Documents”) as and to the extent necessary to effect such transactions.

Section 5.2 Unreleased Liabilities. If at any time after the Rights Closing Effective Time, any member of the SHLD Group shall remain obligated to any Third Party in respect of any SHO Liability or any member of the SHO Group shall remain obligated to any Third Party in respect of any SHLD Liability, in each case, as guarantor, assignor, original tenant, primary obligor or otherwise, the following provisions shall apply. Any Liability referred to in this Section 5.2 is hereinafter referred to as an “Unreleased Liability” and any Person remaining obligated for such Liability is hereinafter referred to as an “Unreleased Person”.

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(a) Nothing in this Agreement shall release any Unreleased Person with respect to any obligation to any applicable Third Party for such Unreleased Liability as provided in the relevant Contract, applicable Law or other source of such Unreleased Liability, provided that such Unreleased Person shall be entitled to indemnification pursuant to Section 10.4.

(b) The parties hereto shall continue on and after the Rights Closing Effective Time to use reasonable efforts to cause each Unreleased Person to be released from each of its Unreleased Liabilities.

(c) If, as and when it becomes possible to delegate, novate or extinguish any Unreleased Liability in favor of an Unreleased Person, the relevant party shall, promptly execute and deliver, or cause to be promptly executed and delivered, all such documents and perform all such other acts, as may be necessary or desirable to give effect to such delegation, novation, extinction or other release without payment of any further consideration by the Unreleased Person.

Section 5.3 Deferred Transfers.

(a) If and to the extent that the transfer, assignment or novation to the SHO Group of any SHO Assets or SHO Liabilities, or to the SHLD Group of any SHLD Assets or SHLD Liabilities, would be a violation of applicable Law or require any Consent or Governmental Approval or the fulfillment of any condition that cannot be fulfilled by the applicable member of the SHO Group or the SHLD Group (the “Transfer Impediments,” which for the avoidance of doubt, shall not include purely monetary condition to the extent the necessary funds are advanced, assumed, or agreed in advance to be reimbursed by the applicable transferee), then the transfer, assignment or novation to the transferee or assignee of such SHO Assets or SHO Liabilities or SHLD Assets or SHLD Liabilities shall be automatically deemed deferred and any such purported transfer or assignment shall be null and void until such time as all Transfer Impediments have been removed. Any such Liability shall be deemed a “Deferred Transfer Liability” and any such Asset shall be deemed a “Deferred Transfer Asset.”

(b) If the transfer or assignment of any Deferred Transfer Asset or assumption of any Deferred Transfer Liability is not consummated prior to or at the Rights Closing Effective Time, whether as a result of the provisions of Section 5.3(a) or for any other reason, then, insofar as reasonably possible, (i) the Person retaining such Deferred Transfer Asset shall thereafter hold such Deferred Transfer Asset for the use and benefit of the Person entitled thereto (at the expense of the Person entitled thereto) and (ii) the Person intended to assume such Deferred Transfer Liability shall, or shall cause the applicable member of its Group to, pay or reimburse the Person retaining such Deferred

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Transfer Liability for all amounts paid or incurred in connection with the retention of such Deferred Transfer Liability. In addition, the Person retaining such Deferred Transfer Asset shall, insofar as reasonably possible and to the extent permitted by applicable Law, treat such Asset in the ordinary course of business in accordance with past practice and take such other actions as may be reasonably requested by the Person to which such Deferred Transfer Asset is to be transferred in order to place such Person, insofar as reasonably possible, in the same position as if such Deferred Transfer Asset had been transferred as contemplated hereby and so that all the benefits and burdens relating to such Deferred Transfer Asset, including, possession, use, risk of loss, potential for gain, and dominion, control and command over such Deferred Transfer Asset, are to inure from and after the Rights Closing Effective Time to the member or members of the SHO Group or the SHLD Group entitled to the receipt of such Deferred Transfer Asset.

(c) If and when all Transfer Impediments, which caused the deferral of transfer of any Deferred Transfer Asset or Deferred Transfer Liability pursuant to Section 5.3(a), are removed, the transfer, assignment or novation of the applicable Deferred Transfer Asset or Deferred Transfer Liability shall be effected in accordance with and subject to the terms of this Agreement and any applicable Ancillary Agreement or Implementation Document.

(d) The Person retaining any Deferred Transfer Asset or Deferred Transfer Liability due to the deferral of the transfer or assignment of such Deferred Transfer Asset or the deferral of the assumption of such Deferred Transfer Liability pursuant to Section 5.3(a) or otherwise shall continue on and after the Rights Closing Effective Time to use commercially reasonable efforts to remove all Transfer Impediments; provided, however, that such Person shall not be obligated, in connection with the foregoing, to expend any money unless the necessary funds are advanced, assumed, or agreed in advance to be reimbursed by the Person entitled to such Deferred Transfer Asset or the Person intended to be subject to such Deferred Transfer Liability.

(e) Any Deferred Transfer Asset shall be deemed to have been contributed, distributed, assigned, transferred, conveyed, licensed or delivered pursuant to this Section 5.3 on the date such transfer should have occurred pursuant to Section 2.1 in the absence of the Transfer Impediments upon its actual contribution, distribution, assignment, transfer, conveyance, license or delivery to the applicable Group as contemplated in Section 5.3. Any Deferred Transfer Liability shall be deemed to have been accepted or assumed pursuant to this Section 5.3 on the date such assumption should have occurred pursuant to Section 2.1 in the absence of the Transfer Impediments upon its actual acceptance or assumption by the applicable Group as contemplated in Section 5.3.

Section 5.4 Transfers of Assets or Liabilities Following the Business Separation. Subject to Section 5.3, if at any time on or after the Business Separation (including after the Rights Closing Effective Time), any member of the SHLD Group or the SHO Group shall receive or otherwise possess any Asset or incur any Liability that is

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allocated to a member of the other Group pursuant to this Agreement or an Ancillary Agreement, such Person shall, in accordance with the terms hereof, promptly transfer, or cause to be transferred, such Asset or Liability to the Person so entitled thereto or responsible therefor, and such other Person shall accept or assume, or cause to be accepted or assumed, such Asset or Liability. Prior to such transfer, such Person shall hold such Asset or Liability in trust for such other Person so entitled thereto or responsible therefor.

Section 5.5 Corporate Names; Trademarks. Except as specifically provided in the License Agreements or other Ancillary Agreements, after the Rights Closing Effective Time, no member of one Group may use any trademark, service mark, trade dress, Internet domain name, logo or other source identifier (collectively, the “Marks”) owned by any member of the other Group, except as permitted under applicable Law or subsequent agreement in writing between the parties. Notwithstanding the foregoing or anything in the Ancillary Agreements to the contrary, no member of one Group shall be required to take any action to remove any reference to any Mark of a member of the other Group from materials already in the rightful possession of customers or other Third Parties as of the Rights Closing Effective Time.

Section 5.6 Certain Matters Governed Exclusively by Ancillary Agreements.

(a) Effective on the Rights Closing Date, the parties hereto shall, and shall cause applicable members of their respective Groups to, execute and deliver the Ancillary Agreements.

(b) Each of SHLD and SHO agrees on behalf of itself and members of its Group that, except as otherwise expressly provided for in this Agreement or any Ancillary Agreement, (i) the Tax Sharing Agreement shall exclusively govern all matters relating to Taxes between such parties, (ii) the Employee Transition and Administrative Services Agreement shall exclusively govern all matters relating to the separation of employees and other employee-related matters identified therein between such parties and (iii) the other Ancillary Agreements shall exclusively govern those matters subject to such agreements.

Section 5.7 Disclaimer of Representations and Warranties.

(a) SHO (on behalf of itself and each member of the SHO Group) understands and agrees that, except as expressly set forth in any Ancillary Agreement, no party to this Agreement, any Ancillary Agreement or any other agreement or document contemplated by this Agreement, any Ancillary Agreement or otherwise, is representing or warranting in any way as to the SHO Assets or SHO Liabilities transferred, assumed or retained as contemplated hereby or thereby, as to any Consents or Governmental Approvals required in connection therewith, as to the value or freedom from any Encumbrances of, or any other matter concerning, any SHO Asset or SHO Liability, or as to the absence of any

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defense or right of setoff or freedom from counterclaim with respect to any claim or other SHO Asset, including, any accounts receivable of any party, or as to the legal sufficiency of any assignment, document or instrument delivered hereunder or thereunder to convey title to any SHO Asset or thing of value upon the execution, delivery and filing hereof or thereof.

(b) SHLD (on behalf of itself and each member of the SHLD Group) understands and agrees that, except as expressly set forth in any Ancillary Agreement, no party to this Agreement, any Ancillary Agreement or any other agreement or document contemplated by this Agreement, any Ancillary Agreement or otherwise, is representing or warranting in any way as to the SHLD Assets or SHLD Liabilities transferred, assumed or retained as contemplated hereby or thereby, as to any Consents or Governmental Approvals required in connection therewith, as to the value or freedom from any Encumbrances of, or any other matter concerning, any SHLD Asset or SHLD Liability, or as to the absence of any defense or right of setoff or freedom from counterclaim with respect to any claim or other SHLD Asset, including, any accounts receivable of any party, or as to the legal sufficiency of any assignment, document or instrument delivered hereunder to convey title to any SHLD Asset or thing of value upon the execution, delivery and filing hereof or thereof.

(c) Except as may expressly be set forth in any Ancillary Agreement, all SHO Assets and SHLD Assets are being transferred on an “as is,” “where is” basis (and, in the case of transfer of any real property, by means of a special or limited warranty deed or similar form of deed, instrument of assignment or conveyance) and the respective transferees shall bear the economic and legal risks that (i) any conveyance shall prove to be insufficient to vest in the transferee good and marketable title (or leasehold, as applicable), free and clear of any Encumbrance, and (ii) any necessary Consents or Governmental Approvals are not obtained or any requirements of Law are not complied with.

ARTICLE VI

CONFIDENTIALITY; EXCHANGE OF INFORMATION

Section 6.1 Agreement for Exchange of Information; Archives.

(a) Except in the case of an Action or threatened Action by either party hereto or any Person in such party’s Group against the other party hereto or any Person in its Group, and subject to Section 6.1(b), each party hereto shall provide, or cause to be provided, to the other party or any member of its Group, at any time before or after the Business Separation, as soon as reasonably practicable after written request therefor, all Information in the possession or under the control of its Group (and access to employees of its Group during normal business hours and upon reasonable notice in connection with the discussion and explanation of such Information), which any member of the other

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party’s Group reasonably requests and is necessary (i) to comply with reporting, disclosure, filing or other requirements under applicable Law or imposed by any national securities exchange or any Governmental Authority having jurisdiction over such Person, (ii) for use in any other judicial, regulatory, administrative or other proceeding or in order to satisfy audit, accounting, regulatory, litigation or other similar requirements or (iii) to comply with its obligations under this Agreement or any Ancillary Agreement. The receiving party shall use any Information received pursuant to this Section 6.1(a) solely to the extent reasonably necessary to satisfy the applicable obligations or requirements described in clause (i), (ii) or (iii) of the immediately preceding sentence.

(b) Subject to the last sentence of this Section 6.1(b), in the event that either SHLD or SHO, as applicable, reasonably determines that the exchange of any Information pursuant to Section 6.1(a) could be commercially detrimental, violate any Law or agreement or waive or jeopardize any attorney-client privilege or attorney work product protection, such party shall not be required to provide access to or furnish such Information to the other party; provided, however, that the parties shall take all commercially reasonable measures to permit the compliance with Section 6.1(a) in a manner that avoids any such harm or consequence. Both SHLD and SHO intend that any provision of access to or the furnishing of Information pursuant to this Section 6.1 that would otherwise be within the ambit of any legal privilege shall not operate as waiver of such privilege.

(c) Except as otherwise provided in the Ancillary Agreements, a member of one Group will only process Information about individual customers and/or employees, including, names, addresses, telephone numbers, account numbers, customer lists, and demographic, financial and transaction information, in each case provided by the other Group pursuant to this Section 6.1, in accordance with the privacy policies of SHLD existing as of the Rights Closing Effective Time and all applicable privacy and data protection law obligations and will implement and maintain at all times appropriate technical and organizational measures to protect such personal data against unauthorized or unlawful processing and accidental loss, destruction, damage, alteration and disclosure. In addition, each party hereto agrees to provide reasonable assistance to the other party’s Group in respect of any obligations under privacy and data protection Law affecting the disclosure of such personal data to the other party’s Group and will not knowingly process such personal data in such a way to cause the other party’s Group to violate any of its obligations under any applicable Law.

(d) The party requesting Information shall reimburse the other party for the reasonable out of pocket costs and expenses, if any, in complying with a request for Information pursuant to this Article VI.

Section 6.2 Ownership of Information. Except as otherwise provided in the Ancillary Agreements, all Information owned by one Group that is provided to the other Group hereunder shall be deemed to remain the property of the providing party and nothing herein shall be construed as granting or conferring rights of license or otherwise in any such Information.

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Section 6.3 Record Retention.

(a) To facilitate the possible exchange of Information pursuant to this Article VI and other provisions of this Agreement, except as otherwise expressly provided in any Ancillary Agreement, (i) each party hereto shall, and shall cause members of its Group to, use reasonable best efforts to retain all Information in accordance with their respective record retention policies and procedures as in effect as of the Rights Closing Effective Time and (ii) no party hereto shall destroy, or permit any member of its Group to destroy, any Information which any member of the other Group may have the right to obtain pursuant to this Agreement prior to the later of the period in the applicable retention policy or the fifth (5th) anniversary of the Rights Closing Date without first notifying the other party hereto of the proposed destruction and giving the other party hereto the opportunity to take possession of such Information prior to such destruction.

(b) Each of the parties hereto shall, and shall cause members of its respective Group to, use reasonable efforts to deliver to the other party (i) on or prior to the Rights Closing Effective Time, any and all original corporate organizational books that such party or any member of its Group has in its possession primarily relating to the other party’s Business, (ii) on or prior to the Rights Closing Effective Time, originals of any and all Records that any member of its Group knowingly has in its possession or control, whether in paper or electronic format, in each case relating primarily to the other party’s Business, and (iii) as soon as reasonably practicable following their discovery, originals of any materials described in (i) and (ii) above which it or any member of its Group discovers are in its possession or control following the Rights Closing Effective Time; provided, however, that with respect to clauses (i), (ii) and (iii) of this paragraph (b), the party providing such Records may retain copies of any such Records that relate to its Business, including, corporate minute books and risk management files.

Section 6.4 Production of Witnesses; Records; Cooperation.

(a) After the Rights Closing Effective Time, but only with respect to a Third Party Claim, each of SHLD and SHO shall, and shall cause the other members of its Group to, use commercially reasonable efforts to, make available, upon written request, their former, current and future directors, officers, employees, other personnel and agents (whether as witnesses or otherwise) and any books, records or other documents within their control or that they otherwise have the ability to make available, to the extent that each such Person (giving consideration to business demands of such directors, officers, employees, other personnel and agents) or books, records or other documents may reasonably be required in connection with any Action or threatened or contemplated Action (including preparation for such Action) in which SHLD or SHO, as applicable,

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may from time to time be involved, regardless of whether such Action is a matter with respect to which indemnification may be sought hereunder. The requesting party shall bear all out-of-pocket costs and expenses in connection therewith.

(b) SHLD and SHO shall use their commercially reasonable efforts to cooperate and consult to the extent reasonably necessary with respect to any Actions or threatened or contemplated Actions involving each other’s Group, other than an Action against the other Group.

(c) The obligation of SHLD and SHO to make available former, current and future directors, officers, employees and other personnel and agents or provide witnesses and experts pursuant to this Section 6.4 is intended to be interpreted in a manner so as to facilitate cooperation and shall include the obligation to make available employees and other officers without regard to whether such individual or the employer of such individual could assert a possible business conflict (subject to the exception set forth in the first sentence of Section 6.4(a)). Without limiting the foregoing, each of SHLD and SHO agrees that neither it nor any Person or Persons in its respective Group will take any adverse action against any Person of its Group based on such Person’s provision of assistance or information to the other Group pursuant to this Section 6.4.

(d) Upon the reasonable request of SHLD or SHO, SHLD and SHO shall, and shall cause all other relevant members of their respective Group to, enter into a mutually acceptable common interest agreement so as to maintain to the extent practicable any applicable attorney-client privilege or work product immunity of any member of either Group.

Section 6.5 Confidential Information.

(a) Subject to Section 6.6, each of SHLD and SHO, on behalf of itself and each Person in its respective Group, shall hold, and cause its respective Representatives to hold, in strict confidence and not release or disclose, with at least the same degree of care, that it applies to its own confidential and proprietary information pursuant to policies in effect as of the Rights Closing Effective Time, all Information concerning the other Group or its business that is either in its possession (including Information in its possession prior to the Business Separation) or furnished by the other Group or its respective Representatives at any time pursuant to this Agreement or any Ancillary Agreement or the transactions contemplated hereby and thereby (any such Information referred to herein as “Confidential Information”), and shall not use any such Confidential Information other than for such purposes as shall be expressly permitted hereunder or thereunder. Notwithstanding the foregoing, Confidential Information shall not include Information that is (i) in the public domain through no fault of any member of the SHLD Group or the SHO Group, as applicable, or any of its respective Representatives, (ii) later lawfully acquired by any member of the SHLD Group or the SHO Group, as applicable, or any of its respective Representatives, from other sources not bound by a confidentiality

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obligation, or (iii) independently developed by any member of the SHLD Group or the SHO Group, as applicable, or any of its respective Representatives, without reference to any Confidential Information of the SHLD Group or the SHO Group, as applicable. Notwithstanding the foregoing, each of SHLD and SHO may release or disclose, or permit to be released or disclosed, any such Confidential Information concerning the other Group to their Representatives who need to know such Confidential Information (who shall be advised of the obligations hereunder with respect to such Confidential Information), provided that the parties hereto shall be responsible for any breach of this Article VI by the Representatives of their respective Groups.

(b) Each party hereto shall maintain and develop, and shall cause members of its respective Group to maintain and develop, such policies and procedures, necessary or appropriate, to ensure compliance with Section 6.5(a).

(c) Without limiting the foregoing, when any Confidential Information concerning the other Group or its business is no longer needed for the purposes contemplated by this Agreement or any Ancillary Agreement, each of SHLD and SHO will, promptly after request of the other party, either return all Confidential Information in tangible form (including all copies thereof and all notes, extracts or summaries based thereon) or certify to the other party, that it has destroyed such Confidential Information (other than electronic copies residing in automatic backup systems or one copy retained to the extent required by law, regulation or a bona fide document retention policy).

Section 6.6 Protective Arrangement. If any party hereto or any member of its Group either determines on the advice of its counsel that it is required to disclose any Confidential Information pursuant to applicable Law or receives any demand under lawful process or from any Governmental Authority to disclose or provide Information of any other party (or any member of such party’s Group), such party required to disclose such Confidential Information shall give the other party prompt, to the extent legally permitted and reasonably practicable, prior notice of such disclosure and an opportunity to contest such disclosure and shall use commercially reasonable efforts to cooperate, at the expense of the requesting Person, in seeking any reasonable protective arrangements requested by such Person. In the event that such appropriate protective order or other remedy is not obtained, the Person that is required to disclose such Information may furnish, or cause to be furnished, only that portion of such Confidential Information that is legally required to be disclosed and shall take commercially reasonable steps to ensure that confidential treatment is accorded such Information.

Section 6.7 Other Agreements Providing for Exchange of Information. The rights and obligations granted or created under this Article VI are subject to any specific limitations, qualifications or additional provisions on the sharing, exchange, retention or confidential treatment of Information set forth in any Ancillary Agreement.

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Section 6.8 Privileged Matters. To allocate the interests of each party in the Information as to which any party is entitled to assert a privilege in connection with professional services that have been provided prior to the Rights Closing Effective Time for the collective benefit of each of the members of the SHLD Group and the members of the SHO Group, whether or not such a privilege exists or the existence of which is in dispute, the parties hereto agree as follows:

(a) SHLD shall be entitled, in perpetuity, to control the assertion or waiver of all privileges in connection with privileged Information which relates to the SHLD Business and, subject to Section 6.8(c), not to the SHO Business, whether or not the privileged Information is in the possession of or under the control of members of the SHLD Group or the SHO Group. SHLD also shall be entitled, in perpetuity, to control the assertion or waiver of all privileges in connection with privileged Information which relates to any pending or future Action that is, or which SHLD reasonably anticipates may become, an SHLD Liability and that is not also, or that SHLD reasonably anticipates will not become, an SHO Liability, whether or not the privileged Information is in the possession of or under the control of members of the SHLD Group or the SHO Group.

(b) Subject to Section 6.8(c), SHO shall be entitled, in perpetuity, to control the assertion or waiver of all privileges in connection with privileged Information which relates to the SHO Business and not to the SHLD Business, whether or not the privileged Information is in the possession of or under the control of members of the SHLD Group or the SHO Group. SHO also shall be entitled, in perpetuity, to control the assertion or waiver of all privileges in connection with privileged Information which relates to any pending or future Action that is, or which SHO reasonably anticipates may become, an SHO Liability and that is not also, or that SHO reasonably anticipates will not become, an SHLD Liability, whether or not the privileged Information is in the possession of or under the control of members of the SHLD Group or the SHO Group.

(c) SHLD shall be entitled, in perpetuity, to control the assertion or waiver of all privileges in connection with privileged Information which relates to the Business Separation, the Rights Offering or the transactions contemplated thereby, it being understood and agreed that the expectation and intention as between SHLD and SHO with respect to any communications between advisors to SHLD and SHO occurring up to and including the Rights Closing Date in connection with the Business Separation, the Rights Offering and such transactions are that the privilege and the expectation of client confidence belong exclusively to SHLD.

(d) Subject to the restrictions in this Section 6.8, SHLD and SHO agree that they shall have equal right to assert all privileges (“Shared Privileges”)

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not allocated pursuant to the terms of Section 6.8(a), (b) or (c) with respect to Information as to which the members of both the SHLD Group and the SHO Group may assert a privilege.

(e) Each party hereto shall ensure that no member of its Group may waive any Shared Privilege, without the written consent of the other party which shall not be unreasonably withheld or delayed.

(f) In the event of an Action between one or more members of the SHO Group, on the one hand, and one or more members of the SHLD Group, on the other hand, each such party shall have the right to use any Information that may be subject to a Shared Privilege, without obtaining the consent of the other party, it being understood and agreed that the use of Information with respect to the Action or other dispute between the members of the SHO Group, on the one hand, and the members of the SHLD Group, on the other hand, shall not operate as or be used by either party as a basis for asserting a waiver of such Shared Privilege with respect to Third Parties.

(g) If a dispute arises between any member of the SHO Group, on the one hand, and any member of the SHLD Group, on the other hand, regarding whether a Shared Privilege should be waived to protect or advance the interest of either party, each party hereto agrees that it shall negotiate in good faith and endeavor to minimize any prejudice to the rights of the other party, and shall not unreasonably withhold consent to any request for waiver by the other party. Each party hereto specifically agrees that it will not withhold consent to waiver for any purpose except to protect its own legitimate interests.

(h) Upon receipt by either party hereto or by any member of its Group of any subpoena, discovery or other request which arguably calls for the production or disclosure of Information subject to a Shared Privilege or as to which the other party or a member of such other party’s Group has the sole right hereunder to assert a privilege, or if either party obtains knowledge that any of its Group’s current or former directors, officers, agents or employees have received any subpoena, discovery or other requests which arguably call for the production or disclosure of such privileged Information, such party shall promptly notify the other party of the existence of the request and shall provide the other party a reasonable opportunity to review the Information and to assert any rights it or any member of its Group may have under this Section 6.8 or otherwise to prevent the production or disclosure of such privileged Information. Each party shall bear its own expenses in connection with any such request.

(i) The transfer of all Records and other Information and each party’s retention of Records and other Information which may include privileged Information of the other pursuant to this Agreement is made in reliance on the

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agreement of SHLD and SHO, as set forth in this Article VI, to maintain the confidentiality of the Information and to assert and maintain all applicable privileges. The access to Information being granted and the agreement to provide witnesses herein, the furnishing of notices and documents and other cooperative efforts contemplated hereby, and the transfer of privileged Information between and among the parties hereto and members of their respective Groups pursuant hereto shall not be deemed a waiver of any privilege that has been or may be asserted under this Agreement or otherwise.

ARTICLE VII

FINANCIAL AND OTHER INFORMATION

Section 7.1 Financial and Other Information.

(a) This Section 7.1(a) shall not apply if the Rights Closing Effective Time occurs in the fourth quarter of SHLD’s fiscal year. As soon as practicable, and in any event no later than the earlier of (A) 35 days prior to the date SHO publicly files its first quarterly report with the SEC that includes its financial statements for such fiscal quarter (the “SHO Quarterly Report”) or otherwise makes the SHO Quarterly Report publicly available or (B) 35 days before SHLD is required to file with the SEC its quarterly financial statements following the Rights Closing Effective Time, SHO shall deliver to SHLD a substantially final draft of the SHO Quarterly Report certified by the chief financial officer of SHO as presenting fairly, in all material respects, the financial condition and results of operations of the SHO Group. Following such delivery, (i) SHO and SHLD shall actively consult with each other regarding any changes (whether or not substantive) which SHO may consider making to the SHO Quarterly Report and related disclosures prior to the filing with the SEC, with particular focus on any changes which would have any effect upon SHLD’s financial statements or related disclosures and (ii) SHO shall deliver to SHLD all material revisions to such draft as soon as any such revisions are prepared or made.

(b) As soon as practicable, and in any event no later than the earlier of (A) 45 days prior to the date SHO publicly files its first annual report with the SEC that includes its financial statements for the fiscal year in which the Rights Closing Effective Time occurs (the “SHO Annual Report”) or otherwise makes the SHO Annual Report publicly available or (B) 45 days before SHLD is required to file with the SEC its annual financial statements for such fiscal year, SHO shall deliver to SHLD the substantially final draft of the SHO Annual Report certified by the chief financial officer of SHO as presenting fairly, in all material respects, the financial condition and results of operations of the SHO Group. Following such delivery, (i) SHO and SHLD shall actively consult with each other regarding any changes (whether or not substantive) which SHO may consider making to the SHO Annual Report and related disclosures prior to the filing with the SEC, with particular focus on any changes which would have any effect upon SHLD’s financial statements or related disclosures and (ii) SHO shall deliver all material revisions to such drafts as soon as any such revisions are prepared or made.

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(c) (i) With respect to Public Filings by SHLD, until the date on which SHLD’s annual report on Form 10-K for the year in which the Rights Closing Effective Time occurs is filed, and (ii) with respect to Public Filings by SHO, until the date on which the SHO Annual Report is filed, SHLD and SHO shall cooperate fully, and cause their respective accountants to cooperate fully, to the extent requested by the other party, in the preparation of the other party’s public earnings releases, annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other proxy, information and registration statements, reports, notices, prospectuses and filings made with the SEC or any national securities exchange or otherwise made publicly available (collectively, the “Public Filings”). SHLD and SHO agree to provide to each other all Information that the other party reasonably requests in connection with any Public Filings or that, in either party’s judgment, is required to be disclosed or incorporated by reference therein under any Law. Such Information shall be provided by such party in a timely manner to enable the other party to prepare, print and release all Public Filings on such dates as such party shall determine. SHLD and SHO shall use their reasonable best efforts to cause their respective auditors to consent to any reference to them as experts in any Public Filings required under any Law. If and to the extent requested by either party, the other party shall diligently and promptly review all drafts of such Public Filings.

(d) To the extent it relates to a pre-Rights Closing Effective Time period, SHO shall authorize its auditors to make available to SHLD’s auditors both the personnel who performed or are performing the annual audit of SHO and work papers related to the annual audit of SHO, in all cases within a reasonable time prior to the opinion date of SHLD’s auditors, so that SHLD’s auditors are able to perform the procedures they consider necessary to take responsibility for the work of the SHO’s auditors as it relates to the SHLD’s auditors’ report on SHLD’ annual financial statements, all within sufficient time to enable SHLD to meet its timetable for the printing, filing and public dissemination of SHLD’s audited annual financial statements.

(e) To the extent it relates to a pre-Rights Closing Effective Time period, SHO shall provide SHLD’s auditors and management access to personnel and Records of members of its Group so that SHLD may conduct reasonable audits relating to the financial statements provided by SHO pursuant to the provisions of this Section 7.1.

(f) To the extent it relates to a pre-Rights Closing Effective Time period, (i) each of the parties hereto shall give the other party hereto as much prior notice as is reasonably practicable of any changes in, or proposed determination of, its accounting estimates or accounting principles from those in effect as of immediately prior to the Rights Closing Effective Time or of any other action with regard to its accounting estimates or accounting principles or previously reported financial results which may affect the other party’s financial results, (ii) each of the parties hereto will consult with

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the other and, if requested by the party contemplating such changes, with such party’s auditor and (iii) unless required by generally accepted accounting principles, Law or a Governmental Authority, SHO shall not make such determination or changes which would affect SHLD’s previously reported financial results without SHLD’s prior written consent, which shall not be unreasonably withheld. Further, SHO will give SHLD prompt notice of any amendments or restatements of accounting statements with respect to pre-Rights Closing Effective Time period, and will provide SHLD with access as provided in Article VII as promptly as possible such that SHLD will be able to satisfy its financial reporting requirements.

(g) Until the end of the fiscal year of SHLD in which the Rights Closing Date occurs, SHO shall, and shall cause each member of its Group to, maintain a fiscal year that commences and ends on the same calendar days as SHLD’s fiscal year commences and ends, and to maintain monthly accounting periods that commence and end on the same calendar days as SHLD’s monthly accounting periods commence and end.

(h) If either SHO or SHLD is the subject of any SEC comment, review or investigation (formal or informal) and which in any way relates to the other party or the other party’s Public Filings, such party shall provide the other party with a copy of any comment or notice of such review or investigation and shall give the other party a reasonable opportunity to be involved in responding to such comment, review or investigation, and the other party shall cooperate with such party in connection with responding to such comment, review or investigation.

(i) Within 10 days after the end of each quarter following the Rights Closing Effective Time during which SHLD and SHO are Affiliates, each of SHLD and SHO shall (i) provide the other party hereto with all related party Information required to be disclosed under the applicable law with respect to such quarter and (ii) cooperate to provide consistent disclosure with regard to such Information in any Public Filings.

(j) Subject to Section 6.5(a), Information provided pursuant to this Section 7.1, other than information required to be included in the Public Filings, shall be deemed Confidential Information for purposes of this Agreement. Nothing in this Section 7.1 shall require SHLD or SHO to violate any agreement with any of its customers, suppliers or other third parties regarding the confidentiality of Information relating to such customer, supplier or other third party or its business; provided that in the event that SHLD or SHO is required under this Section 7.1 to disclose any such Information, SHLD or SHO shall use all commercially reasonable efforts to seek to obtain such customers’, suppliers’ or other third parties’ consent to the disclosure of such Information.

(k) Each party hereto agrees and acknowledges, on behalf of itself and members of its Group, that it is aware and will advise its Representatives who receive information provided hereunder and are otherwise not aware, that (i) the information

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provided hereunder may contain material, non-public information concerning the other party and (ii) that United States securities laws prohibit any person who has material non-public information concerning a publicly traded Person from purchasing or selling securities of such Person, or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

Section 7.2 Sarbanes-Oxley Section 404 Compliance. Following the Business Separation, each party hereto shall continue to provide access to the other party hereto on a timely basis all Information reasonably required to meet its schedule for management’s assessment of the effectiveness of its disclosure controls and procedures and its internal control over financial reporting in accordance with Items 307 and 308, respectively, of Regulation S-K and, to the extent applicable to such party, its auditor’s audit of its internal control over financial reporting and management’s assessment thereof in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 and the SEC’s and Public Company Accounting Oversight Board’s rules and auditing standards thereunder (such assessments and audit being referred to as the “Internal Control Audit and Management Assessments”). Without limiting the generality of the foregoing, each party hereto will provide all required financial and other Information with respect to itself and members of its Group (including access to personnel and Records) to the other party’s auditors and management in a sufficient and reasonable time and in sufficient detail to permit such other party’s auditors and management to complete the Internal Control Audit and Management Assessments.

ARTICLE VIII

INSURANCE

Section 8.1 Insurance Matters.

(a) SHO does hereby, for itself and each other member of the SHO Group, agree that no member of the SHLD Group or any SHLD Indemnified Party shall have any liability whatsoever as a result of the insurance policies and practices of SHLD and its Affiliates as in effect at any time prior to the Rights Closing Effective Time, including as a result of the level or scope of any such insurance, the creditworthiness of any insurance carrier, the terms and conditions of any policy, the adequacy or timeliness of any notice to any insurance carrier with respect to any claim or potential claim or otherwise, any professional or other advice with respect to the initial policies for SHO, any handling of claims for SHO, or any oversight or advice with respect to risk management or other insurance-related issues; provided this Section 8.1(a) shall not negate SHLD’s agreement under Section 8.1(b).

(b) SHLD agrees to use its reasonable best efforts to cause the interests and rights of SHO and the other members of the SHO Group as of the Rights Closing

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Effective Time as insureds or beneficiaries or in any other capacity under occurrence-based insurance policies and programs (and under claims-made policies and programs to the extent a claim has been submitted prior to the Rights Closing Effective Time) of SHLD or any other member of the SHLD Group in respect of the period prior to the Rights Closing Effective Time to survive the Rights Closing Effective Time for the period for which such interests and rights would have survived without regard to the transactions contemplated hereby to the extent permitted by such policies; and any proceeds received by SHLD or any other member of the SHLD Group after the Rights Closing Effective Time under such policies and programs in respect of SHO and the other members of the SHO Group shall be for the benefit of SHO and the other members of the SHO Group; provided that the interests and rights of SHO and the other members of the SHO Group shall be subject to the terms and conditions of such insurance policies and programs, including any limits on coverage or scope, any deductibles and other fees and expenses and SHLD’s allocation of the cost of claims to its business units, including SHO, according to its allocation program in effect as of the Rights Closing Effective Time, and shall be subject to the following additional conditions:

(i) SHO shall report, on behalf of itself and other members of the SHO Group, as promptly as practicable claims in accordance with SHLD’s claim reporting procedures in effect immediately prior to the Rights Closing Effective Time (or in accordance with any modifications to such procedures after the Rights Closing Effective Time communicated by SHLD to SHO in writing);

(ii) SHO and the other members of the SHO Group shall indemnify, hold harmless and reimburse SHLD and the other members of the SHLD Group for any premiums, retrospectively rated premiums, defense costs, indemnity payments, deductibles, retentions, claim expenses and claim handling fees or other charges allocated to members of the SHO Group pursuant to the allocation program maintained by SHLD in effect as of the Rights Closing Effective Time; and

(iii) SHO shall, and shall cause other members of the SHO Group to, cooperate and assist with SHLD and other members of the SHLD Group and share such information as is reasonably necessary in order to permit SHLD and members of the SHLD Group to manage and conduct the insurance matters contemplated by this Article VIII, including, without limitation, the production of witnesses in accordance with Section 6.4.

(c) Subject to Section 8.1(b), SHLD and other members of the SHLD Group shall retain the exclusive right to control their insurance policies and programs, including the right to defense, exhaust, settle, release, commute, buy-back or otherwise resolve disputes with respect to any of their insurance policies and programs and to amend, modify or waive any rights under any such insurance policies and programs, notwithstanding whether any such policies or programs apply to any SHO Liabilities

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and/or claims SHO has made or could make in the future, and no member of the SHO Group shall, without the prior written consent of SHLD, erode, exhaust, settle, release, commute, buy-back or otherwise resolve disputes with insurers of SHLD or other members of the SHLD Group with respect to any of the insurance policies and programs of the SHLD Group, or amend, modify or waive any rights under any such insurance policies and programs. Neither SHLD nor any other members of the SHLD Group shall have any obligation to secure extended reporting for any claims under any of the insurance policies and programs of SHLD or other members of the SHLD Group for any acts or omissions by any member of the SHO Group incurred prior to the Rights Closing Effective Time.

(d) This Agreement is not intended as an attempted assignment of any policy of insurance or as a contract of insurance and shall not be construed to waive any right or remedy of any member of the SHO Group in respect of any insurance policy or any other contract or policy of insurance.

(e) Nothing in this Agreement shall be deemed to restrict any member of the SHO Group from acquiring at its own expense any insurance policy in respect of any Liabilities or covering any period.

Section 8.2 Miscellaneous.

(a) Each of the parties intends by this Agreement that a Third Party, including a third-party insurer or reinsurer, or other Third Party that, in the absence of the Agreement would otherwise be obligated to pay any claim or satisfy any indemnity or other obligation, shall not be relieved of the responsibility with respect thereto and shall not be entitled to a “windfall” (i.e., avoidance of the obligation that such Person would have in the absence of this Agreement). To the extent that any such Person would receive such a windfall, SHLD and SHO shall negotiate in good faith concerning an amendment of this Agreement to avoid such a windfall.

ARTICLE IX

LEGAL MATTERS

Section 9.1 Control of Legal Matters.

(a) At all times from and after the Rights Closing Effective Time, SHO shall assume (or, as applicable, retain) control of each of the SHO Litigation Matters, and SHO shall use its reasonable best efforts to cause any member of the SHLD Group named as a defendant in any such SHO Litigation Matter to be removed and dismissed from such SHO Litigation Matter; provided, however, that SHO shall not be required to make any such effort if the removal of any member of the SHLD Group would jeopardize insurance coverage or rights to indemnification from Third Parties applicable to such SHO

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Litigation Matter; and provided, further that the resolution of any SHO Retained Wage Law Liability described in the proviso in the definition of SHLD Assumed Wage Law Liabilities shall be controlled by SHLD and SHLD shall not settle any such SHO Retained Wage Law Liability without the prior written consent of SHO, which consent shall not be unreasonably withheld or delayed.

(b) At all times from and after the Rights Closing Effective Time, SHLD shall assume (or, as applicable, retain) control of each of the SHLD Litigation Matters (and the resolution of any Liability described in the proviso in the definition of SHLD Assumed Wage Law Liabilities), and SHLD shall use its reasonable best efforts to cause any member of the SHO Group named as a defendant in any such SHLD Litigation Matters to be removed and dismissed from such SHLD Litigation Matter; provided, however, that SHLD shall not be required to make any such effort if the removal of any member of the SHO Group would jeopardize insurance coverage or rights to indemnification from Third Parties applicable to such SHLD Litigation Matter; and provided, further that SHLD shall not settle any Liability described in the proviso in the definition of SHLD Assumed Wage Law Liabilities without the prior written consent of SHO, which consent shall not be unreasonably withheld or delayed.

(c) To the extent SHO or SHLD is unable to cause a member of the other party’s Group to be removed and dismissed pursuant to Section 9.1(a) or (b), the parties hereto agree to cooperate in defending against such Action and, subject to Section 6.8, to provide each other with access to all Information relating to such Action except to the extent that providing such access and such Information would prejudice an indemnification claim available to such party as contemplated in Article X.

(d) At all times from and after the Rights Closing Effective Time, SHLD and SHO shall jointly control any Joint Litigation Matter and shall cooperate in defending against such Action; provided, however, that no member of either Group may settle a Joint Litigation Matter without the prior written consent of the members of the other Group named or involved in such Joint Litigation Matter, which consent shall not be unreasonably withheld or delayed; provided, further, that either party may settle a Joint Litigation matter if such settlement is for monetary relief only and provides a full release from any liability under such Joint Litigation Matter for the other party and, as applicable, the members of the other party’s Group and their respective Representatives.

Section 9.2 Notice to Third Parties; Service of Process; Cooperation.

(a) SHLD and SHO shall cause the members of the SHLD Group and the members of the SHO Group to promptly notify their respective agents for service of process and all other necessary parties, including plaintiffs and courts, of the Business Separation and shall provide instructions for proper service of legal process and other documents.

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(b) SHO and SHLD shall, and shall cause the members of their respective Groups to, use their reasonable best efforts to deliver to each other any legal process or other documents incorrectly served upon them or their agents as soon as possible following receipt.

(c) If any party hereto or any members of its Group receives notice or otherwise learns of the assertion of a Joint Litigation Matter, such party or member of its Group shall give the other party hereto written notice of such Joint Litigation Matter in reasonable detail. The failure to give notice under this subsection shall not relieve any party hereto (or any member of its Group) its Liability for any Joint Litigation Matter as provided hereunder or under any Ancillary Agreement, except to the extent such party is actually prejudiced by the failure to give such notice. The parties hereto shall be deemed to be on notice of any Joint Litigation Matter pending prior to the Rights Closing Effective Time.

ARTICLE X

INDEMNIFICATION

Section 10.1 Release of Pre-Separation Claims.

(a) Except as provided in Section 10.1(c), effective as of the Rights Closing Effective Time, SHO does hereby, for itself and each other member of the SHO Group, their respective Affiliates, successors and assigns, and all Persons who at any time on or prior to the Rights Closing Effective Time have been stockholders, directors, officers, agents or employees of any member of the SHO Group and their respective heirs, executors, administrators, successors and assigns (in each case, in their respective capacities as such), remise, release and forever discharge SHLD and the other members of the SHLD Group, their respective Affiliates, and all Persons who at any time on or prior to the Rights Closing Effective Time have been stockholders, directors, officers, agents or employees of any member of the SHLD Group (in each case, in their respective capacities as such), and their respective heirs, executors, administrators, successors and assigns, from any and all Liabilities whatsoever, whether at law or in equity (including any right of contribution), whether arising under any contract or agreement, by operation of law or otherwise, existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Rights Closing Effective Time, including in connection with the transactions and all other activities to implement the Business Separation and the Rights Offering.

(b) Except as provided in Section 10.1(c), effective as of the Rights Closing Effective Time, SHLD does hereby, for itself and each other member of the SHLD Group, their respective Affiliates, and all Persons who at any time on or prior to the Rights Closing Effective Time have been stockholders, directors, officers, agents or

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employees of any member of the SHLD Group and their respective heirs, executors, administrators, successors and assigns (in each case, in their respective capacities as such), remise, release and forever discharge SHO, the other members of the SHO Group, their respective Affiliates, and all Persons who at any time on or prior to the Rights Closing Effective Time have been stockholders, directors, officers, agents or employees of any member of the SHO Group (in each case, in their respective capacities as such), and their respective heirs, executors, administrators, successors and assigns, from any and all Liabilities whatsoever, whether at law or in equity (including any right of contribution), whether arising under any contract or agreement, by operation of law or otherwise, existing or arising from any acts or events occurring or failing to occur or alleged to have occurred or to have failed to occur or any conditions existing or alleged to have existed on or before the Rights Closing Effective Time, including in connection with the transactions and all other activities to implement the Business Separation and the Rights Offering.

(c) Nothing contained in Section 10.1(a) or (b) shall impair any right of any Person to enforce this Agreement, any Ancillary Agreement or any other Intercompany Agreements or Intercompany Accounts that are specified in Section 4.2(b) as not to terminate as of the Rights Closing Effective Time, in each case in accordance with its terms. For the avoidance of doubt, nothing contained in Section 10.1(a) or (b) shall release any Person from:

(i) any Liability provided in or resulting from any agreement among any members of the SHLD Group or the SHO Group that is specified in Section 4.2(b) as not to terminate as of the Rights Closing Effective Time, or any other Liability specified in such Section 4.2(b) as not to terminate as of the Rights Closing Effective Time;

(ii) any Liability, contingent or otherwise, assumed, transferred, assigned or allocated to the Group of which such Person is a member in accordance with, or any other Liability of any member of any Group under, this Agreement or any Ancillary Agreement;

(iii) any Liability provided in or resulting from any other agreement or understanding that is entered into on or after the Rights Closing Date between one party hereto (or a member of such party’s Group), on the one hand, and the other party hereto (or a member of such party’s Group), on the other hand;

(iv) any Liability that the parties hereto may have with respect to indemnification or contribution pursuant to this Agreement or any Ancillary Agreement;

(v) any Liability the release of which would result in the release of any Person not otherwise intended to be released pursuant to this Section 10.1; or

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(vi) any obligation existing prior to the Rights Closing Effective Time of any member of a Group to indemnify any Person who has been a Representative of any member of the Group at any time on or prior to the Rights Closing Effective Time.

(d) SHO shall not make, and shall not permit any other member of the SHO Group to make, any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification, against SHLD or any other member of the SHLD Group, or any other Person released pursuant to Section 10.1(a), with respect to any Liabilities released pursuant to Section 10.1(a). SHLD shall not make, and shall not permit any other member of the SHLD Group to make, any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification against SHO or any other member of the SHO Group, or any other Person released pursuant to Section 10.1(b), with respect to any Liabilities released pursuant to Section 10.1(b).

(e) It is the intent of each of SHLD and SHO, by virtue of the provisions of this Section 10.1, to provide for a full and complete release and discharge of all Liabilities existing or arising from all acts and events occurring or failing to occur or alleged to have occurred or to have failed to occur and all conditions existing or alleged to have existed on or before the Rights Closing Effective Time, between or among SHO or any other member of the SHO Group, on the one hand, and SHLD or any other member of the SHLD Group, on the other hand (including any contractual agreements or arrangements existing or alleged to exist between or among any such members on or before the Rights Closing Effective Time), except as otherwise set forth in Section 10.1(c). At any time, at the request of the other party hereto, each party hereto shall, no later than the fifth day following the receipt of such request, cause each member of its respective Group to execute and deliver releases reflecting the provisions hereof.

Section 10.2 Indemnification by SHO. Following the Rights Closing Effective Time and subject to Section 14.1, SHO shall, and shall cause the members of the SHO Group to, indemnify, defend and hold harmless each member of the SHLD Group and its Affiliates, and each of their respective current or former directors, officers, employees, agents, and each of the heirs, executors, administrators, successors and assigns of any of the foregoing (each, a “SHLD Indemnified Party”), from and against all Liabilities actually incurred or suffered by the SHLD Indemnified Parties relating to, arising out of or resulting from one or more of the following:

(a) each SHO Liability, including arising out of the failure of any member of the SHO Group or any other Person to pay, perform or otherwise promptly discharge any such SHO Liability;

(b) the SHO Business;

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(c) each SHO Asset;

(d) each breach by SHO or any member of the SHO Group of this Agreement; and

(e) each breach by SHO or any member of the SHO Group of an Ancillary Agreement, subject to any specific limitation on liability contained in the Ancillary Agreement and without duplication taking into account the performance by each member of the SHO Group of its indemnification obligations in the Ancillary Agreement.

Section 10.3 Indemnification by SHLD. Following the Rights Closing Effective Time and subject to Section 14.1, SHLD shall, and shall cause the members of the SHLD Group to, indemnify, defend and hold harmless each member of the SHO Group and its Affiliates, and each of their respective current or former directors, officers, employees, agents, and each of the heirs, executors, administrators, successors and assigns of any of the foregoing (each, a “SHO Indemnified Party”), from and against any and all Liabilities arising out of or resulting from any of the following items:

(a) each SHLD Liability, including arising out of the failure of any member of the SHLD Group or any other Person to pay, perform or otherwise promptly discharge any such SHLD Liability;

(b) the SHLD Business;

(c) each SHLD Asset;

(d) each breach by SHLD or any member of the SHLD Group of this Agreement; and

(e) each breach by SHLD or any member of the SHLD Group of an Ancillary Agreement, subject to any specific limitation on liability contained in the Ancillary Agreement and without duplication taking into account the performance by each member of the SHLD Group of its indemnification obligations in the Ancillary Agreement.

Section 10.4 Indemnification with respect to Unreleased Liabilities. Without limiting the generality of Sections 10.2 and 10.3, SHLD shall indemnify, defend and hold harmless each SHO Indemnified Party that is an Unreleased Person against any Liabilities arising in respect of each Unreleased Liability of such Person and SHO shall indemnify, defend and hold harmless each SHLD Indemnified Party that is an Unreleased Person against any Liabilities arising in respect of each Unreleased Liability of such Person. SHLD and SHO shall take, and shall cause the members of their respective Groups to take, such other actions as may be reasonably requested by the other party in

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accordance with the provisions of this Agreement in order to place SHLD and SHO (and any relevant member of their respective Groups), insofar as reasonably possible, in the same position as they would be in if such Unreleased Liability had been fully contributed, assigned, transferred, conveyed, and delivered to, and accepted and assumed or retained, as applicable, by the other party (or any relevant member of its Group) with effect as of the Rights Closing Effective Time and so that all the benefits and burdens relating to such Unreleased Liability, including possession, use, risk of loss, potential for gain, and dominion, control and command over such Unreleased Liability, are to inure from and after the Rights Closing Effective Time to the member or members of the SHLD Group or the SHO Group, as the case may be.

Section 10.5 Adjustments to Indemnification Obligations.

(a) The parties hereto intend that each Liability subject to indemnification, contribution or reimbursement pursuant hereto will be net of (i) all Insurance Proceeds, and (ii) all recoveries, judgments, settlements, contribution, indemnities and other amounts received (including by way of set-off) from all Third Parties, in each case that actually reduce the amount of, or are paid to the applicable indemnitee in respect of, such Liability (“Third Party Proceeds”). Accordingly, the amount that a party (each an “Indemnifying Party”) is required to pay to each Person entitled to indemnification hereunder (each an “Indemnified Party”) shall be reduced by all Insurance Proceeds and Third Party Proceeds received by or on behalf of the Indemnified Party in respect of the relevant Liability; provided, however, that all amounts described in Section 10.2 or Section 10.3 which are incurred by an Indemnified Party shall be paid promptly by the Indemnifying Party and shall not be delayed pending any determination as to the availability of Insurance Proceeds or Third Party Proceeds; provided, further, that upon such payment by or on behalf of an Indemnifying Party to an Indemnified Party in connection with a Third Party Claim, to the extent permitted by applicable Laws such Indemnified Party shall assign its rights to recover all Insurance Proceeds and Third Party Proceeds to the Indemnifying Party and such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnified Party as to all events and circumstances in respect of which such Indemnified Party may have with respect to all rights, defenses, and claims relating to such Third Party Claim. If, notwithstanding the second proviso in the preceding sentence, an Indemnified Party receives a payment required to be made under this Article X (an “Indemnity Payment”) from an Indemnifying Party in respect of a Liability and subsequently receives Insurance Proceeds or Third Party Proceeds in respect of such Liability, then the Indemnified Party shall pay to the Indemnifying Party an amount equal to the excess of the amount paid by the Indemnifying Party over the amount that would have been due if such Insurance Proceeds and Third Party Proceeds had been received before the Indemnity Payment was made. Each member of the SHLD Group and each member of the SHO Group shall use reasonable best efforts to seek to collect or recover all Insurance Proceeds and all Third Party Proceeds to which such Person is entitled in respect of a Liability for which such Person seeks indemnification

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pursuant to this Article X; provided, however, that such Person’s inability to collect or recover any such Insurance Proceeds or Third Party Proceeds shall not limit the Indemnifying Party’s obligations hereunder.

(b) An insurer that would otherwise be obligated to pay a claim shall not be relieved of the responsibility with respect thereto or, solely by virtue of the indemnification provisions hereof, have any subrogation rights with respect thereto, it being expressly understood and agreed that no insurer or other third party shall be entitled to a “windfall” (i.e., a benefit it would not be entitled to receive in the absence of the indemnification provisions hereof) by virtue of the indemnification provisions hereof.

Section 10.6 Contribution. If the indemnification provided for in this Article X is unavailable to, or insufficient to hold harmless, an Indemnified Party in respect of a Liability for which indemnification is provided for herein then each Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such Liability, in such proportion as shall be sufficient to place the Indemnified Party in the same position as if such Indemnified Party were indemnified hereunder. If the contribution provided for in the previous sentence shall, for any reason, be unavailable or insufficient to put the Indemnified Party in the same position as if it were indemnified under Section 10.2 or Section 10.3, as the case may be, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liability, in such proportion as shall be appropriate to reflect the relative benefits received by and the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand with respect to the matter giving rise to the Liability.

Section 10.7 Procedures for Indemnification of Direct Claims. Each claim for indemnification made directly by the Indemnified Party against the Indemnifying Party that does not result from a Third Party Claim shall be asserted by written notice from the Indemnified Party to the Indemnifying Party specifically claiming indemnification hereunder, which notice shall state the amount claimed, if known, and method of computation thereof, and shall contain a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed by such Indemnified Party. Such Indemnifying Party shall have a period of thirty (30) days after the receipt of such notice within which to respond thereto. If such Indemnifying Party does not respond within such thirty (30) day period, such Indemnifying Party shall be deemed to have accepted responsibility for the indemnification sought and shall have no further right to contest the validity of such claim. If such Indemnifying Party does respond within such thirty (30) day period and rejects such claim in whole or in part, such Indemnified Party shall be free to pursue resolution as provided in Article XI.

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Section 10.8 Procedures for Indemnification of Third Party Claims.

(a) If an Indemnified Party shall receive notice of the assertion of a claim, or commencement of an Action, by a Third Party against it (each, a “Third Party Claim”) that may give rise to a claim for indemnification pursuant to this Agreement, within thirty (30) days of the receipt of such notice, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim, which notice shall describe such Third Party Claim in reasonable detail; provided, however, that the failure to provide such notice as provided in this Section 10.8 shall not release the Indemnifying Party from any of its obligations under this Article X except to the extent such Indemnifying Party is actually prejudiced by such failure to give notice.

(b) Each Indemnifying Party shall be entitled (but shall not be required) to assume and control the defense of each Third Party Claim at its expense and through counsel of its choice that is reasonably acceptable to the Indemnified Party if it gives notice of its intention to do so to the Indemnified Party within thirty (30) days of the receipt of notice from the Indemnified Party in accordance with Section 10.8(a); provided, however, that the Indemnifying Party shall not, without the prior written consent of the Indemnified Party, settle, compromise or offer to settle or compromise such Third Party Claim; provided, further, that such Indemnified Party shall not withhold such consent if the settlement or compromise (i) contains no finding or admission of a violation of Law or a violation of the rights of a Person by the Indemnified Party or any of its Affiliates, (ii) contains no finding or admission that would have an adverse effect on the Indemnified Party or any of its Affiliates as determined by the Indemnified Party in good faith, (iii) involves only monetary relief which the Indemnifying Party has agreed to pay and does not contain an injunction or other non-monetary relief affecting the Indemnified Party or any of its Affiliates, and (iv) includes a full, irrevocable unconditional release of the Indemnified Party from such Third Party Claim.

(c) If the Indemnifying Party elects to undertake the defense against a Third Party Claim as provided by Section 10.8(b), the Indemnified Party shall cooperate with the Indemnifying Party with respect to such defense and shall have the right, but not the obligation, to participate in such defense and to employ separate counsel of its choosing at its own expense; provided, however, that such expense shall be the responsibility of the Indemnifying Party if (i) the Indemnifying Party and the Indemnified Party are both named parties to the proceedings and the Indemnified Party shall have reasonably concluded that representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest (in which case the Indemnifying Party shall not be responsible for expenses in respect of more than one counsel for the Indemnified Party in any single jurisdiction), or (ii) the Indemnified Party assumes the defense of the Third Party Claim after the Indemnifying Party has failed, in the reasonable judgment of the Indemnified Party, to diligently defend the Third Party Claim after having elected to assume its defense.

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(d) If the Indemnifying Party (i) does not elect to assume the defense in accordance with Section 10.8(b), or (ii) after assuming the defense of a Third Party Claim, fails to take reasonable steps necessary to defend diligently such Third Party Claim within ten (10) days after receiving written notice from the Indemnified Party to the effect that the Indemnifying Party has so failed, the Indemnified Party shall have the right but not the obligation to assume its own defense; provided, however, that the Indemnified Party shall not settle or compromise such Third Party Claim without the consent of the Indemnifying Party, which consent shall not be unreasonably withheld. For the avoidance of doubt, the Indemnified Party’s right to indemnification for a Third Party Claim shall not be adversely affected by assuming the defense of such Third Party Claim.

(e) Subject to Article VI, the Indemnified Party and the Indemnifying Party shall cooperate in the defense of a Third Party Claim, including by making available, all witnesses, pertinent records, materials and information in each other’s possession or under each other’s control relating thereto.

Section 10.9 Remedies Cumulative. The remedies provided in this Article X shall be cumulative and, subject to the provisions of Article XI, shall not preclude assertion by any Indemnified Party of any other rights or the seeking of any and all other remedies against any Indemnifying Party.

Section 10.10 Survival of Indemnities. The rights and obligations of each of SHLD and SHO and their respective Indemnified Parties hereto under this Article X shall survive the distribution, sale or other transfer by any party of any Assets or the assignment by it of any Liabilities.

ARTICLE XI

DISPUTE RESOLUTION

Section 11.1 Disputes. Except as otherwise specifically provided in any Ancillary Agreement (the terms of which, to the extent so provided therein, shall govern the resolution of “Disputes” as that term is defined in the Ancillary Agreements), the procedures for discussion, negotiation and mediation set forth in this Article XI shall apply to all disputes, controversies or claims (whether arising in contract, tort or otherwise) that may arise out of, relate to, arise under or in connection with, this Agreement or any Ancillary Agreement, or the transactions contemplated hereby or thereby (including, all actions taken in furtherance of the transactions contemplated hereby or thereby on or prior to the Rights Closing Effective Time), between or among any member of the SHLD Group and the SHO Group (collectively, “Disputes”).

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Section 11.2 Dispute Resolution.

(a) On the Rights Closing Effective Time, SHLD and SHO shall form a committee (the “Executive Committee”) that will attempt to resolve all Disputes. The Executive Committee shall consist of two representatives designated by each party hereto and shall initially consist of the Chief Financial Officer and the General Counsel (or other chief legal officer) of each party. Each party hereto may replace one or more of its representatives at any time upon notice to the other party hereto.

(b) If a Dispute arises, no party hereto may take any formal legal action (such as seeking to terminate this Agreement, seeking mediation in accordance with Section 11.3, or instituting or seeking any judicial or other legal action, relief, or remedy with respect to or arising out of this Agreement) unless such party has first (i) delivered a notice of dispute (the “Dispute Notice”) to all of the members of the Executive Committee and (ii) complied with the terms of this Article XI; provided, however, that the foregoing shall not apply to any Disputes with respect to compliance with obligations with respect to confidentiality or preservation of privilege. The Executive Committee shall meet no later than the 10th Business Day following delivery of the Dispute Notice (the “Dispute Meeting”) and shall attempt to resolve each Dispute that is listed on the Dispute Notice. Each party hereto shall cause its designees on the Executive Committee to negotiate in good faith to resolve all Disputes in a timely manner. If by the 10th Business Day following the Dispute Meeting the Executive Committee has not resolved all of the Disputes (the “Resolution Failure Date”), the parties shall proceed to mediate the unresolved Disputes (“Unresolved Disputes”) in accordance with Section 11.3.

Section 11.3 Mediation of Unresolved Disputes. SHLD and SHO shall attempt to resolve all Unresolved Disputes by non-binding mediation. SHLD and SHO shall negotiate in good faith to determine the mediator, the mediator’s compensation and related costs, and the applicable rules for the mediation. If by the 15th Business Day following the Resolution Failure Date, SHLD and SHO have been unable to settle an Unresolved Dispute the obligations of Seller and Buyer in this Article XI shall terminate with respect to such Unresolved Dispute.

Section 11.4 Continuity of Service and Performance. Unless otherwise agreed in writing, the parties hereto shall continue to provide service and honor all other commitments under this Agreement and each Ancillary Agreement during the course of dispute resolution pursuant to the provisions of this Article XI with respect to all matters not subject to such Dispute.

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ARTICLE XII

FURTHER ASSURANCES

Section 12.1 Further Assurances.

(a) The parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, to do or cause to be done all things necessary, proper or advisable under applicable Law, and to execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and any Ancillary Agreement and to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Agreements, whether before or after the Rights Closing Effective Time.

(b) Without limiting the foregoing, prior to, on and after the Rights Closing Effective Time, each party hereto shall cooperate with the other party, and without any further consideration, but at the expense of the requesting party, to execute and deliver, or use its reasonable efforts to cause to be executed and delivered, all instruments, including, instruments of conveyance, assignment and transfer, and to make all filings with, and to obtain all necessary Consents and Governmental Approvals, including, under any permit, license, agreement, indenture or other instrument, and to take all such other actions as such party may reasonably be requested to take by any other party hereto from time to time, consistent with the terms of this Agreement and the Ancillary Agreements, in order to effectuate the provisions and purposes of this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby.

(c) SHLD will cause to be performed and hereby guarantees the performance of all actions, agreements and obligations set forth herein to be performed by any member of the SHLD Group. SHO will cause to be performed and hereby guarantees the performance of all actions, agreements and obligations set forth herein to be performed by any member of the SHO Group.

ARTICLE XIII

AMENDMENT AND TERMINATION

Section 13.1 Sole Discretion of SHLD. Notwithstanding any other provision of this Agreement, until the Rights Distribution Date, SHLD shall have the sole and absolute discretion:

(a) to determine whether to proceed with all or any part of the Business Separation, and to determine the timing of and any and all conditions to the completion of the Business Separation or any part thereof or of any other transaction contemplated by this Agreement; and

(b) to amend or otherwise change, delete or supplement, from time to time, any term or element of the Business Separation or any other transaction contemplated by this Agreement.

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Section 13.2 Amendment and Termination. This Agreement may be amended, supplemented, terminated and the transactions contemplated hereby may be modified or abandoned at any time without the approval of SHO or of the stockholders of SHLD in the sole and absolute discretion of SHLD: (a) prior to the Rights Distribution Date, or (b) after the Rights Distribution Date but prior to the Rights Closing Effective Time, if the board of directors of SHLD determines, in its sole discretion, that the Rights Offering is not in the best interest of SHLD or its shareholders, or that market conditions are such that it is not advisable to consummate the Rights Offering. In the event of a termination in accordance with the foregoing, this Agreement shall forthwith become void and there shall be no Liability on the part of either party hereto; provided, however, such termination shall have no effect on any transactions effected prior to such termination pursuant to Article II and the Implementation Documents in connection therewith shall remain in full force and effect in accordance with the terms thereof. After the Rights Closing Effective Time, this Agreement may not be amended, supplemented or terminated except by an agreement in writing signed by the parties hereto.

ARTICLE XIV

MISCELLANEOUS

Section 14.1 LIMITATION OF LIABILITY.

(a) IN NO EVENT SHALL ANY MEMBER OF THE SHLD GROUP OR THE SHO GROUP BE LIABLE TO ANY MEMBER OF THE SHO GROUP OR THE SHLD GROUP, RESPECTIVELY, FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING, NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT AN INDEMNIFYING PARTY’S INDEMNIFICATION OBLIGATIONS HEREUNDER WITH RESPECT TO ANY LIABILITY ANY INDEMNIFIED PARTY MAY HAVE TO ANY THIRD PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS, EXCEPT AS OTHERWISE PROVIDED IN THE ANCILLARY AGREEMENTS.

(b) Neither party hereto nor any member of its Group shall have any Liability to the other party’s Group in the event that any Information exchanged or provided pursuant to this Agreement that is an estimate or forecast, or that is based on an estimate or forecast, is found to be inaccurate in the absence of willful misconduct by the providing Person. Neither party hereto nor any member of its Group shall have any Liability to the other party’s Group if any Information is destroyed after reasonable best efforts by the Person from whom Information is requested, to comply with the provisions of Section 6.3.

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Section 14.2 Expenses. Except with respect to the Shared Transaction Liabilities and as otherwise expressly set forth in any Ancillary Agreement, all fees, costs and expenses incurred in connection with the preparation, execution, delivery and implementation of this Agreement and the Ancillary Agreements, and the consummation of the transactions contemplated hereby and thereby, shall be borne by SHLD.

Section 14.3 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

Section 14.4 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile or email (with written confirmation of receipt), or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 14.4):

If to SHLD, to:

Sears Holdings Corporation

3333 Beverly Road

Hoffman Estates, Illinois 60179

Attn.: General Counsel

Facsimile: (847) 286-2471

Email: Dane.Drobny@searshc.com

If to SHO, to:

Sears Hometown and Outlet Stores, Inc.

3333 Beverly Road

Hoffman Estates, Illinois 60179

Attn.: General Counsel

Facsimile: (847) 286-0266

Email: Charles.Hansen@searshc.com

Section 14.5 Public Announcements. Following the Rights Closing Effective Time, the parties hereto shall be permitted to make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions

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contemplated by this Agreement or otherwise communicate with any news media unless otherwise prohibited by Law or applicable stock exchange regulation or the provisions of this Agreement or any Ancillary Agreement; provided, that the parties hereto shall consult with each other prior to issuing, and shall, subject to the requirements of Section 6.5, provide the other party the opportunity to review and comment upon, press releases and other public statements in connection with the Business Separation, the Rights Offering or any of the other transactions contemplated hereby or by any Ancillary Agreement and prior to making any filings with any Governmental Authority or national securities exchange with respect thereto.

Section 14.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to either party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible.

Section 14.7 Entire Agreement. This Agreement and the Ancillary Agreements, including the exhibits and schedules thereto and together with all the agreements contemplated hereby and thereby (including the Implementation Documents), constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, between the parties hereto with respect to the subject matter hereof and thereof.

Section 14.8 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as otherwise provided for in this Agreement, this Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of the other party, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void. Notwithstanding the foregoing, a party hereto may assign this Agreement in connection with a merger transaction in which such party is not the surviving entity or the sale by such party of all or substantially all of its Assets; provided, that the surviving entity of such merger or the transferee of such Assets shall agree in writing, reasonably satisfactory to the other party, to be bound by the terms of this Agreement as if named as a party hereto.

Section 14.9 Third-Party Beneficiaries. Except for the indemnification rights under this Agreement of any SHLD Indemnitee or SHO Indemnitee in their respective capacities as such, (a) the provisions of this Agreement are solely for the benefit of the parties hereto and are not intended to confer upon any Person except the parties hereto

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any rights or remedies hereunder and (b) there are no third-party beneficiaries of this Agreement and this Agreement shall not provide any other Person with any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

Section 14.10 Governing Law; Jurisdiction.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to the conflicts of law principles thereof. This Agreement will not be subject to any of the provisions of the United Nations Convention on Contracts for the International Sale of Goods.

(b) Each of the parties submits to the exclusive jurisdiction of all Illinois state courts and federal courts of the United States of America sitting in Cook County, Illinois, and all appellate courts to each thereof, in all actions and proceedings arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of all judgments relating thereto, and each of the parties (A) will commence all such actions and proceedings only in such courts, (B) will cause all claims in respect of all such actions and proceedings to be heard and determined in such Illinois state court or, to the extent permitted by law, in such federal court, (C) waives, to the fullest extent it may legally and effectively do so, all objections that it may now or hereafter have to the laying of venue of all such actions and proceedings in any such Illinois state or federal court, and (D) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such actions and proceedings in all such Illinois state and federal courts. A final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to service of process in the manner provided for notices in Section 14.4. Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by applicable Law.

Section 14.11 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.11.

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Section 14.12 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 14.13 Interpretation. Words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires. The terms “hereof,” “herein” and “herewith” and words of similar import, unless otherwise stated, shall be construed to refer to this Agreement as a whole (including all of the schedules, exhibits and appendices hereto) and not to any particular provision of this Agreement. Article, Section, Exhibit, and Schedule references are to the articles, sections, exhibits, and schedules of or to this Agreement unless otherwise specified. Any reference herein to this Agreement, unless otherwise stated, shall be construed to refer to this Agreement as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. The word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless the context otherwise requires or unless otherwise specified. The word “or” shall not be exclusive.

Section 14.14 Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the affected party shall have the right to specific performance and injunctive or other equitable relief of its rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The other Party shall not oppose the granting of such relief. The parties hereto agree that the remedies at law for any breach or threatened breach hereof, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Any requirements for the securing or posting of any bond with such remedy are waived.

Section 14.15 Payment Terms.

(a) Except as expressly provided to the contrary in this Agreement or in any Ancillary Agreement, any amount to be paid or reimbursed by one party to the other under this Agreement shall be paid or reimbursed hereunder within ten (10) days after presentation of an invoice or a written demand therefor and setting forth, or accompanied by, reasonable documentation or other reasonable explanation supporting such amount.

(b) Except as expressly provided to the contrary in this Agreement or in any Ancillary Agreement, any amount not paid when due pursuant to this Agreement (and any amount billed or otherwise invoiced or demanded and properly payable that is not paid within ten (10) days of such bill, invoice or other demand) shall bear interest at a

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rate per annum equal to the prime rate plus 2% (or the maximum legal rate, whichever is lower), calculated for the actual number of days elapsed, accrued from the date on which such payment was due up to the date of the actual receipt of payment.

Section 14.16 Survival of Covenants. Except as expressly set forth in this Agreement, the covenants, representations and warranties contained in this Agreement, and the Liabilities for the breach of any obligations contained herein, shall survive the Rights Closing Effective Time and shall remain in full force and effect.

Section 14.17 Waiver. Either party hereto to this Agreement may (i) extend the time for the performance of any of the obligations or other acts of the other party and (ii) waive compliance with any of the agreements of the other party or conditions to such party’s obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party against whom it is sought to enforce such extension or waiver. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of either party hereto to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

Section 14.18 Condition Precedent to the Effectiveness of this Agreement. This Agreement will not become effective until it has been approved by the Audit Committee of the Board of Directors of SHLD.

Section 14.19 Counterparts; Facsimile Signatures. This Agreement and any amendment hereto may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by email delivery of scanned pages (e.g., “.pdf” format data files) shall be effective as delivery of a manually executed counterpart to this Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:
Name: Dane Drobny
Title: Senior Vice President, General
Counsel & Corporate Secretary

SEARS HOMETOWN AND OUTLET STORES, INC.

By:
Name: W. Bruce Johnson Title: Chief Executive Officer and President

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Schedule 1.1(a)

HOMETOWN LOCATIONS

Store Number	Address	Town	State	Zip
1444	56 Westport Ave	Norwalk	CT	06851
1483	360 N. Bedford Rd.	Mt. Kisco	NY	10549
1801	2156 Michigan Ave	Arnold	MO	63010
1806	3871 Mexico Rd.	St. Charles	MO	63303
1860	1758 Douglas Road	Oswego	IL	60543
1861	106 Hansen Blvd	N. Aurora	IL	60542
2194	13600 Baltimore Ave	Laurell	MD	20707
2552	6000 Greenbelt Road	Greenbelt	MD	20770
2566	10757 Ulmerton Rd.	Largo	FL	33778
2925	14444 N. Dale Mabry Hwy	Tampa (Carrollwood)	FL	33618
5044	10 Pitkin Road	Vernon/Rockville	CT	06066
4718	4036 Grand Ave.	Chino	CA	91710
5087	1387 Kingwood Drive	Kingwood	TX	77339
5113	7740 City Line Avenue	Philadelphia	PA	19151
5133	220-05 Hillside Avenue	Queens	NY	11427

Store Number	Address	Town	State	Zip
5153	367-389 Sunrise Highway	Patchogue	NY	11772
5154	852 N. Colony	Wallingford	CT	06492
5157	6169 US Route 6	Portage	IN	46368
5173	985 Bloomfield Ave., Ste.2	West Caldwell	NJ	07006
5291	1150 U.S. Highway 41	Schererville	IN	46375
5301	1800 W. Henderson Rd.	Columbus	OH	43220
5340	11728 Fishers Crossing Drive	Fishers	IN	46038
5344	225 N. Route 73	West Berlin	NJ	08091
5351	7010 W. 159TH St.	Orland Park	IL	60462
5360	4849 W. 111th Street	Alsip	IL	60803
5394	450 S. Washington Street	Bergenfield	NJ	07621
5401	285 N. Sunbury Rd.	Westerville	OH	43081
5471	N 96 W 18650 Country Line Rd.	Germantown	WI	53022
5481	2575 Hilliard-Rome Road	Columbus	OH	43026
5484	705 Bridgeport Avenue	Shelton	CT	06484
3085	2518 Sycamore Road	Dekalb	IL	60115

Store Number	Address	Town	State	Zip
5502	3990 US 22 & 3	Loveland	OH	45140
5523	5137 Nesconset Highway	Port Jefferson Station	NY	11776
5564	1075 Hill Road North	Pickerington	OH	43147
5702	200 N. Weber Road	Bolingbrook	IL	60440
5772	832 South Rand Road	Lake Zurich	IL	60047
5814	1235 Farmington Ave. Rte. 6	Bristol	CT	06010
5873	1764 Sheridan Drive	Tonawanda	NY	14223
5904	1032 Oneida Plaza Drive	Oneida	NY	13421
5914	1019 Montauk Highway	Shirley	NY	11967
5923	229 Plaza Blvd.	Morrisville	PA	19067
5934	700 Kenhorst Plaza	Reading	PA	19607
5954	29 North Ridge Drive	North Windham	CT	06256
5031	5425 East Thompson Road	Indianapolis	IN	46237
5041	1270 Strongbow	Valparaiso	IN	46383
5050	925 Ogden Ave.	Downers Grove	IL	60515
5034	265 Main Street (Rt.28)	N. Reading	MA	01864

Store Number	Address	Town	State	Zip
7497	300 Center Drive	Superior	CO	80027
7569	66 Hiram Douglasville Highway	Hiram	GA	30141
7674	2716 E. Main St.	St. Charles	IL	60174
7693	1475 Stafford Market Place	Stafford	VA	22556
7703	1145 High ridge Rd.	Stamford	CT	06905
7860	203 Randall Rd.	S. Elgin	IL	60177
5002	10400 E. US Hwy. 36 Ste 600	Avon	IN	46123
5003	2214 W. Gennesse Street	Westvale	NY	13219
5062	2000 East Dorothy Lane	Kettering	OH	45420
5073	5847 S. Transit Road	Lockport	NY	14094
5080	4655 Dixie Hwy.	Fairfield	OH	45014
5104	585 Portion Road	Lake Ronkonkoma	NY	11779
3005	1905 Scenic Highway	Snellville	GA	30078
3015	2569 Peachtree Parkway, Suite 270	Cumming (Suwanee)	GA	30041
9201	2150 N. Josey Lane	Carrollton	TX	75006
3004	1674 Marketplace Blvd.	Cumming	GA	30041

Store Number	Address	Town	State	Zip
3034	2239 Georgia Highway 20	Conyers	GA	30013
9291	2750 Heritage Drive	Delafield	WI	53018
9292	10954 N. Port Washington Rd.	Mequon	WI	53092
3096	798 Lawrenceville-Suwanee Rd.	Lawrenceville	GA	30043
3116	1563 Highway 20 W	McDonough	GA	30253
1836	439 E. Nelson St.	Lexington	VA	24450
1866	1010 E Loop 304	Crockett	TX	75835
2562	764 E. 15th Street	Yazoo City	MS	39194
2579	2582 S. Santiam Hwy	Lebanon	OR	97355
3054	60 Downeast Hwy	Ellsworth	ME	04605
3099	1325 E. Jackson Street	Macomb	IL	61455
3157	1721 Paragould Plaza	Paragould	AR	72450
3334	1515 N.E. 3rd, Suite B	Prineville	OR	97754
3346	19588 Greeno Road	Fairhope	AL	36532
3500	1997 E. Platte Ave	Fort Morgan	CO	80701
3684	2417 Tongass Ave	Ketchikan	AK	99901

Store Number	Address	Town	State	Zip
5231	350 Eagle Drive	Rochelle	IL	61068
3061	701 South Newport Road	Pontiac	IL	61764
3202	1013 Old Hwy 52	Moncks Corner	SC	29461
3229	2910 S. Walton Blvd.	Bentonville	AR	72712
3339	1046 Paseo Del Pueblo	Taos	NM	87571
3350	West Gate Shopping Center	Tiffin	OH	44883
3394	1521 Postal Rd.	Chester/Kent Island	MD	21619
3638	57840 29 Palms Highway	Yucca Valley	CA	92284
3661	8991 Ohio River Rd.	Wheelersburg	OH	45694
3678	1361 Rocking “W” Drive	Bishop	CA	93514
3691	513 Huck Finn Shopping Center	Hannibal	MO	63401
7658	2445 NW Kings Blvd.	Corvallis	OR	97330
7816	200 Able Drive, Suite 9	Dayton	TN	37321
3945	1602B East Shotwell Street	Bainbridge	GA	39819
9248	Hale Hana Center	Kailua-Kona	HI	96740
5343	4480 Atlantic Avenue	Long Beach	CA	90807

Store Number	Address	Town	State	Zip
5359	6465 Ming Avenue	Bakersfield	CA	93309
5606	1151 Anderson Drive	San Rafael	CA	94901
5609	1390 North McDowell Boulevard	Petaluma	CA	94954
5612	1450 First Street	Livermore	CA	94550
5615	1015 West Hammer Lane	Stockton	CA	95209
5626	5445 Blackstone Avenue	Fresno	CA	93710
5628	800 Playa Avenue	Sand City	CA	93955
5633	5130 Mowry Avenue	Fremont	CA	94538
5635	125 North Milpitas Boulevard	Milpitas	CA	95035
5636	900 El Camino Real	Millbrae	CA	94030
5637	2110 Middlefield Road	Redwood City	CA	94063
5642	2245 Gellert Boulevard	South San Francisco	CA	94080
5643	2555 Charleston Road	Mountain View	CA	94043
5645	720 W. San Carlos St.	San Jose	CA	95126
5648	777 Sunnyvale-Saratoga Rd.	Sunnyvale	CA	94087
5650	1751 East Capitol Expressway	San Jose	CA	95121

Store Number	Address	Town	State	Zip
5654	5365 Prospect Road	San Jose	CA	95129
5656	3425 East Colorado Boulevard	Pasadena	CA	91107
5657	452 Fair Oaks Avenue	South Pasadena	CA	91030
5658	641 North Victory Boulevard	Burbank	CA	91502
5663	3100 Foothill Boulevard	La Crescenta	CA	91214
5674	1800 Oakdale Road	Modesto	CA	95355
5681	1536 East Champlain Drive	Fresno	CA	93720
5682	220 Peabody Road	Vacaville	CA	95687
5686	1751 Eastshore Boulevard	El Cerrito	CA	94530
3782	9109 Mendenhall Mall Road	Juneau	AK	99801
3650	621 Boll Weevil Circle	Enterprise	AL	36330
3704	1502 Hwy 80 East	Demopolis	AL	36732
3992	1023 Douglas Ave.	Brewton	AL	36426
3105	204 West Bypass	Andalusia	AL	36420
3646	1908 2nd Ave. E.	Oneonta	AL	35121
3695	2918 20th Ave	Valley	AL	36854

Store Number	Address	Town	State	Zip
3852	4435 N. College Ave	Jackson	AL	36545
3951	1234 North Eufaula Avenue	Eufaula	AL	36027
3675	690 McQueen Smith Rd. So.	Prattville	AL	36066
3356	118 Butler Square	Greenville	AL	36037
3135	5850 US Highway 431	Albertville	AL	35950
3145	724 Parkland S/C North	Jasper	AL	35501
3566	823 Highway 72 West	Athens	AL	35611
3721	3052 Hwy # 5 North	Thomasville	AL	36784
3075	1726 A Cherokee Ave SW	Cullman	AL	35055
3393	103 U.S. Hwy 231 No.	Troy	AL	36081
5770	3798 S. McKenzie Street	Foley	AL	36535
3911	P.O. Box 11750	Jackson	WY	83002
3127	1320 North Main Street	Harrison	AR	72601
3147	1029 Highway 62 East	Mountain Home	AR	72653
3207	908 South Mena Street	Mena	AR	71953
3709	2607 Hwy 67 South	Pocahontas	AR	72455

Store Number	Address	Town	State	Zip
3007	749 Wal-Mart Access Road	Monticello	AR	71655
3217	201 Skyline Drive	Conway	AR	72032
2736	107 Meadow View Drive	Mountain View	AR	72560
3087	150 Garden Oaks Drive	Camden	AR	71701
3587	1110 Ferguson Drive	Benton	AR	72015
3794	475 Hwy 62/412	Ash Flat	AR	72513
3797	1517 C. East Main	Magnolia	AR	71753
3854	1301 North Hervey Street	Hope	AR	71801
5270	23 South Park Shopping Center	Nashville	AR	71852
3057	2395 Harrison St.	Batesville	AR	72501
3097	605 West Main Street	Clarksville	AR	72830
3117	828 North Washington	Forrest City	AR	72335
3777	209 Shopping Way	West Memphis	AR	72301
3873	1010 Hwy 25 B North	Heber Springs	AR	72543
3880	702 Hwy 64 E	Wynne	AR	72396
3187	2310 E. Race Avenue	Searcy	AR	72143

Store Number	Address	Town	State	Zip
7726	4905 Hwy 7 North	Hot Springs Village	AR	71909
3926	1005 Highway #49 West	West Helena	AR	72390
1841	13212 N. Saguaro Blvd.	Fountain Hills	AZ	85268
9219	49693 Harrison Street	Coachella	CA	92236
3089	3115 Stockton Hill Road	Kingman	AZ	86401
3017	113 E. Hwy 260	Payson	AZ	85541
3037	1427 East Highway 89-A	Cottonwood	AZ	86326
3656	115 W. Esperanza	Green Valley	AZ	85614
3823	1355 E. Florence Blvd.	Casa Grande	AZ	85122
3618	1009 North H Street	Lompoc	CA	93436
3748	580 S. Jaye Street	Porterville	CA	93257
3749	3352 Floral Avenue #103	Selma	CA	93662
7728	270 E. Hwy 264, Unit A	Buellton	CA	93427
2169	12047 Donner Pass Road	Truckee	CA	96161
3039	201 S. Gateway Drive	Madera	CA	93637
3079	621 North Golden State Blvd.	Turlock	CA	95380

Store Number	Address	Town	State	Zip
3119	570 South Main	Red Bluff	CA	96080
3437	860 North Yosemite Ave.	Oakdale	CA	95361
3999	220 Center St.	Taft	CA	93268
3169	384 Placerville Drive	Placerville	CA	95667
3179	120 North China Lake Blvd.	Ridgecrest	CA	93555
6911	8209 California City Blvd.	California City	CA	93505
7609	3000 Green Valley	Cameron Park	CA	95682
3078	310 Colorado	Lajunta	CO	81050
3188	130 Broadway	Sterling	CO	80751
3600	1291 Blue River Parkway	Silverthorne	CO	80498
3642	1 E. Main Street	Cortez	CO	81321
3198	2851 Riverside Plaza	Steamboat Springs	CO	80487
3168	1445 Hawk Parkway	Montrose	CO	81401
3208	800 South Camino Del Rio	Durango	CO	81301
3141	1900 Airport Road	Rifle	CO	81650
3858	2128 Freedom Rd.	Trinidad	CO	81082

Store Number	Address	Town	State	Zip
7218	1000 North Main Street	Gunnison	CO	81230
5194	199 Old Hartford Rd.	Colchester	CT	06415
3384	380 New Hartford Road	Barkhamsted	CT	06063
5193	507 Danbury Rd.	New Milford	CT	06776
4763	1007 Pulaski Hwy	Havre de Grace	MD	21078
6979	656A North DuPont Hwy	Milford	DE	19963
1845	3207 S US Hwy 1	Ft. Pierce	FL	34982
3745	1441 South Dixie Freeway	New Smyrna Beach	FL	32168
3175	904 S. State Rd. 19	Palatka	FL	32177
3195	2121 US 1 South, Space 10	Saint Augustine	FL	32086
3775	4888 W. Palm Coast Parkway	Palm Coast	FL	32137
7070	2708 Santa Barbara Blvd.	Cape Coral	FL	33914
3725	1133 Industrial Drive	Crestview	FL	32539
7285	4181 B South Tamiami Trail	Venice	FL	34293
3975	455 South Indiana Avenue	Englewood	FL	34223
9916	731 E. Hwy 50	Clermont	FL	34711

Store Number	Address	Town	State	Zip
7720	411 W. Madison Street	Starke	FL	32091
7378	11223 North Williams St.	Dunnellon	FL	34432
5221	2505 Okeechobee Blvd.	West Palm Beach	FL	33409
3215	1118A S. 14th Street	Fernandina Beach	FL	32034
5162	28340 Trails Edge Blvd.	Bonita Springs	FL	34134
3696	124 Rodgers Blvd.	Chiefland	FL	32626
1855	131 W. Main Street	Wauchula	FL	33873
1912	110 NE Second Place	Cape Coral	FL	33909
3150	16750 South US Hwy 441	Summerfield	FL	34491
3211	4747 Hwy 90 East	Marianna	FL	32446
5321	7422 Gall Blvd.	Zephyrhills	FL	33541
3245	792 East John Sims Pky	Niceville	FL	32578
3815	1660 Hwy 41 North	Inverness	FL	34450
7709	4563 Bell Lane	Milton	FL	32571
3977	406 E. Main St.	Dahlonega	GA	30533
3255	215 South Grant Street	Fitzgerald	GA	31750

Store Number	Address	Town	State	Zip
3307	40 Greenway Court	Newnan	GA	30265
3316	2707 East First Street	Vidalia	GA	30474
3955	516 South Peterson	Douglas	GA	31533
3265	103 B General Screven Way	Hinesville	GA	31313
3515	1202 South Park Street	Carrollton	GA	30117
3798	306 Riddleville Rd.	Sandersville	GA	31082
3896	60 Sears Way	Blairsville	GA	30512
3986	15082 U.S. 19 N	Thomasville	GA	31757
3405	1503 Hwy 16 West	Griffin	GA	30223
3295	1831 N. Columbia St.	Milledgeville	GA	31061
3305	977 South 1st Street	Jesup	GA	31545
2706	832 Dacula Road	Dacula	GA	30019
4855	2476 Memorial Drive	Waycross	GA	31503
1846	1124 Greensboro Rd. N.E.	Eatonton	GA	31024
3321	110 Bluffs Parkway	Canton	GA	30114
3385	718 Northside Drive East	Statesboro	GA	30458

Store Number	Address	Town	State	Zip
3635	67 Fowler Street	East Ellijay	GA	30539
3856	200 Golden Circle	Calhoun	GA	30701
3365	28 Hawthorn Ln.	Saint Marys	GA	31558
3655	40099 Highway 441	Commerce	GA	30529
3713	528 South Main Street	Swainsboro	GA	30401
3845	500 Great Oaks Drive	Monroe	GA	30655
7343	305 West Patton Street	LaFayette	GA	30728
7476	877 Congo Connection	Eastman	GA	31023
7559	1328 Buford Hwy, Ste 110	Buford	GA	30518
3925	2417 S Main Street	Moultrie	GA	31768
3971	663 Main Street	Thomson	GA	30824
7371	701 Seneca Street	Storm Lake	IA	50588
2941	1001 Short Street	Decorah	IA	52101
3200	1108 Heires Avenue	Carroll	IA	51401
4899	1301 W. Burlington Ave.	Fairfield	IA	52556
9632	1815 Lincoln Way	Clinton	IA	52732

Store Number	Address	Town	State	Zip
3502	3533 Main Street	Keokuk	IA	52632
4663	300 West Hickman Rd.	Waukee	IA	50263
5186	1676 Sycamore Street	Iowa City	IA	52240
3230	2390 Park Street	Sheldon	IA	51201
3268	507 Iowa Avenue West	Marshalltown	IA	50158
7902	1607 E. 7th Street	Atlantic	IA	50022
9605	2020 16th Ave. SW	Cedar Rapids	IA	52404
3121	3309 Caldwell Blvd.	Nampa	ID	83651
3151	2338 Overland Ave.	Burley	ID	83318
3290	664 North 2nd East	Rexburg	ID	83440
3379	1480 West Park Plaza	Ontario	OR	97914
2572	1679 S. State Street	Jerseyville	IL	62052
3002	1844 Southwest Avenue	Freeport	IL	61032
3820	1349 Jamie Lane	Waterloo	IL	62298
3671	1350 E. Mall Drive	Carbondale	IL	62901
3681	601 N. Commercial	Harrisburg	IL	62946

Store Number	Address	Town	State	Zip
5272	410 Southwind Plaza	Mt. Vernon	IN	47620
3022	1306 Thelma Keller Avenue	Effingham	IL	62401
3282	117 S. Center Street	Plano	IL	60545
3304	1411 W. Main	Fairfield	IL	62837
3970	19 Litchfield Plaza Shopping Ctr.	Litchfield	IL	62056
7960	313 Mattes Avenue	Vandalia	IL	62471
9607	425 Southtowne Drive	Belvidere	IL	61008
5220	4035 S. Michigan Street	South Bend	IN	46614
3152	419 Clifty Dr.	Madison	IN	47250
1832	561 West Connexion Way, Suite 1	Columbia City	IN	46725
1852	27A Putnam Plaza	Greencastle	IN	46135
3652	510 Saraina Rd.	Shelbyville	IN	46176
1870	352 S. Willowbrook Road	Coldwater	MI	49036
3760	1221 North Wayne	Angola	IN	46703
3212	1815 North 6th Street	Vincennes	IN	47591
1842	247 E. Walnut Street	North Vernon	IN	47265

Store Number	Address	Town	State	Zip
3081	2940 Miller Drive	Plymouth	IN	46563
3101	102 Sycamore Estates	Aurora	IN	47001
3112	105 West 24th Street	Connersville	IN	47331
3281	1016 W 7th Street	Auburn	IN	46706
3482	2816 Frontage Road	Warsaw	IN	46580
3612	1760 U.S. 231 South	Crawfordsville	IN	47933
3056	1607 W. Broadway	Princeton	IN	47670
3120	1480 Old Highway 135 NE	Corydon	IN	47112
3243	2236 North Lebanon St.	Lebanon	IN	46052
3266	3005 South 14th Street	New Castle	IN	47362
3834	2943 John Williams Blvd.	Bedford	IN	47421
3320	221 Apache Drive	Rochester	IN	46975
7433	1244 W. Main Street	Greenfield	IN	46140
7630	1866 Northwood Plaza Drive	Franklin	IN	46131
7742	17160 Dragonfly Drive	Noblesville	IN	46060
3318	2604 Main Street	Parsons	KS	67357

Store Number	Address	Town	State	Zip
3581	102 East Main Street	Chanute	KS	66720
3161	1435 Cleveland Ave	Marinette	WI	54143
3231	322 North Lincoln Road	Escanaba	MI	49829
3326	101 N. Washington Street	Junction City	KS	66441
3330	2515 - 10th Street	Great Bend	KS	67530
3732	300 South Main	Pratt	KS	67124
3122	130 North Main	El Dorado	KS	67042
3218	220 S. Main Street	Ottawa	KS	66067
3257	2601 Central	Dodge City	KS	67801
3351	505 N. Poplar	Newton	KS	67114
3560	311 North Main	McPherson	KS	67460
3781	1937 South Range Ave	Colby	KS	67701
7638	7017 Alexandria Pike	Alexandria	KY	41001
3294	830 Eastern Bypass	Richmond	KY	40475
3849	196 Frankfort Rd.	Shelbyville	KY	40065
3076	845B South Main Street	London	KY	40741

Store Number	Address	Town	State	Zip
3126	804 South 4th Street	Danville	KY	40422
3864	1000 E. Cumberland Gap Parkway, B-23867	Corbin	KY	40701
3874	1500 N. Main St.	Monticello	KY	42633
3933	624 Jefferson Ave	Paintsville	KY	41240
5232	401 Outlet Center Dr.	Georgetown	KY	40324
3544	2412 Fort Campbell Blvd.	Hopkinsville	KY	42240
3787	234 W. Main St.	Camden	TN	38320
2726	1640 Second Street	Henderson	KY	42420
3173	1370 Flemingsburg Rd.	Morehead	KY	40351
3847	3411 Hwy 119 North	Mayking	KY	41837
3146	170 Town Mountain Road	Pikeville	KY	41501
3343	168 Village Center Road	Harlan	KY	40831
3555	110 Madison Square Ave.	Madisonville	KY	42431
3575	50 Tucker Drive	Maysville	KY	41056
3829	850 Hwy 15 South	Jackson	KY	41339
7727	651 Downing Pines Road	West Monroe	LA	71292

Store Number	Address	Town	State	Zip
3843	1226 Elton Rd.	Jennings	LA	70546
3277	837 US Hwy 90	Bayou Vista	LA	70380
3287	4278 University Parkway	Natchitoches	LA	71457
9209	252 Main Street	Baker	LA	70714
3526	340 East Laurel	Eunice	LA	70535
3577	1339 North Pine	Deridder	LA	70634
5215	161 Richland Place	Monroe	LA	71203
3047	105 Carrollwood Avenue	Laplace	LA	70068
3422	1701 Commerce St.	Ruston	LA	71270
3741	7300 Read Blvd.	New Orleans	LA	70127
7123	9356 S. Mansfield Rd.	Shreveport	LA	71118
3963	901 Creswell Lane	Opelousas	LA	70570
3978	206 Elizabeth St.	Many	LA	71449
7954	12715 Highway 90	Luling	LA	70070
7545	146 Eastern Ave.	Gloucester	MA	01930
3609	124 West St.	Ware	MA	01082

Store Number	Address	Town	State	Zip
5192	136 Route 6A, Unit B6	Orleans	MA	02653
6966	189 Russell Street	Hadley	MA	01035
9698	1167 Providence Rd.	Whitinsville	MA	01588
3743	23415 Three Notch Road	California	MD	20619
3323	255 Solomons Island Road	Prince Frederick	MD	20678
7813	5360 Lincoln Hwy	Gap	PA	17527
1843	213 West Broadway	Lincoln	ME	04457
3003	771 Roosevelt Trail	North Windham	ME	04062
3163	192 College Ave.	Waterville	ME	04901
3364	632 Wilton Rd.	Farmington	ME	04938
3574	420 Alfred Street	Biddeford	ME	04005
3863	90 Moosehead Trail	Newport	ME	04953
3644	38 Starrett Drive	Belfast	ME	04915
3232	1560 US 31 South	Manistee	MI	49660
3582	1650 Wright Ave.	Alma	MI	48801
2281	982 South Main Street	Cheboygan	MI	49721

Store Number	Address	Town	State	Zip
3280	215 West Lake Street	Tawas City	MI	48763
3432	2992 Carleton Road	Hillsdale	MI	49242
3718	1840 M 119	Petoskey	MI	49770
3140	2711 - I 75 Business Loop	West Branch	MI	48661
3170	1150 South Otsego	Gaylord	MI	49735
3180	1140 West Three Mile Road	Sault Ste Marie	MI	49783
3271	Birchwood Mall	Kingsford	MI	49802
3850	136 Thunder Bay Shopping Center	Alpena	MI	49707
4789	7374 Highland Road	Waterford	MI	48327
3261	1356 Imlay City Rd.	Lapeer	MI	48446
3341	301 S. Maplewood St.	Greenville	MI	48838
3610	56153 M51 South	Dowagiac	MI	49047
3980	201 N. Riverside Ave.	St. Clair	MI	48079
5212	125 S. Elk Street	Sandusky	MI	48471
3241	219 North Mitchell	Cadillac	MI	49601
3251	400 US Hwy 41	Negaunee	MI	49866

Store Number	Address	Town	State	Zip
3630	1152 Cleaver Road	Caro	MI	48723
3801	205 South Dexter	Ionia	MI	48846
3833	710 Perry Avenue	Big Rapids	MI	49307
7290	1321 E. Colby Street	Whitehall	MI	49461
7370	4255 Alpine Ave.	Comstock Park	MI	49321
9890	211 N US Hwy 131	Three Rivers	MI	49093
3210	5465 Mt. Iron Dr.	Virginia	MN	55792
3471	211 West Lincoln Avenue	Fergus Falls	MN	56537
3370	1315 Hwy 10 West	Detroit Lakes	MN	56501
3702	1301 18th Ave. NW	Austin	MN	55912
3802	24135 Greenway Road	Forest Lake	MN	55025
4463	715 Main Street	Osage	IA	50461
3401	6380 W. Frontage Road	Medford	MN	55049
3790	500 East Main St.	Luverne	MN	56156
7662	3218 Hwy 10 East	Moorhead	MN	56560
1862	7955 Hwy 55	Rockford	MN	55373

Store Number	Address	Town	State	Zip
3703	450 South State Street	Fairmont	MN	56031
3453	1950 2nd Avenue SE	Cambridge	MN	55008
3291	303 Main Avenue North	Thief River Falls	MN	56701
3440	1605 S. Broadway	New Ulm	MN	56073
3738	2722 Bridge Ave	Albert Lea	MN	56007
3162	2819 Highway 29 South	Alexandria	MN	56308
3411	1239 Pokegama Avenue	Grand Rapids	MN	55744
3441	15910 Edgewood Drive	Baxter	MN	56425
3632	500 3rd Street West	International Falls	MN	56649
3761	330 West Second St.	Winona	MN	55987
9982	3420 150th St W	Rosemount	MN	55068
9270	9034 Overland Plaza	Overland	MO	63114
5303	4820 S. 4th Street	Leavenworth	KS	66048
3762	3797 Hwy 54	Osage Beach	MO	65065
5191	1147 E. North Ave.	Belton	MO	64012
3680	490 South Jefferson Avenue	Lebanon	MO	65536

Store Number	Address	Town	State	Zip
2991	1759 James River Road	Ozark	MO	65721
3342	703 East Young Street	Warrensburg	MO	64093
3010	19014 Business 13 North	Branson West	MO	65737
3051	1612 Elliott Avenue	Aurora	MO	65605
3372	1048 Washington Square	Washington	MO	63090
3442	2988 South Clark	Mexico	MO	65265
6908	155 Twin City Mall	Crystal City	MO	63019
3851	206 Progress St.	Perryville	MO	63775
7782	1315 South Main Street Suite A	Maryville	MO	64468
3012	1206 N. Douglas	Malden	MO	63863
3362	738 Market Street	Farmington	MO	63640
3400	111 E. Boston	Brookfield	MO	64628
3552	1101 E. Scenic Rivers Blvd.	Salem	MO	65560
3889	2101 North Walnut	Cameron	MO	64429
3072	2216 South Baltimore	Kirksville	MO	63501
3272	1347 Southern Hills	West Plains	MO	65775

Store Number	Address	Town	State	Zip
7514	101A SW Eagle Parkway	Grain Valley	MO	64029
1827	1108 A Mississippi Drive	Waynesboro	MS	39367
1826	381 Highway 51	Ridgeland	MS	39157
2730	813 US Highway 98	Columbia	MS	39429
3377	2480 East I-20	Vicksburg	MS	39180
3626	2200 Sandy Lane	Laurel	MS	39443
4787	5547 I-55 South	Byram	MS	39272
5214	1651 HWY 1 South Suite A	Greenville	MS	38701
3347	522 Third Street	Cleveland	MS	38732
6985	1560-C West Government St.	Brandon	MS	39042
7396	306 East Walnut	Ripley	MS	38663
3357	937 Commerce Avenue	Clarksdale	MS	38614
3565	31 South Sergeant Prentiss Dr. #3	Natchez	MS	39120
3623	622 Hwy 12 E	Starkville	MS	39759
3613	216 Line Avenue	Philadelphia	MS	39350
7614	7501 Goodman Rd.	Olive Branch	MS	38654

Store Number	Address	Town	State	Zip
3579	1753 Hwy 2 West	Havre	MT	59501
3248	1105 Hwy 2 West	Kalispell	MT	59901
3932	1704 N. First Street	Hamilton	MT	59840
1929	124 South Main Street	Livingston	MT	59047
3288	3703 Harrison Ave. #G	Butte	MT	59701
3598	2825 W. Main St.	Bozeman	MT	59718
3929	520 Mineral Ave.	Libby	MT	59923
3226	1002 West Cumberland Street	Dunn	NC	28334
3236	1308 Carolina Avenue	Washington	NC	27889
3246	917 East Main Street	Lincolnton	NC	28092
3426	1155 N. Main Street	Marion	NC	28752
3446	5100 South Croatan Highway	Nags Head	NC	27959
3196	4329 Fayetteville Rd.	Lumberton	NC	28358
3274	352 North Broad Street	Brevard	NC	28712
3276	# 6 Whiteville Plaza	Whiteville	NC	28472
3396	1211 Julian Allsbrook Hwy	Roanoke Rapids	NC	27870

Store Number	Address	Town	State	Zip
3665	1573 Freeway Drive	Reidsville	NC	27320
6863	211 S. Broad Street	Edenton	NC	27932
3894	3138 Martin Luther King Jr. Blvd.	New Bern	NC	28562
1825	8878 US 70 Highway West, Suite 300	Clayton	NC	27520
3065	203 East 1st Street	West Jefferson	NC	28694
3156	1535 Dabney Drive	Henderson	NC	27536
3166	1377 N. Sandhills Boulevard	Aberdeen	NC	28315
3875	1180 Blowing Rock Road, E-6	Boone	NC	28607
3969	1800 Four Seasons Blvd.Suite D-1	Hendersonville	NC	28792
3416	1262 Andrews Road	Murphy	NC	28906
3423	326 South Bickett Boulevard	Louisburg	NC	27549
3424	New Highway 64 West	Lexington	NC	27295
3436	834 Hardee Road	Kinston	NC	28504
3763	5302 S. Main Street	Shallotte	NC	28459
7292	15530 US Hwy 17N	Hampstead	NC	28443
7506	703 Edgewood Road	Wilkesboro	NC	28697

Store Number	Address	Town	State	Zip
3958	11947 South Hwy 226	Spruce Pine	NC	28777
3979	163 Waynesville Plaza	Waynesville	NC	28786
9970	619 N Main Street	Kernersville	NC	27284
3981	822 Dakota Ave	Wahpeton	ND	58075
2569	2308 11th Ave West	Williston	ND	58801
3481	346 Highway 2 West	Devils Lake	ND	58301
3308	1615 Broadway	Scottsbluff	NE	69361
3324	327 Beech Street	Chadron	NE	69337
3557	5804 - 2nd Avenue	Kearney	NE	68845
7502	2440 Cornhusker Rd.	Bellevue	NE	68123
3032	1200 North 6th Street	Beatrice	NE	68310
3011	4300 - 23rd Street	Columbus	NE	68601
3734	2110 Market Lane	Norfolk	NE	68701
3901	206 Westview Plaza	McCook	NE	69001
3050	930 South Burlington	Hastings	NE	68901
3821	310 East 5th Street	North Platte	NE	69101

Store Number	Address	Town	State	Zip
3043	#13 Lilac Mall	Rochester	NH	03867
3273	4 Sears Drive	Rindge	NH	03461
3673	742 Tenney Mountain Hwy	Plymouth	NH	03264
3053	529 Eastman Rd.	Center Conway	NH	03813
3285	1 Batchelder Road	Seabrook	NH	03874
3103	176 Highway 202 & 31	Ringoes	NJ	08551
3143	240 White Horse Pike	Hammonton	NJ	08037
3319	405 E. Navajo	Hobbs	NM	88240
3826	19554 Highway 314	Belen	NM	87002
7667	101 S. White Sands Blvd.	Alamogordo	NM	88310
3966	2172 Highway 70 West	Ruidoso Downs	NM	88346
2178	1085 Pioneer Blvd.	Mesquite	NV	89027
3306	228 West Main Street	Malone	NY	12953
3203	61 South Main Street	Oneonta	NY	13820
3603	3725 East Main	Fredonia	NY	14063
3024	960 State Route 36	Hornell	NY	14843

Store Number	Address	Town	State	Zip
9843	160 Clinton Ave.	Cortland	NY	13045
3104	6586 St. Hwy 56	Potsdam	NY	13676
3134	14218 Route 219	Springville	NY	14141
3148	461 North Main St.	Warsaw	NY	14569
4172	87-91 Nelson Road	Cazenovia	NY	13035
5152	1601 Penfield Rd.	Rochester	NY	14625
3223	325 East Albany Street	Herkimer	NY	13350
3428	25 Sullivan Avenue, Suite 1	Liberty	NY	12754
3841	8326 Lewiston Road	Batavia	NY	14020
3853	65 Main Street	Saranac Lake	NY	12983
3923	7 Dover Village Plaza, Suite #2	Dover Plains	NY	12522
7893	4364 Pondside Plaza	Geneseo	NY	14454
3983	1572 State Route 22NW	Washington Court House	OH	43160
3800	15561 W. High St.	Middlefield	OH	44062
2751	2350 East State Street	Salem	OH	44460
3204	1159 South Shannon	Van Wert	OH	45891

Store Number	Address	Town	State	Zip
3611	1810 E. Mansfield St.	Bucyrus	OH	44820
3883	780 East Main Street	Jackson	OH	45640
3390	Skyview Plaza St. Rt. 170	East Liverpool	OH	43920
3462	2200 Eastern Ave	Gallipolis	OH	45631
3531	743 E. State Street F2	Athens	OH	45701
7821	1258 Bellefontaine St.	Wapakoneta	OH	45895
3074	27 Pine Grove Square	Grove City	PA	16127
7853	100 Perry Highway	Harmony	PA	16037
4951	360 E. Broad Street	Pataskala	OH	43062
2172	150 Hocking Mall	Logan	OH	43138
3020	2995 Cleveland Road	Wooster	OH	44691
3520	2500 West State Street	Alliance	OH	44601
3791	989 E. Columbus St.	Kenton	OH	43326
5052	6656 N. Ridge Rd.	Madison	OH	44057
3769	1220 Russ Road	Greenville	OH	45331
3804	1234 N. Main	Bowling Green	OH	43402

Store Number	Address	Town	State	Zip
3868	993 Coshocton Road	Mount Vernon	OH	43050
7807	3409 S. Broadway	Edmond	OK	73013
3028	1717 S. Broadway	Grove	OK	74344
3447	1101 Lonnie Abbott Blvd	Ada	OK	74820
3722	200 N. Mill	Pryor	OK	74361
3386	2821 West 3rd Street	Elk City	OK	73648
3604	310 N. Washington #1247	Weatherford	OK	73096
3636	3000 S. Eighth Street	Woodward	OK	73801
3647	1601 South Wood Drive	Okmulgee	OK	74447
3727	617 S. Main St.	Eufaula	OK	74432
3936	27 Plaza South	Tahlequah	OK	74464
3457	412 East Hartford	Ponca City	OK	74601
3708	615 Westside Dr.	Durant	OK	74701
7483	1922 S. 4th St.	Chickasha	OK	73018
3949	Rural Route 2, Box 976-2	Broken Bow	OK	74728
3469	1621 NE Baker Street	McMinnville	OR	97128

Store Number	Address	Town	State	Zip
3619	1700 Portland Ave.	LaGrande	OR	97850
3479	1332 West 6th Street	The Dalles	OR	97058
3369	1611 Virginia Avenue	North Bend	OR	97459
3389	1551 Northeast F Street	Grants Pass	OR	97526
3808	2017 Main Street	Baker City	OR	97814
3876	685-A Highway 101	Florence	OR	97439
3419	1152 Marine Drive	Astoria	OR	97103
3429	2200 N COAST HWY 101	Newport	OR	97365
3439	80487 North Hwy 395	Hermiston	OR	97838
3449	51581 Columbia River Highway	Scappoose	OR	97056
4734	224 SW 6th Street	Redmond	OR	97756
5017	510 SW 5th Street	Madras	OR	97747
3368	118 Gateway Blvd.	Cottage Grove	OR	97424
3922	1517 SW Highway 101	Lincoln City	OR	97367
3373	1534 North Center Avenue	Somerset	PA	15501
1823	380 West Columbus Ave	Corry	PA	16407

Store Number	Address	Town	State	Zip
3974	1385 Bucktail Rd.	St. Marys	PA	15857
3094	9525 Lincoln Highway	Bedford	PA	15522
1903	1241 Blakeslee Blvd. East	Lehighton	PA	18235
2753	7495 Huntingdon Plaza	Huntingdon	PA	16652
3374	1516 Golden Mile Road	Towanda	PA	18848
3739	559 High Street	Lock Haven	PA	17745
3871	173 N Main Street	Mansfield	PA	16933
3878	16039 Conneaut Lake Rd. Suite #101	Meadville	PA	16335
3083	240-4 South West End Blvd.	Quakertown	PA	18951
5574	400 North Union St.	Olean	NY	14760
3190	325 West Freedom Ave, Suite #115	Burnham	PA	17009
7734	5163 Milford Road	East Stroudsburg	PA	18302
9741	Local #10 Quatro Calles Shop CTR 200Carretera 116 STE	Yauco	PR	00698
7735	Carr. 167 Esq. 199	Bayamon	PR	00956
3224	Carretera No. 2 Km 110.3	Isabela	PR	00662
9747	1000 Jesus T. Pinero Ave.	Cayey	PR	00736

Store Number	Address	Town	State	Zip
3264	20 Commons Corner Way	Wakefield	RI	02879
3414	1235 West Main Road	Middletown	RI	02842
3055	366 Market Street	Seneca	SC	29678
4111	1298 Broad Street	Sumter	SC	29150
7515	523 Columbia Avenue	Lexington	SC	29072
3615	P.O. Box 146	Lugoff	SC	29078
3693	217 Highway 701 N.	Loris	SC	29569
3887	107 Westfield St.	Hartsville	SC	29550
3325	1410 Montague Ave. Ext.	Greenwood	SC	29649
3455	1125 Highway 9 Bypass	Lancaster	SC	29720
3785	1249 N. Fraser Street	Georgetown	SC	29440
3836	377 Bells Highway	Walterboro	SC	29488
3144	1801 North Main	Mitchell	SD	57301
3160	1101 Jenson Ave.	Watertown	SD	57201
3278	2901 Broadway	Yankton	SD	57078
3735	2221 Jacksboro Pike	LaFollette	TN	37766

Store Number	Address	Town	State	Zip
3903	106 Hwy 51 North	Batesville	MS	38606
3367	1229D Sunset Drive	Grenada	MS	38901
3576	236 South Roane St.	Harriman	TN	37748
2723	1094 Wayne Road	Savannah	TN	38372
3186	1060 Mineral Wells Ave	Paris	TN	38242
3915	6034 South First Street	Milan	TN	38358
3486	550 Highway 51 By-Pass	Dyersburg	TN	38024
3546	231 Northgate Shopping Center	McMinnville	TN	37110
3547	715 North Main Street	Covington	TN	38019
7491	640 W. Poplar Ave	Collierville	TN	38017
7737	269 Dickson Plaza Drive	Dickson	TN	37055
7815	1202 S. James M. Campbell Blvd.	Columbia	TN	38401
9628	620 Madison St.	Shelbyville	TN	37160
3616	900 North Austin Avenue #123	Georgetown	TX	78626
3766	1208 West Dickinson	Fort Stockton	TX	79735
4798	2301 10th St.	Floresville	TX	78114

Store Number	Address	Town	State	Zip
3568	2801 Hwy 180 East, Suite # 14	Mineral Wells	TX	76067
3967	2024 Crockett Rd.	Palestine	TX	75801
9776	1115 West Park Avenue	Hereford	TX	79045
3487	320 North Commerce	Ardmore	OK	73401
3742	2720A N. Main Street	Altus	OK	73521
3527	1212 Marlandwood	Temple	TX	76502
3728	811 E. Main Street	Alice	TX	78332
1975	1627 South Jackson Street	Jacksonville	TX	75766
3458	114 North Business I-H35	New Braunfels	TX	78130
3806	307 N.W. Loop 436	Carthage	TX	75633
3948	909 E. Milam	Mexia	TX	76667
5175	1700 RR 620 North	Lakeway	TX	78734
3328	168 Col. Etheredge Blvd.	Huntsville	TX	77340
7489	111A Blanco Ave	Blanco	TX	78606
9258	708 S. Dumas Ave.	Dumas	TX	79029
1932	2320 Highway 36 South	Sealy	TX	77474

Store Number	Address	Town	State	Zip
2709	2625 South Loop 35	Alvin	TX	77511
2739	601 Northwest Parkway, Suite 3	Azle	TX	76020
3378	836 West 7th Avenue	Corsicana	TX	75110
3388	5109 Wesley Street	Greenville	TX	75401
3488	1111 E. Tyler #101B	Athens	TX	75751
3528	600 North Highway 77	Waxahachie	TX	75165
3607	821 Hwy 90A East	Richmond	TX	77469
3717	1609 Sedberry	Marshall	TX	75670
3756	118 S. Main St.	Pleasanton	TX	78064
4693	8910 Bandera Road	San Antonio	TX	78250
3026	2323 N. Main Suite B	Liberty	TX	77575
3337	1601 S. Hwy 77	Kingsville	TX	78363
3398	420 Early Blvd.	Early	TX	76802
3418	3801 North Street	Nacogdoches	TX	75961
3672	1010 West Business 380	Decatur	TX	76234
3747	202 Adams Drive	Weatherford	TX	76086

Store Number	Address	Town	State	Zip
3866	2514 South State Hwy 36	Gatesville	TX	76528
3882	1623 N. Hobart	Pampa	TX	79065
3744	510 East I-H10	Seguin	TX	78155
3988	332 W. FM 564	Mineola	TX	75773
7787	638 East Houston Street	Cleveland	TX	77327
3916	2264 MacArthur Drive	Orange	TX	77630
1815	1803 West 1800 North, G-3	Clinton	UT	84015
3962	25 East 800 South	Richfield	UT	84701
5202	84 S. Main Street	Heber City	UT	84032
3529	1830 N. Main	Cedar City	UT	84720
7173	360 N. Main Street	Ephraim	UT	84627
7408	162 N. Main Street	Tooele	UT	84074
3289	25044 Lankford Hwy (Route 13)	Onley	VA	23418
1923	1170 Celebration Ave.	Moneta	VA	24121
3363	571 C James Madison Highway	Culpeper	VA	22701
3474	51-J Burgess Road	Harrisonburg	VA	22801

Store Number	Address	Town	State	Zip
3433	3100 Halifax Rd.	South Boston	VA	24592
3095	P.O. Box 709	Gloucester	VA	23061
3444	1206 Greenville Avenue	Staunton	VA	24401
3484	Wise County Plaza Shopping Center	Wise	VA	24293
3663	40518 West Morgan Ave.	Pennington Gap	VA	24277
7468	783 E. Main Street	Abingdon	VA	24210
1817	1425 C South Main Street	Farmville	VA	23901
3712	1675 Tappahannock Blvd.	Tappahannock	VA	22560
5190	2010 Second Street	Richlands	VA	24641
5695	412 N. Main Street	Kilmarnock	VA	22482
2702	383 Exhange Street	Middlebury	VT	05753
3513	U.S. Route 5	Derby	VT	05829
3533	P.O. Box 598	Morrisville	VT	05661
4694	1999 Memorial Drive, Suite 2	St. Johnsbury	VT	05819
3523	831 Meadow Street	Littleton	NH	03561
7573	94 Harvest Lane	Williston	VT	05495

Store Number	Address	Town	State	Zip
3503	1598 US Route 302 - Berlin	Barre	VT	05641
4864	414 Route 7 South	Milton	VT	05468
3044	214 Northside Drive Suite 5	Bennington	VT	05201
3124	364 Swanton Rd.	Saint Albans	VT	05478
3589	465 N.E. Midway Boulevard	Oak Harbor	WA	98277
3158	730 E. Main	Othello	WA	99344
3954	1410 South Blaine	Moscow	ID	83843
2159	101 Mashell Ave N.	Eatonville	WA	98328
3549	520 South Lincoln Street	Port Angeles	WA	98362
3019	702 Hwy 395 North	Colville	WA	99114
3448	10 West First Street	Cheney	WA	99004
5180	224 NE 3rd Ave.	Camas	WA	98607
3559	312 South Division Street	Moses Lake	WA	98837
3569	505 North Pearl	Ellensburg	WA	98926
5693	1206 Basin St. SW	Ephrata	WA	98823
3891	1908 Lake Shore Dr. East	Ashland	WI	54806

Store Number	Address	Town	State	Zip
3250	1645 N. Spring St.	Beaver Dam	WI	53916
3191	908 Lincoln St.	Rhinelander	WI	54501
3391	1660 Commerce Court	River Falls	WI	54022
3532	275 W. 33rd St.	Hastings	MN	55033
3731	2800 College Drive	Rice Lake	WI	54868
3182	2521 A Hils Court	Menomonie	WI	54751
7822	700 E. Blackhawk Ave.	Prairie du Chien	WI	53821
3562	520 S. Black River	Sparta	WI	54656
3052	700 East Magnolia	Manitowoc	WI	54220
6856	2615 Eastern Ave	Plymouth	WI	53073
7270	1114 N. Superior Ave	Tomah	WI	54660
7398	1150 Service Road	Kiel	WI	53042
1851	15734 Hwy 63	Hayward	WI	54843
1933	1970 Sutler Ave	Beloit	WI	53511
3181	351 Peller Road	Lake Geneva	WI	53147
3729	316 Service Road	Spooner	WI	54801

Store Number	Address	Town	State	Zip
3080	1720 South Church Street	Watertown	WI	53094
3221	1810 North Central	Marshfield	WI	54449
3239	1515 Bohmann Dr.	Richland Center	WI	53581
3435	950 Elden Ave.	Amery	WI	54001
7163	2081 Witzel Ave.	Oshkosh	WI	54904
3189	822 E. Green Bay Street	Shawano	WI	54166
7952	55 Viking Drive	Reedsburg	WI	53959
3993	445 State Highway 64	Antigo	WI	54409
3583	29 South Hill Plaza Drive	Ripley	WV	25271
3283	9803 Mall Loop Road	Fairmont	WV	26554
2733	1921 Applebee Way	Covington	VA	24426
3023	Box 17A, Rte. 1	Ronceverte	WV	24970
3113	237 South Kanawha Street	Buckhannon	WV	26201
3553	50 Stonewall Drive	Summersville	WV	26651
4834	500 Keyser Square	Keyser	WV	26726
3893	89 Pleasant Hill Dr.	Oakland	MD	21550

Store Number	Address	Town	State	Zip
3114	1611 Harrison Ave.	Elkins	WV	26241
3543	105 Holly Avenue	Logan	WV	25601
9361	300 Wharton Circle Suite 120	Triadelphia	WV	26059
3578	63 Center Street	Rock Springs	WY	82901
1867	411 S. 2nd Street	Laramie	WY	82070
3470	305 East Lakeway Road	Gillette	WY	82718
3018	801 N. Federal	Riverton	WY	82501
1849	3150 Baseline Hwy	Cornelius	OR	97113
1869	1422 Highway 367 North	Newport	AR	72112
2187	9900 South IH 35 Service Road	Austin	TX	78748
2738	900 North 5th Street	Leesville	LA	71446
3001	1909 E. Austin Blvd.	Nevada	MO	64772
3006	99 Cary Lu Circle	Harpers Ferry	WV	25425
3030	211 Highway 432	Oskaloosa	IA	52577
3048	220 Rotanzi St.	Ramona	CA	92065
3102	7147 West 48th Street	Fremont	MI	49412

Store Number	Address	Town	State	Zip
3303	850 N. Van Dyke	Bad Axe	MI	48413
3309	2302 West Pierce Street	Carlsbad	NM	88220
3311	06585 M66 Hwy	Charlevoix	MI	49720
3338	410 S. Texas Drive	Eagle Pass	TX	78852
3382	1070 S. Bishop Street	Rolla	MO	65401
3387	1801 S. Harper Rd.	Corinth	MS	38834
3421	2722 Paul Bunyan Drive N.W.	Bemidji	MN	56601
3445	1347-B Ribaut Road	Port Royal	SC	29935
3463	600 North Broad	Middletown	DE	19709
3473	560 Chestnut St.	Bradford	PA	16701
3489	97900 Shopping Center Drive	Harbor	OR	97415
3494	972 East Stuart Dr.	Galax	VA	24333
3519	1783 West Hwy 40	Vernal	UT	84078
3530	1420 East College Drive	Marshall	MN	56258
3538	1507 West 5th Street	Plainview	TX	79072
3539	115 E 400N	Logan	UT	84321

Store Number	Address	Town	State	Zip
3572	224 East Hwy 12	Litchfield	MN	55355
3590	11130 W US Highway 50	Poncha Springs	CO	81242
3591	901 W. Morton Avenue	Jacksonville	IL	62650
3617	2004 West State Hwy 71	LaGrange	TX	78945
3640	1535 American Legion Rd.	Mountain Home	ID	83647
3648	1004 N. Brindlee Mtn. Pkwy.	Arab	AL	35016
3686	2603 US Hwy 281 North	Marble Falls	TX	78654
3698	911 Main Street	Susanville	CA	96130
3752	918 S. Alabama Ave	Monroeville	AL	36460
3809	1795 12th Street	Hood River	OR	97031
3816	512 S Adams Street	Fredericksburg	TX	78624
3827	3308 Highway 35 North	Rockport-Fulton	TX	78382
3867	11554 Columbia St.	Blakely	GA	39823
3898	325 S. Davis Rd.	LaGrange	GA	30241
3900	2800 Cornerstone Drive	Pagosa Springs	CO	81147
3902	743 Gaines Drive	Clinton	MO	64735

Store Number	Address	Town	State	Zip
3908	40322 Junction Drive	Oakhurst	CA	93644
3921	2092 E. Main Street	Robinson	IL	62454
3930	2052 North Jefferson	Huntington	IN	46750
3944	1905 Wilson Rd.	Newberry	SC	29108
3961	1514 S. Main	Boerne	TX	78006
3989	2645 Mountain Hwy	Elko	NV	89801
5199	1056 North Marine Corps Drive	Tamuning	GU
5248	6818 S Zarzamora	San Antonio	TX	78224
3021	220 Baden Strasse	Jasper	IN	47546
3031	3917 North Carson Street	Carson City	NV	89706
3033	367 Washington Street	Claremont	NH	03743
3059	4311 South 6th	Klamath Falls	OR	97603
3066	912 South 12th Street	Murray	KY	42071
3067	2700 Mount Pleasant Street	Burlington	IA	52601
3092	26-1st Ave. Southwest	Lemars	IA	51031
3093	7172 Rte. 54	Bath	NY	14810
3108	1005 Stevenson Ave.	Enumclaw	WA	98022

Store Number	Address	Town	State	Zip
3111	1605 First Street South	Willmar	MN	56201
3115	2908 Citizens Parkway	Selma	AL	36701
3136	370 So. Hwy 27 #9	Somerset	KY	42501
3159	14691 Mono Way	Sonora	CA	95370
3171	1919 Old West Main	Red Wing	MN	55066
3172	550 North Fairview Boulevard	Kendallville	IN	46755
3174	204 W. Main Street	Ft. Kent	ME	04743
3176	1860 N. Main St.	Crossville	TN	38555
3197	302 North 6th Street	Blytheville	AR	72315
3206	2534 Lee Avenue	Sanford	NC	27332
3237	1602 Industrial Road	Emporia	KS	66801
3238	4551 S. White Mountain Rd. #3	Show Low	AZ	85901
3240	643 N. Morley	Moberly	MO	65270
3267	2508 Vine Street	Hays	KS	67601
3270	1010 S. Kansas	Liberal	KS	67901
3301	910 Evergreen	Houghton	MI	49931

Store Number	Address	Town	State	Zip
3340	104 South Sunset	Butler	MO	64730
3345	Franklin Village Mall #19A	Kittanning	PA	16201
3359	762 Lindsay Lane	Cody	WY	82414
3371	3606 East Lincolnway	Sterling	IL	61081
3392	P.O. Box 940	Saint Robert	MO	65584
3406	2400 Veterans Blvd.	Del Rio	TX	78840
3410	1467 Coffeen Avenue	Sheridan	WY	82801
3467	500 Village Blvd.	Mcalester	OK	74501
3475	3050 Village Park Drive	Plover	WI	54467
3498	3715 134th Street NE	Marysville	WA	98271
3501	910 Huntington Avenue	Wisconsin Rapids	WI	54494
3512	7363 Hwy. 51 South	Minocqua	WI	54548
3522	4193 East Grand River	Howell	MI	48843
3540	1400 S. Mission St.	Mount Pleasant	MI	48858
3571	1704 S. Heaton	Knox	IN	46534
3592	101 N. Fourth St.	Atchison	KS	66002

Store Number	Address	Town	State	Zip
3593	161 Main Street	Gorham	NH	03581
3620	420 Shilling Drive North	Dundas	MN	55019
3631	210 1st Street South East	Little Falls	MN	56345
3643	228 Stockbridge Rd.	Great Barrington	MA	01230
3667	1203 W. Ferguson Rd.	Mt. Pleasant	TX	75455
3689	444 HWY 531	Minden	LA	71055
3737	914 West Main	Homer	LA	71040
3765	4695 CR540A East	Lakeland	FL	33830
3822	1600 A Street N.E.	Linton	IN	47441
3839	160 Fairview Ave	Hudson	NY	12534
3848	239 Walker Rd.	Alamosa	CO	81101
3877	13447 Highway 157	Moulton	AL	35650
3938	3862 Hwy 280	Alexander City	AL	35010
3956	301 East Main Street	Atlanta	TX	75551
3976	3300 Highway 11 North	Picayune	MS	39466
3996	404 W. Main St.	Lake City	SC	29560

Store Number	Address	Town	State	Zip
7482	60 E. Main Street	Norwalk	OH	44857
7671	14283 Fenton Road	Fenton	MI	48430
7781	540 Commons Drive	Fulton	MO	65251
7814	1214 N. Weslyan Blvd.	Rocky Mount	NC	27804
7825	1094 South East Vermont Ave	Arcadia	FL	34266
7921	238 W. 6th Street	Concordia	KS	66901
3910	1867 - 6th Avenue West	Dickinson	ND	58601
3919	232 Valley Center PL.	Sequim	WA	98382
3920	1690 East 23rd Ave. North	Fremont	NE	68025
3953	671 Happy Valley Rd.	Glasgow	KY	42141
3957	1655 Henderson, Suite A	Cleburne	TX	76033
9490	69 North 28th St	Superior	WI	54880
9774	4100 S. New Braunfels Ave.	San Antonio	TX	78223
9941	1450 Kearney Road	Excelsior Springs	MO	64024
1812	1000 South 8th Street	Clarinda	IA	51632
1833	103 S. 6th Street	Brownfield	TX	79316

Store Number	Address	Town	State	Zip
1934	322 Eureka Street	Berryville	AR	72616
2701	2790 Woodlawn Road	Lincoln	IL	62656
2707	Carretera No. 2 Barrio Candelaria KM 18.3	Toa Baja	PR	00949
2761	1108 E. 16th Street	Wellington	KS	67152
2776	7827 Highway 613	Moss Point	MS	39563
2780	2014 Lincolnway East, Suite 2	Goshen	IN	46528
3000	208 Ute Street	Delta	CO	81416
3036	913 East Sixth Avenue	Stillwater	OK	74074
3038	2140 Feather River Blvd.	Oroville	CA	95965
3042	815 Fulton Box # 4	Waupaca	WI	54981
3049	15875 Dam Road Ext.	Clearlake	CA	95422
3062	2524 North Broadway	Pittsburg	KS	66762
3073	3845 Bay Shore Road	North Cape May	NJ	08204
3091	1429 West High Street	Bryan	OH	43506
3107	2020 Northwest Ave	El Dorado	AR	71730
3109	362 North Franklin Street	Fort Bragg	CA	95437

Store Number	Address	Town	State	Zip
3123	19 Washington Square Mall	Chestertown	MD	21620
3125	2630 Alabama Avenue N.	Fort Payne	AL	35967
3165	158 Micah Way	Scottsboro	AL	35769
3178	835 First Street	Gilroy	CA	95020
3192	1005 North 18th Street	Centerville	IA	52544
3199	1230 Airport Park Blvd.	Ukiah	CA	95482
3296	604 East Broadway	Sweetwater	TX	79556
3297	412 Avenue B	Bogalusa	LA	70427
3299	Road 111 km. 15.6	San Sebastian	PR	00685
3312	720 South Westwood Boulevard	Poplar Bluff	MO	63901
3349	901 Metro	Gallup	NM	87301
3395	921 Hillcrest Parkway	Dublin	GA	31021
3397	222 Highway 51 North	Brookhaven	MS	39601
3434	P.O. Box 6	South Hill	VA	23970
3450	721 West Bedford Road	Morris	IL	60450
3460	2915 North Summit	Arkansas City	KS	67005

Store Number	Address	Town	State	Zip
3466	1421 S. First Street	Union City	TN	38261
3468	3120 Avenue F	Bay City	TX	77414
3472	1411 N. Liberty Circle E.	Greensburg	IN	47240
3493	P.O. Box 218	Houlton	ME	04730
3496	2001 North St. Mary’s Street	Beeville	TX	78102
3497	420 Hwy. 377 E	Granbury	TX	76048
3508	1402 Mockingbird Lane	Sulphur Springs	TX	75482
3518	2185 West South Loop	Stephenville	TX	76401
3525	1555 Fording Island Road, Suite F	Hilton Head Island	SC	29926
3536	2344 East Main	Uvalde	TX	78801
3537	1990 McCulloch Boulevard #104	Lake Havasu City	AZ	86403
3548	1901 West Gibson	Jasper	TX	75951
3567	168 Golden Rod	Mansura	LA	71350
3599	317 S. Main Street	Omak	WA	98841
3633	1009 Arizona Ave.	Parker	AZ	85344
3639	1190 Trade Days Blvd.	Canton	TX	75103

Store Number	Address	Town	State	Zip
3649	1281 E. Calvada Blvd.	Pahrump	NV	89048
3690	18675 Unit 26 Coastal Hwy.	Rehoboth	DE	19971
3694	813 East Main Street	Cobleskill	NY	12043
3700	3151 S. Springfield Ave.	Bolivar	MO	65613
3714	KM 2.8 Bo Quebradillas	Barranquitas	PR	00794
3736	P.O. Box 241	Henderson	TN	38340
3772	3315 6th Ave. SE	Aberdeen	SD	57401
3859	1430 W. Williams Ave.	Fallon	NV	89406
3870	926 W. High Street	Ebensburg	PA	15931
3906	1339 Highway 270 West	Malvern	AR	72104
3913	15455 Route 6	Clarendon	PA	16313
3918	1393 Fort Williams Square	Sylacauga	AL	35150
3950	1124 Independence Ave.	Kennett	MO	63857
3952	116 South First Street	Montevideo	MN	56265
5108	3355 Hwy 431, Suite 7	Roanoke	AL	36274
5276	18721 E Ponderosa	Parker	CO	80138

Store Number	Address	Town	State	Zip
5312	5885 Palmer Park Blvd.	Colorado Springs	CO	80915
3016	2130 Decherd Boulevard	Decherd	TN	37324
3029	2570 S. Main Street	Lakeport	CA	95453
3040	1016 Linn Street	Sikeston	MO	63801
3058	74 South Carbon Avenue	Price	UT	84501
3082	300 North Penn	Independence	KS	67301
3084	480 Downtowner Plaza	Coshocton	OH	43812
3086	275 Southside Mall Road	South Williamson	KY	41503
3088	1702 East Gregory Avenue	Sunnyside	WA	98944
3100	704 Avenue G	Fort Madison	IA	52627
3106	450 Village Lane	Hazard	KY	41701
3129	129 Idaho Maryland Road	Grass Valley	CA	95945
3138	1305 W. Yosemite Ave.	Manteca	CA	95336
3142	4103 Holiday Lane	Ottawa	IL	61350
3149	415 Grass Valley Highway	Auburn	CA	95603
3167	920 South Arkansas Avenue	Russellville	AR	72801

Store Number	Address	Town	State	Zip
3209	795 S. Highway 49	Jackson	CA	95642
3216	1503 West Ehringhaus Street	Elizabeth City	NC	27909
5710	1025 North Texas Blvd.	Weslaco	TX	78596
3219	835 Tucker Road #A and B	Tehachapi	CA	93561
3222	St. Marys Square	Saint Marys	OH	45885
3228	1700 Rainbow Drive	Canon City	CO	81212
3249	427 Main Street	Woodland	CA	95695
3256	2350 Miracle Mile Road	Bullhead City	AZ	86442
3269	1701 Soscol Ave	Napa	CA	94559
3279	615 East Hobson Way	Blythe	CA	92225
3298	3120 Dredge Drive	Helena	MT	59602
3302	1037 W. Broadway	Centralia	IL	62801
3310	1704 W. Main St.	Carmi	IL	62821
3327	707 North Lamar	Oxford	MS	38655
3329	1310 Silver Heights Boulevard	Silver City	NM	88061
3332	3117 West Broadway	Sedalia	MO	65301

Store Number	Address	Town	State	Zip
3348	2507 Becker Drive	Brenham	TX	77833
3353	Easton Market Place	Easton	MD	21601
3358	345 Junction Highway	Kerrville	TX	78028
3381	6375 M 72 West	Grayling	MI	49738
3399	2400 - 8th Avenue Southwest	Jamestown	ND	58401
3408	1801 East FM 700-C6	Big Spring	TX	79720
3412	1299 W. Washington	Pittsfield	IL	62363
3420	408 Central Avenue	Estherville	IA	51334
3425	735 Old Austin Hwy	Bastrop	TX	78602
3431	990 West 41st Street	Hibbing	MN	55746
3438	321 North Beatty	Livingston	TX	77351
3478	2121 North Main	Taylor	TX	76574
3499	1702 Freedom Boulevard	Freedom	CA	95019
3541	501 West North Avenue	Flora	IL	62839
3556	1420 Cedar Lane	Tullahoma	TN	37388
3561	325 S. Washington	Duquoin	IL	62832

Store Number	Address	Town	State	Zip
3585	1315 North Norwood Street	Wallace	NC	28466
3586	3001 North Highway 81	Duncan	OK	73533
3597	301 Fairview	Crossett	AR	71635
3628	912 Main Street	Winfield	KS	67156
3634	3119 Cranberry Hwy	East Wareham	MA	02538
3645	1605 - 7th Street North	Clanton	AL	35045
3662	137 E. Illinois Street	Spearfish	SD	57783
3685	1946 Bypass Rd.	Winchester	KY	40391
3706	410 Pinola Drive SE	Magee	MS	39111
3707	717 West Park Ave	Greenwood	MS	38930
3715	740 N. Main Street	Fuquay-Varina	NC	27526
3724	1544 N. Temple	Fayette	AL	35555
3754	756 Century Ave SW	Hutchinson	MN	55350
3780	1654 7th Street	Las Vegas	NM	87701
3786	Ferram Plaza	Aguadilla	PR	00603
3795	1406 Huntsville Highway	Fayetteville	TN	37334

Store Number	Address	Town	State	Zip
3796	2919 W. Pine	Arkadelphia	AR	71923
3831	915 13th Street SW	Spencer	IA	51301
3881	703 W. Main St.	Olney	IL	62450
6846	1317 Armory Drive	Franklin	VA	23851
6987	1926 Hwy 64 North	Guymon	OK	73942
7176	700 Tennessee Blvd.	Dalhart	TX	79022
3723	1606 N. Locust Ave	Lawrenceburg	TN	38464
7220	803 Martin St S	Pell City	AL	35128
7467	1444 N. Broad Street	Tazewell	TN	37879
7550	1800 Pipestone Rd	Benton Harbor	MI	49022
7700	580 W Hwy 32	Stockton	MO	65785
7721	99 Hwy 37 S	Cassville	MO	65625
7732	3115 HWY 28 EAST	Pineville	LA	71360
7765	El Trigal Plaza Shopping Center	Manati	PR	00674
3907	1106 Highway 16 South	Graham	TX	76450
3912	685 E. State Street	Georgetown	OH	45121

Store Number	Address	Town	State	Zip
3927	1710 W. Main St.	Gun Barrel City	TX	75147
3998	827 S. Main St.	Yreka	CA	96067
9278	Carr. PR-3 Int PR 956 KM 24.5	Rio Grande	PR	00745
9591	417 S. First St.	Lamesa	TX	79331
9976	Carretera #3 km 82.5	Humacao	PR	00791
1811	2720 State Highway 121	Euless	TX	76039
1856	5864 N. Tarrant Pkwy	Ft. Worth	TX	76137
1858	12770 South Freeway Suite 176	Burleson	TX	76028
7567	145 W. FM 1382	Cedar Hill	TX	75104
7686	6186 Retail Rd.	Dallas	TX	75231
1741	9544 Manchester Rd.	Rock Hill	MO	63119
1803	14173 Manchester Road Suite	Manchester (Town & Country)	MO	63011
2930	1890 Wentzville Pkwy	Wentzville	MO	63385
5171	455 N Hwy 67	Florissant	MO	63031
5331	2947 Highway K	O’Fallon	MO	63366
5392	40 Dillon Plaza	High Ridge	MO	63049

Store Number	Address	Town	State	Zip
5900	3160 Telegraph Road	St. Louis	MO	63125
1821	1294 Town Centre Dr.	Eagan	MN	55123
1926	9721 E. Independence Blvd.	Matthews	NC	28105
1931	8300 Tamarack Village	Woodbury	MN	55125
1940	11669 Fountain Dr.	Maple Grove	MN	55369
2192	701 Apollo Drive, Suite 130	Lino Lakes	MN	55014
2202	4530-A 40th Street NW	Washington (Tenleytown)	DC	20016
2426	2980 Prince William Parkway	Woodbridge	VA	22192
2634	9821 Northlake Center Parkway	Charlotte (Northlake)	NC	28216
2713	10035 Biddick Ln., Suite 100	Huntersville	NC	28078
5091	2000 Cooper Foster Park	Lorain	OH	44053
5120	5308 Detroit Road	Elyria	OH	44035
5130	2300 Troy Road	Edwardsville	IL	62025
5184	13348 Franklin Farm Road	Herndon	VA	20171
5210	949 E. Aurora	Macedonia	OH	44056
5320	501 #20 Beltline Road Suite P	Collinsville	IL	62234

Store Number	Address	Town	State	Zip
5341	8459 Washington Street	Bainbridge	OH	44023
5354	1180 N. Court Street	Medina	OH	44256
5371	653 Carlyle Ave. Suite C	Belleville	IL	62221
5411	3737 W Market St - Unit A	Fairlawn	OH	44333
5474	4706 Route 8	Allison Park	PA	15101
5774	6365 Multiplex Drive	Centreville	VA	20121
5810	6009 Mahoning Avenue	Youngstown	OH	44515
5871	7490 Broadview Road	Parma	OH	44134
5022	23200 Lorain Road	North Olmsted	OH	44070
5081	843 30th Street NW	Canton	OH	44709
9296	300 Bonner Mall Way, Suite 102-105	Ponderay	ID	83852
2024	2370 South Range Ave	Denham Springs	LA	70726
5274	#2 Fairhaven Commons Way	Fairhaven	MA	02719
5353	310 Pond Street (Rt. 126)	Ashland	MA	01721
5103	95 Drum Hill Road	Chelmsford	MA	01824
9286	2115A Commonwealth Ave.	Alhambra	CA	91803

Store Number	Address	Town	State	Zip
9295	30485 Avenida de Las Flores	Rancho Santa Margarita	CA	92688
1848	3951 Costco Drive	Tucson	AZ	85741
1829	13277 W. McDowell Rd.	Goodyear	AZ	85338
4778	8684 E. Raintree Dr.	Scottsdale	AZ	85260
7537	401 East Bell Rd.	Phoenix	AZ	85022
3008	2100 S. Gilbert Rd.	Chandler	AZ	85286
1808	1150 N. Fry Rd.	Houston (Katy)	TX	77084
1809	14215 FM 2920	Tomball	TX	77377
1857	2805 Gulf Freeway South	League City	TX	77573
1859	15242 Wallisville Rd.	Houston (Wallisville)	TX	77049
1938	10904 Memorial Hermann Dr.	Pearland	TX	77584
1965	5932 Fairmont Parkway	Pasadena	TX	77505
5246	649 S. Mason Rd.	Katy	TX	77450
7178	15850 Southwest Freeway	Sugar Land	TX	77478
7379	25704 Northwest Freeway	Cypress	TX	77429
7391	1302 West Davis Street	Conroe	TX	77304

Store Number	Address	Town	State	Zip
7389	7011 FM 1960 East	Humble	TX	77346
1819	5601 Liberty Grove Road	Rowlett	TX	75089
1928	1405 Hwy 287 North, Suite 107	Mansfield	TX	76063
1936	5810 Long Prairie Rd.	Flower Mound	TX	75028
1937	1925 Central Expressway Bldg. G	McKinney	TX	75070
5086	11293 Fuqua Rd.	Houston	TX	77089
5247	4550 Highway 6 South	Sugarland	TX	77479
5067	6793 Spencer Highway	Pasadena	TX	77505
2004	2001 Widewaters Parkway	Knightdale	NC	27545
5195	9425 Jones Road	Houston	TX	77065
5196	4690 Louetta	Spring	TX	77388
5457	8475 Highway 6 North	Houston	TX	77095
5736	4775 W. Panther Crk Dr Ste 270	Woodlands	TX	77381
9666	511 Rt. 70 East #300	Brick	NJ	08723
5134	235 Ridgedale	Cedar Knolls	NJ	07927
9668	780 Rt. 3 West	Clifton	NJ	07012

Store Number	Address	Town	State	Zip
5604	305 Second Ave. - Suite 201	Collegeville	PA	19426
5083	3762 Easton-Nazareth Hwy.	Easton	PA	18045
5033	540 Oxford Valley Road	Fairless Hills	PA	19030
5243	616 N. Delsea Dr. (RT 47)	Glassboro	NJ	08028
5804	1926 Union Valley Road	Hewitt	NJ	07421
5874	4010 Rt. 9 South	Howell	NJ	07731
5293	2170 County Line Road	Huntingdon Valley	PA	19006
5213	817 E. Baltimore Pike	Kennett Square	PA	19348
5902	80 Godwin Avenue	Midland Park	NJ	07432
5843	400 College Square	Newark	DE	19713
5124	13 Hampton House / Rt. 206N	Newton	NJ	07860
5223	2811 Dekalb Pike	Norristown	PA	19401
5980	700 Nutt Road, Ste 500	Phoenixville	PA	19460
5123	70 Northwest End Blvd.	Quakertown	PA	18951
5473	551-556 Raritan Road	Roselle	NJ	07203
4661	4910 Hadley Center Drive	S. Plainfield	NJ	07080

Store Number	Address	Town	State	Zip
5164	7150 Hamilton Blvd. Box 808	Trexlertown	PA	18087
7172	5851 NJ Rte 42 South	Turnersville	NJ	08012
5284	1661 Easton Road C-1	Warrington	PA	18976
2235	6169 S. Jog Rd. Suite 8A-10A	Lake Worth	FL	33467
2785	13550 SW 120th Street, Bay 418	Miami (Kendall)	FL	33186
4256	6605 S. Dixie Highway	Miami (Dadeland)	FL	33143
7557	4376 North State Road 7	Coral Springs	FL	33067
7565	7910 W. Commercial Blvd.	Lauderhill	FL	33351
9522	2931 West Shore Drive	Holland	MI	49424
5472	3 N. Randall Road	Batavia	IL	60510
2559	9269 S. Village Shop Drive	Sandy	UT	84094

Schedule 1.1(b)

OUTLET STORES LOCATIONS

Store Number	Address	City	State	Zip
7920	1265 Town Square Drive.	Ft. Worth	TX	76116
9951	3610 Peck Dr.	El Monte	CA	36071
4650	18355 LBJ Freeway unit 55	Mesquite	TX	75150
9405	12080 Carmel Mountain	Carmel Mountain	CA	92128
4526	4560 Forest Hill Blvd	West Palm Beach	FL	33415
9603	8284 Troy Pike	Huber Heights	OH	45424
9785	8247 W Golf rd	Niles	Il	60174
9411	11687 Westheimer Rd	West Houston	TX	77077
9796	109 N Greenville Ave	Allen	TX	75002
9756	16040 S. Harlem Ave	Tinley Park	IL	60477
9696	1701 US Hwy 22	Plainfield	NJ	07060
7704	8345 W. Belmont	River Grove	IL	60170
9284	13435 Hwy, 183 N	Austin	TX	78750
9764	200 W Bellview	Englewood	CO	80110
9870	2235 S. Eastwood Drive	Woodstock	IL	60098
9986	14453 Hall Rd	Shelby Township	MI	48315
4790	6169 US Route 6	Portage	IN	46368
7237	7055 East broadway	Tucson	AZ	85710
9671	3700 William Penn Highway	Monroeville	PA	15146
7818	19750 North Freeway (HI-45N)	Spring	TX	77373
9670	540 S. Hwy 59	Naperville	IL	60540
5060	2885 Gender Rd	Reynoldsburg	OH	43068
9114	2700 Dekalb Pike	Norristown	PA	19401
9282	11000 Veirs Mills Road	Silver Spring	MD	20902
7359	2505-B Vista Way 1	Oceanside	CA	92054
9983	6101 N Military Highway	Norfolk	VA	23518
9974	545 Concord Pkwy	Concord	NC	28027
7661	6801 Dixie Highway	Louisville	KY	40258
9111	Discover Mills 5900 Sugarloaf Parkway	Lawrenceville	GA.	30043
9112	8540 Maurer	Lenexa	KS	66219
7911	29222 Carronada Dr	Perrysburg	OH	43551
7089	12025 N 32nd St	Phoenix	AZ	85028
7611	51 Spiral dr	Florence	KY	41042

Store Number	Address	City	State	Zip
7592	6020 Sawmill Road Suite 300	Dublin	OH	43017
9888	10176 SE 82nd AVE	Clackamas	OR	97086
9849	10405 S. Eastern AVE	Henderson	NV	89074
9944	8200 Belair RD	Baltimore	MD	21236
9850	2101 Telegraph	Bloomfield	MI	48302
9892	1302 Bridford PKWY	Greensboro	NC	27407
9876	4300 Fayetteville RD	Raleigh	NC	27603
7601	10200 Colerain Ave. Ste 11	Cincinatti	OH	45251
7631	401 SOUTHWEST PLZ STE 105	Arlington	TX	76016
7659	19800 HAWTHORNE BLVD #280	Torrence	CA	90503
7349	857 North Val Vista Drive	Gilbert	AZ	85234
7612	1140 ROSWELL ROAD SE	Marietta	GA	30062
5264	5450 Highway 153	Hixson	TN	37343
7546	898 N. Miami Beach Blvd	North Miami Beach	FL	33162
7633	190 Frontage Road	West Haven	CT	06516
7438	2335 East Imperial Highway	Brea	CA	92821
9497	680 West Winton Avenue	Hayward	CA	94545
7541	7647 W 88th Ave	Westminster	CO	80005
7450	26662 Brookpark Extension	North Olmsted	OH	44070
7440	35101 Euclid Ave	Willoughby	OH	44094
9486	350 Glendale Ave.	Sparks	NV	89431
7529	366 E. 1300 South	Orem	UT	84058
7564	9571 South Blvd	Charlotte	NC	28273
9897	820 Rector Drive East, Suite 120	San Antonio	TX	78209
7533	1117 Woodruff Rd, Suite K.	Greenville	SC	29607
7556	1915 Mount Zion Rd	Morrow	GA	30260
6052	8245B North Florida Road	Tampa	FL	33604
9229	1200 Blumenfeld Dr, Suite C	Sacramento	CA	95815
7586	7910 S.W. 104th St.	Miami	FL	33156
5282	728 South Orange	West Covina	CA	91790
5298	2280 Griffin Way	Corona East	CA	92879
7652	2700 Winter Street NE	Minneapolis	MN	55413
7457	3555-2 St. John’s Bluff Road	Jacksonville	FL	32224
7538	15711 1/2 Aurora Ave. North	Shoreline	WA	98133
7593	2005 South Military Hwy	Chesapeake	VA	23320
7588	393 East Main St	Hendersonville	TN	37075
7590	7333 W. 79th Street	Bridgeview	IL	60455
5342	1561 Almonesson Rd	Deptford	NJ	08096

2

Store Number	Address	City	State	Zip
7507	5799 Rome-Taberg Rd	Rome	NY	13440
7562	6045 S. Packard Ave.	Cudahy	WI	53110
7424	2209 North Hampton Street	Holyoke	MA	01040
5397	4500 NE 122nd Ave.	Portland	OR	97230
7561	9860 Telegraph Road	Taylor	MI	48180
5361	495 Prospect Ave #11	West Orange	NJ	07052
5365	2661A S Woodland Blvd	Deland	FL	32704
4583	3203 N Mayfair RD	Wauwatosa	WI	53222
4585	1000-2 Montauk Hwy	West Babylom	NY	11704
5207	1750 Richmond Rd	McHenry	IL	60050
4595	Carr. 176 K.M. 0.3	Cupey Bajo	PR	00926
4598	5000 Arizona Mills Circle, Suite 625	Tempe	AZ	85282
4696	5555 St. Louis Mills Blvd., Suite 283	Hazelwood	MO	63042
4697	870 Great Mall Drive	Milpitas	CA	95035
4599	2700 Potomac Mills Circle, Suite #707	Prince William	VA	22192
4481	8090 NW 77th Court	Medley	FL	33166
4486	3000 Grapevine Mills Parkway, Suite #117	Grapevine	TX	76051
4611	141 85th Avenue NW	Coon Rapids	MN	55433
4620	3467 Cleveland Ave.	Columbus	OH	43224
4482	822 Summit Ave.	Elgin	IL	60120
4617	1215 Marsh Lane, Suite #180	Carrollton	TX	75006
4619	639 Gravois Bluff Blvd., Suite A	Fenton	MO	63026
4621	1357 Franklin Mills Circle	Philadelphia	PA	19154
4618	10347 Folsom Blvd.	Rancho Cordova	CA	95670
4330	1910 York Road	Timonium	MD	21093
4606	7415 South Cass Avenue	Darien	IL	60561
4328	960 Sherman St.	San Diego	CA	92110
4324	65 Holmes Rd.	Newington	CT	06111
4044	500 Eagle Run Rd.	Newark	DE	19702
4049	500 W. Warner Ave.	Santa Ana	CA	92707
4185	5251 110th Ave. N., #120	Clearwater	FL	33760
4119	5401 6th Ave. Suite 515	Tacoma	WA	98406
4113	Shrewsbury Vlg Shpng Ctr. 1000 Boston Trnpk	Shrewsbury	MA	1545
4335	4600 Park St. North	St.Petersburg	FL	33709
4100	Spdwy Spr Ctr., 6022 W. Crawfordsville Rd.	Speedway	IN	46224
4205	Riverplace Shop Ctr, 11111 San Jose Blvd. Suite 1	Jacksonville	FL	32223
4333	1051 Washington Pike	Bridgeville	PA	15017

3

Store Number	Address	City	State	Zip
4099	492 N. Main St.	Corona	CA	92880
4823	133 Mariano S. Bishop Blvd.	Fall River	MA	02721
4601	322 S. Burnt Mill Rd.	Voorhees	NJ	08043
4958	2401 S. Vineyard Ave.	Ontario	CA	91761
4121	27 51st St.	Pittsburgh	PA	15201
4158	1936 W. 140th Ave.	San Leandro	CA	94577
4994	4100 Tomlynn St. - Suite “A”	Richmond	VA	23230
5230	12001 Sears Ave.	Livonia	MI	48150
4071	701 Osage St.	Denver	CO	80204
4356	642 Thompson Ln.	Nashville	TN	37204
4248	98-600 Kamehameha Hwy.	Pearl City	HI	96782
4345	3825 Forsyth Rd.	Winter Park	FL	32792
5640	2065 N. George St.	Melrose Park	IL	60160
4275	2301-A Mt. Industrial Blvd.	Tucker	GA	30084
4057	5901 Griggs Rd.	Houston	TX	77023
4001	3630 Front St.	Kansas City	MO	64120
1902	5000 Alpha Rd	Farmers Branch	TX	75244
1900	8585 S. Yosemite St.	Lone Tree	CO	80124
1910	44075 W 12 Mile Rd	Novi	MI	48377
1903	14453 Hall Rd	Sterling Heights (Shelby)	MI	48315

4

Schedule 1.1(c)

PR DEALER LOCATIONS

Unit Number	Address
2707	Carretera No. 2 Barrio Candelaria KM 18.3, Toa Baja, PR 00949
3224	Carretera No. 2 Km 110.3, Isabela, PR 00662
3299	Road 111 km. 15.6, Bo Hato Arriba, San Sebastian, PR 00685
3714	KM 2.8 Bo Quebradillas, RD # 152, Barranquitas, PR 00794
6546	Ferram Plaza, RD#2 KM125.1, Int RD#459, Aguadilla, PR 00603
7735	Carr. 167 Esq. 199, Rexville Town Center, Space 048, Bayamon, PR 00956
7765	El Trigal Plaza Shopping Center, Road #2 Int. Road 149, Manati, PR 00674
9278	Carr. PR-3 Int PR 956 KM 24.5, Barrio Guzman Abajo, Rio Grande, PR 00745
9741	Local #10 Quatro Calles Shop CTR 200Carretera 116 STE, Yauco, PR 00698
9747	1000 Jesus T. Pinero Ave., Space #5, Cayey, PR 00736
9976	475 Carr #3 Suite 6, Humacao, PR 00791

Schedule 1.1(d)

PR OUTLET LOCATIONS

Unit Number	Address
4595	Carr. 176 K.M. 0.3, PR 00926

2

Schedule 1.1(e)

CERTAIN REAL ESTATE LOCATIONS

(i) Hometown Stores

Current “S” numbers and “D” numbers are identical	CITY	STATE	Tenant Entity under Lease	Lease/Own/GL	Manner of Transfer - A, S, NL, D/O
S7363 (prior D7220)	Pell City	AL	KMART CORP.	Dealer Inside Leased Kmart # 4769	N/A

S1829	Goodyear	AZ	SAHS	Leased	N/A

S7537	Phoenix	AZ	SAHS	Leased	N/A

S9080 (prior D3008)	Chandler	AZ	SAHS	Leased	N/A

S5889 (prior D3499)	Freedom	CA	KMART CORP.	Dealer Inside G/L Kmart # 3725	N/A

S4718	Chino	CA	SAHS	Leased	N/A

S9295	Rancho Santa Margarita	CA	SAHS	Leased	N/A

S9286	Alhambra	CA	SAHS	Leased	N/A

S5312	Colorado Spgs	CO	KMART	Dealer Inside Leased Kmart # 7572	N/A

S7497	Superior	CO	SAHS	Leased	N/A

3

Current “S” numbers and “D” numbers are identical	CITY	STATE	Tenant Entity under Lease	Lease/Own/GL	Manner of Transfer - A, S, NL, D/O
S1444	Norwalk	CT	SAHS	Leased	N/A

S7703	Stamford	CT	SAHS	Leased	N/A

S2202	Washington (Tenleytown)	DC	SRC	Leased	SUBLEASE

S6581 (prior D3815)	Inverness	FL	KMART CORP.	Dealer Inside Leased Kmart # 9793	N/A

S5321	Zephyrhills	FL	KMART CORP.	Dealer Inside Leased Kmart # 3761	N/A

S2566	Largo	FL	SAHS	Leased	N/A

S2925	Tampa (Carrollwood)	FL	SAHS	Leased	N/A

S2235	Lake Worth	FL	SAHS	Leased	N/A

S7565	Lauderhill	FL	SAHS	Leased	N/A

S7557	Coral Springs	FL	SAHS	Leased	N/A

S2785	Miami	FL	SAHS	Leased	N/A

S9073 (prior D3005)	Snellville	GA	SAHS	Leased	N/A

4

Current “S” numbers and “D” numbers are identical	CITY	STATE	Tenant Entity under Lease	Lease/Own/GL	Manner of Transfer - A, S, NL, D/O
S9242 (prior D3034)	Conyers	GA	SAHS	Leased	N/A

S9472 (prior D3096)	Lawrenceville	GA	SAHS	Leased	N/A

S9077 (prior D3015)	Cumming (Suwanee)	GA	SAHS	Leased	N/A

S9227 (prior D3004)	Cumming	GA	SAHS	Leased	N/A

S9504 (prior D3116)	McDonough	GA	SAHS	Leased	N/A

S7569	Hiram	GA	SAHS	Leased	N/A

S1816	Lilburn	GA	SAHS	Leased	N/A

S5498 (prior D3085)	Dekalb	IL	SAHS	Leased	N/A

S3099	Macomb	IL	N/A	Dealer Inside Owned Kmart # 4781	N/A

S7860	South Elgin	IL	SAHS	Leased	N/A

S1861	North Aurora	IL	SAHS	Leased	N/A

S1860	Oswego	IL	SAHS	Leased	N/A

5

Current “S” numbers and “D” numbers are identical	CITY	STATE	Tenant Entity under Lease	Lease/Own/GL	Manner of Transfer - A, S, NL, D/O
S7674	St Charles	IL	SAHS	Leased	N/A

S5303	Leavenworth	KS	N/A	Dealer Inside Owned Kmart # 9647	N/A

S2194	Laurel	MD	SAHS	Leased	N/A

S4702 (prior D3232)	Manistee	MI	N/A	Dealer Inside Owned Kmart # 4845	N/A

S1931	Woodbury	MN	SAHS	Leased	N/A

S1940	Maple Grove	MN	SAHS	Leased	N/A

S1821	Eagan	MN	SAHS	Leased	N/A

S2192	Lino Lakes	MN	SAHS	Leased	N/A

S6908	Crystal City	MO	SAHS	Dealer Inside Leased Kmart # 9353	N/A

6

Current “S” numbers and “D” numbers are identical	CITY	STATE	Tenant Entity under Lease	Lease/Own/GL	Manner of Transfer - A, S, NL, D/O
S1801	Arnold	MO	SRC	Leased	SUBLEASE

S1806	St Charles	MO	SAHS	Leased	N/A

S1803	Manchester	MO	SAHS	Leased	N/A

S2930	Wentzville	MO	SAHS	Leased	N/A

S1741	Rock Hill	MO	SAHS	Leased	N/A

S2634	Charlotte (Northlake)	NC	SAHS	Leased	N/A

S2713	Huntersville	NC	SAHS	Leased	N/A

S2004	Knightdale - Sears lease EXPIRED	NC	Mecklenburg Wireless LLC*	Leased	N/A

S5455 (prior D3033)	Claremont	NH	KMART CORP.	Dealer Inside Leased Kmart # 3569	N/A

7

Current “S” numbers and “D” numbers are identical	CITY	STATE	Tenant Entity under Lease	Lease/Own/GL	Manner of Transfer - A, S, NL, D/O
S9668	Clifton	NJ	SAHS	Leased	N/A

S4661	S Plainfield	NJ	SAHS	Leased	N/A

S9666	Brick	NJ	SAHS	Leased	N/A

S7172	Turnesville	NJ	SAHS	Leased	N/A

S1483	Mt Kisco	NY	SAHS	Leased	N/A

S1928	Mansfield	TX	SAHS	Leased	N/A

S1936	Flower Mound	TX	SAHS	Leased	N/A

S1937	McKinney	TX	SAHS	Leased	N/A

S1819	Rowlett	TX	SAHS	Leased	N/A

S7391	Conroe	TX	SAHS	Leased	N/A

S7379	Cypress	TX	SAHS	Leased	N/A

S7403 (prior D7389)	Humble	TX	SAHS	Leased	N/A

8

Current “S” numbers and “D” numbers are identical	CITY	STATE	Tenant Entity under Lease	Lease/Own/GL	Manner of Transfer - A, S, NL, D/O
S1859	Houston (Wallisville Rd)	TX	SAHS	Leased	N/A

S1938	Pearland	TX	SAHS	Leased	N/A

S1858	Burleson	TX	SAHS	Leased	N/A

S1808	Houston (Katy Hwy)	TX	SAHS	Leased	N/A

S1965	Pasadena	TX	SAHS	Leased	N/A

S1857	League City	TX	SAHS	Leased	N/A

S1811	Euless	TX	SAHS	Leased	N/A

S1809	Tomball	TX	SAHS	Leased	N/A

S7567	Cedar Hill	TX	SAHS	Leased	N/A

S1856	Ft. Worth	TX	SAHS	Leased	N/A

S7178	Sugar Land	TX	SAHS	Leased	N/A

S2426	Woodbridge	VA	SAHS	Leased	N/A

9

Current “S” numbers and “D” numbers are identical	CITY	STATE	Tenant Entity under Lease	Lease/Own/GL	Manner of Transfer - A, S, NL, D/O
S7693	Stafford	VA	SAHS	Leased	N/A

S6856	Plymouth	WI	KMART CORP.	Dealer Inside Leased Kmart # 3831	N/A

S9291	Delafield	WI	SAHS	Leased	N/A

S9292	Mequon	WI	SAHS	Leased	N/A

10

(ii) Outlet Stores

City	State	Own/Lease/ Embedded	Type of Unit	Ownership of Embedded Unit	Tenant Entity under the Lease	Manner of Transfer
Holyoke	MA	Embedded	Kmart	Owned	N/A	LEASE

Cudahy	WI	Embedded	Kmart	Owned	N/A	LEASE

Shoreline	WA	Embedded	FLS	Owned	N/A	LEASE

Henderson	NV	Embedded	Kmart	Owned	N/A	LEASE

Raleigh	NC	Embedded	Kmart	Owned	N/A	LEASE

Greensboro	NC	Embedded	Kmart	Owned	N/A	LEASE

Concord	NC	Embedded	Kmart	Owned	N/A	LEASE

Norfolk	VA	Embedded	Kmart	Owned	N/A	LEASE

St. Petersburg	FL	Embedded	PRS	Owned	N/A	LEASE

Jacksonville	FL	Embedded	PRS	Owned	N/A	LEASE

Nashville	TN	Embedded	PRS	Owned	N/A	LEASE

11

City	State	Own/Lease/ Embedded	Type of Unit	Ownership of Embedded Unit	Tenant Entity under the Lease	Manner of Transfer
Sparks	NV	Embedded	PRS	Owned	N/A	LEASE

San Juan	PR	Embedded	RRC	Owned	N/A	LEASE

San Diego	CA	Embedded	SLS	Owned	N/A	LEASE

Santa Ana	CA	Embedded	SLS	Owned	N/A	LEASE

Newington	CT	Embedded	SLS	Owned	N/A	FEE TRANSFER

Winter Park	FL	Embedded	SLS	Owned	N/A	LEASE

Pittsburgh	PA	Embedded	SLS	Owned	N/A	LEASE

Richmond	VA	Embedded	SLS	Owned	N/A	LEASE

Melrose Park	IL	Embedded	SLS	Owned	N/A	LEASE

West Haven	CT	Embedded	SLS	Owned	N/A	FEE TRANSFER

Minneapolis	MN	Embedded	SLS	Owned	N/A	LEASE

12

City	State	Own/Lease/ Embedded	Type of Unit	Ownership of Embedded Unit	Tenant Entity under the Lease	Manner of Transfer
Houston	TX	Embedded	SLS	Owned	N/A	LEASE

Denver	CO	Embedded	SLS	Owned	N/A	LEASE

Pearl City	HI	Embedded	SLS	Owned	N/A	LEASE

Tucker	GA	Embedded	SLS	Owned	N/A	LEASE

Newark	DE	Embedded	SLS	Owned	N/A	LEASE

Phoenix	AZ	Embedded	UUP	Owned	N/A	LEASE

San Leandro	CA	Embedded	UUP	Owned	N/A	FEE TRANSFER

Woodstock	IL	Embedded	UUP	Owned	N/A	FEE TRANSFER

Hayward	CA	Embedded	UUP	Owned	N/A	LEASE

Wauwatosa	WI	Embedded	Kmart	Leased	KMART CORP.; licensed to S.O.S.	SUBLEASE

West Covina	CA	Embedded	Kmart	Leased	KMART CORP.; licensed to S.O.S.	SUBLEASE

13

City	State	Own/Lease/ Embedded	Type of Unit	Ownership of Embedded Unit	Tenant Entity under the Lease	Manner of Transfer
Portland	OR	Embedded	Kmart	Leased	KMART CORP.; licensed to S.O.S.	SUBLEASE

Tampa	FL	Embedded	Kmart	Leased	KMART CORP.; licensed to S.O.S.	SUBLEASE

Bridgeview	IL	Embedded	Kmart	Leased	Kmart Stores of Illinois, LLC; licensed to S.O.S.	SUBLEASE

Chesapeake	VA	Embedded	Kmart	Leased	KMART CORP.	SUBLEASE

N Miami Beach	FL	Embedded	Kmart	Leased	KMART CORP.; licensed to S.O.S.	SUBLEASE

Miami	FL	Embedded	Kmart	Leased	S.O.S., license agreement	SUBLEASE

Bloomfield Hills	MI	Embedded	Kmart	Leased	KMART CORP.; assigned to Kmart of Michigan, Inc. , short form assignment	N/A

Sacramento	CA	Embedded	RRC	Leased	SRC; licensed to S.O.S. (document not in Live Link - See 9/7/08 assignment)	SUBLEASE

Kansas City	MO	Embedded	SLS	Leased	S.O.S., license agreement	SUBLEASE

Livonia	MI	Embedded	SLS	Leased	SRC; licensed to S.O.S.	FEE TRANSFER

Hendersonville	TN	Embedded	UUP	Leased	SRC; licensed to S.O.S.	SUBLEASE

14

City	State	Own/Lease/ Embedded	Type of Unit	Ownership of Embedded Unit	Tenant Entity under the Lease	Manner of Transfer
Marietta	GA	Embedded	UUP	Leased	KMART CORP.	SUBLEASE

Perrysburg	OH	Embedded	UUP	Leased	KMART CORP.	SUBLEASE

Lenexa	KS	Embedded	UUP	Leased	KMART CORP.	SUBLEASE

Norristown	PA	Embedded	UUP	Leased	KMART CORP.;	SUBLEASE

Brea	CA	Embedded	UUP	Leased	SRC; licensed to S.O.S.	SUBLEASE

Torrance	CA	Embedded	UUP	Leased	SRC	SUBLEASE

Baltimore	MD	Embedded	UUP	Leased	SRC	SUBLEASE

Deptford	NJ	Leased	SEARS	LEASED	SRC	SUBLEASE

West Babylon	NY	Embedded	Kmart	GL	N/A	SUBLEASE

Portage	IN	Embedded	Hdw	GL	SRC	N/A - LOCATION IS CONTROLLED BY HARDWARE

Tucson	AZ	Embedded	Kmart	GL	KMART CORP.	SUBLEASE

Engelwood	CO	Embedded	Kmart	GL	KMART CORP.	SUBLEASE

15

City	State	Own/Lease/ Embedded	Type of Unit	Ownership of Embedded Unit	Tenant Entity under the Lease	Manner of Transfer
Corona	CA	Leased	—	—	S.O.S., license agreement	SUBLEASE

Tacoma	WA	Leased	—	—	SRC	SUBLEASE

Clearwater	FL	Leased	—	—	S.O.S., short form assignment	N/A

Bridgeville	PA	Leased	—	—	S.O.S., short form assignment	N/A

Grapevine	TX	Leased	—	—	S.O.S., short form assignment	N/A

Tempe	AZ	Leased	—	—	S.O.S., short form assignment	N/A

Prince William	VA	Leased	—	—	S.O.S., short form assignment	N/A

Voorhees	NJ	Leased	—	—	SRC	SUBLEASE

Darien	IL	Leased	—	—	S.O.S., short form assignment	N/A

Coon Rapids	MN	Leased	—	—	SRC, assigned to S.O.S., short form assignment	N/A

Carrollton	TX	Leased	—	—	S.O.S., short form assignment	N/A

16

City	State	Own/Lease/ Embedded	Type of Unit	Ownership of Embedded Unit	Tenant Entity under the Lease	Manner of Transfer
Rancho Cordova	CA	Leased	—	—	SRC	SUBLEASE

Fenton	MO	Leased	—	—	S.O.S., short form assignment	N/A

Columbus	OH	Leased	—	—	SRC; assigned to S.O.S. , short form not used	N/A

Franklin Mills	PA	Leased	—	—	S.O.S., short form assignment	N/A

Hazelwood	MO	Leased	—	—	S.O.S., short form assignment	N/A

Milpitas	CA	Leased	—	—	S.O.S., short form assignment	N/A

Fall River	MA	Leased	—	—	SRC; assigned to S.O.S. , short form assignment	N/A

Ontario	CA	Leased	—	—	S.O.S., short form assignment	N/A

Reynoldsburg	OH	Leased	—	—	S.O.S., lease	N/A

McHenry	IL	Leased	—	—	SRC	SUBLEASE

Hixson	TN	Leased	—	—	S.O.S., short form assignment	N/A

17

City	State	Own/Lease/ Embedded	Type of Unit	Ownership of Embedded Unit	Tenant Entity under the Lease	Manner of Transfer
Corona	CA	Leased	—	—	S.O.S., license agreement	SUBLEASE

West Orange	NJ	Leased	—	—	S.O.S., short form assignment	N/A

Deland	FL	Leased	—	—	S.O.S., short form assignment	N/A

Gilbert	AZ	Leased	—	—	S.O.S., lease	N/A

Oceanside	CA	Leased	—	—	S.O.S., lease	N/A

Willoughby	OH	Leased	—	—	S.O.S., short form assignment	N/A

North Olmsted	OH	Leased (Subleased)	—	—	SRC	SUBLEASE

Rome	NY	Leased	—	—	S.O.S., short form assignment	N/A

Orem	UT	Leased	—	—	SRC	SUBLEASE

Greenville	SC	Leased	—	—	SRC; assigned to S.O.S. , short form assignment	N/A

Westminster	CO	Leased	—	—	S.O.S., lease	N/A

Morrow	GA	Leased	—	—	S.O.S., short form assignment	N/A

Taylor	MI	Leased	—	—	SRC; assigned to S.O.S. , short form assignment	N/A

18

City	State	Own/Lease/ Embedded	Type of Unit	Ownership of Embedded Unit	Tenant Entity under the Lease	Manner of Transfer
Charlotte	NC	Leased	—	—	S.O.S., short form assignment	N/A

Dublin	OH	Leased	—	—	S.O.S., lease	N/A

Cincinnati	OH	Leased	—	—	S.O.S., lease	N/A

Florence	KY	Leased	—	—	S.O.S., lease	N/A

Arlington	TX	Leased	—	—	S.O.S., lease	N/A

Louisville	KY	Leased	—	—	S.O.S., lease	N/A

River Grove	IL	Leased	—	—	S.O.S., lease	N/A

Spring	TX	Leased	—	—	S.O.S., lease	N/A

Speedway	IN	Leased	—	—	SRC	SUBLEASE

Shrewsbury	MA	Leased	—	—	S.O.S., short form assignment	N/A

Jacksonville	FL	Leased	—	—	S.O.S., short form assignment	N/A

19

City	State	Own/Lease/ Embedded	Type of Unit	Ownership of Embedded Unit	Tenant Entity under the Lease	Manner of Transfer
Timonium	MD	Leased	—	—	S.O.S., short form assignment	N/A

Miami	FL	Leased	—	—	S.O.S., short form assignment	N/A

Elgin	IL	Leased	—	—	SRC	SUBLEASE

Lawrenceville	GA	Leased	—	—	S.O.S., short form assignment	N/A

Wheaton	MD	Leased	—	—	S.O.S., sublease	N/A

Naperville	IL	Leased	—	—	S.O.S., lease	N/A

Plainfield	NJ	Leased	—	—	S.O.S., sublease	N/A

Clackamas	OR	Leased	—	—	SRC; assigned to Homelife Corporation, short form not used	SUBLEASE

San Antonio	TX	Leased	—	—	SRC	SUBLEASE

Austin	TX	Leased	—	—	S.O.S., sublease	N/A

Monroeville	PA	Leased	—	—	S.O.S., lease	N/A

20

City	State	Own/Lease/ Embedded	Type of Unit	Ownership of Embedded Unit	Tenant Entity under the Lease	Manner of Transfer
Tinley Park	IL	Leased	—	—	S.O.S., lease	N/A

Carmel Mountain	CA	Leased			Kmart	Sublease to Outlet at no rent but w/ 6 month termination right

El Monte	CA	Leased			Kmart	Sublease to Outlet at no rent but w/ 6 month termination right

Sterling Hts/Shelby Township	MI	Embedded	UUP	GL	SRC	1 YEAR LICENSE AGREEMENT

Novi	MI	Leased				1 YEAR LICENSE AGREEMENT

Lone Tree	CO	Leased				1 YEAR LICENSE AGREEMENT

Farmers Branch	TX	Leased				1 YEAR LICENSE AGREEMENT

21

(iii) Hardware Stores

Unit	CITY	ST	SHC Format	Owned / Leased	Tenant Entity under the Lease	Manner of Transfer - A, S, NL, D/O
S5044	Vernon	CT	Hardware	LEASED	SRC	closing 8/19/12; lease exp 11/5/12 SUBLEASE

S5154	Wallingford	CT	Hardware	LEASED	SRC	SUBLEASE

S5484	Shelton	CT	Hardware	LEASED	SRC	SUBLEASE

S5814	Bristol	CT	Hardware	LEASED	SRC	SUBLEASE

S5843	Newark	DE	Franchise	LEASED	SRC	SUBLEASE

S5472	Batavia/Windmill lakes	IL	Franchise	LEASED	SRC	SUBLEASE

S5130	Edwardsville	IL	Franchise	LEASED	SRC	SUBLEASE

S5320	Collinsville	IL	Franchise	LEASED	SRC	SUBLEASE

S5371	Belleville	IL	Franchise	LEASED	SRC	SUBLEASE

S5351	Orland Park	IL	Hardware	LEASED	SRC	SUBLEASE

S5360	Alsip	IL	Hardware	LEASED	SRC	SUBLEASE

S5702	Bolingbrook	IL	Hardware	LEASED	SRC	SUBLEASE

22

Unit	CITY	ST	SHC Format	Owned / Leased	Tenant Entity under the Lease	Manner of Transfer - A, S, NL, D/O
S5772	Lake Zurich	IL	Hardware	LEASED	SRC	SUBLEASE

S7073 5050	Downers Grove	IL	Hardware	LEASED	SRC	SUBLEASE

S5157	Portage	IN	Hardware	LEASED	SRC	SUBLEASE

S5291	Schererville	IN	Hardware	LEASED	SRC	SUBLEASE

S5340	Fishers	IN	Hardware	LEASED	SRC	SUBLEASE

S7053	Beech Grove (S#5031)	IN	Hardware	LEASED	SRC	SUBLEASE

S7072 5041	Valparaiso	IN	Hardware	LEASED	SRC	SUBLEASE

S8794	Avon	IN	Hardware	LEASED	SRC	SUBLEASE

S5274	Fairhaven	MA	franchise	LEASED	SRC	SUBLEASE

S5353	Ashland	MA	franchise	LEASED	SRC	SUBLEASE

S7242	North Reading	MA	Hardware	LEASED	SRC	SUBLEASE

S8971	Chelmsford	MA	Franchise	LEASED	SRC	SUBLEASE

S9522	Holland	MI	Franchise	LEASED	SAHS	SUBLEASE

S5171	Florissant	MO	Franchise	LEASED	SRC	SUBLEASE

23

Unit	CITY	ST	SHC Format	Owned / Leased	Tenant Entity under the Lease	Manner of Transfer - A, S, NL, D/O
S5900	St Louis Telegraph	MO	Franchise	LEASED	SRC	Landlord exercised early termination option/store closing SUBLEASE

S5392	High Ridge	MO	Franchise	LEASED	SRC	SUBLEASE

S5331	O’Fallon	MO	Franchise	LEASED	SRC	SUBLEASE

S5124	Newton	NJ	Franchise	LEASED	SRC	SUBLEASE

S5134	Cedar Knolls	NJ	franchise	LEASED	SRC	SUBLEASE

S5173	West Caldwell	NJ	Hardware	LEASED	SRC	SUBLEASE

S5243	Glassboro	NJ	Franchise	LEASED	SRC	SUBLEASE

S5344	Berlin	NJ	Hardware	LEASED	SRC	SUBLEASE

S5394	Bergenfield	NJ	Hardware	LEASED	SRC	SUBLEASE

S5473	Roselle	NJ	Franchise	LEASED	SRC	SUBLEASE

S5804	West Milford/Hewitt	NJ	Franchise	LEASED	SRC	SUBLEASE

S5874	Howell	NJ	Franchise	LEASED	SRC	SUBLEASE

24

Unit	CITY	ST	SHC Format	Owned / Leased	Tenant Entity under the Lease	Manner of Transfer - A, S, NL, D/O
S5902	Midland Park	NJ	Franchise	LEASED	SRC	SUBLEASE

S5133	Queens Village	NY	Hardware	LEASED	SRC	SUBLEASE

S5153	Patchogue	NY	Hardware	LEASED	SRC	SUBLEASE

S5183	Lindenhurst	NY	Hardware	LEASED	SRC	closed 6/5/12

S5403	Hauppauge	NY	Hardware	LEASED	SRC	closed 5/13/12; lease exp 9/12/12

S5483	Deer Park/North Babylon	NY	Hardware	LEASED	SRC	closed 5/13/12; lease exp 8/23/12

S5523	Port Jefferson	NY	Hardware	LEASED	SRC	SUBLEASE

S5873	Tonawanda	NY	Hardware	LEASED	SRC	SUBLEASE

S5904	Oneida	NY	Hardware	LEASED	SRC	SUBLEASE

S5914	Shirley	NY	Hardware	LEASED	SRC	SUBLEASE

S8798 5003	Westvale/Syracuse	NY	Hardware	LEASED	SRC	closing 8/12

S8927 5073	Lockport	NY	Hardware	LEASED	SRC	SUBLEASE

S8978 5104	Lake Ronkonkoma	NY	Hardware	LEASED	SRC	closing 9/21/12 SUBLEASE

25

Unit	CITY	ST	SHC Format	Owned / Leased	Tenant Entity under the Lease	Manner of Transfer - A, S, NL, D/O
S5210	Macedonia	OH	Franchise	LEASED	SRC	Lease expired

S5354	Medina	OH	Franchise	LEASED	SRC	SUBLEASE

S5871	Parma	OH	Franchise	LEASED	SRC	SUBLEASE

S5341	Bainbridge	OH	Franchise	LEASED	SRC	SUBLEASE

S8955	Canton (5081)	OH	Franchise	LEASED	SRC	SUBLEASE

S5810	Austintown (Youngstown)	OH	Franchise	LEASED	SRC	SUBLEASE

S5091	Lorain	OH	Franchise	LEASED	SRC	SUBLEASE

S5120	Sheffield/Elyria	OH	Franchise	LEASED	SRC	SUBLEASE

S5301	Henderson	OH	Hardware	LEASED	SRC	SUBLEASE

S5401	Westerville	OH	Hardware	LEASED	SRC	SUBLEASE

S5411	Fairlawn	OH	Franchise	LEASED	SRC	SUBLEASE

S5481	Hilliard	OH	Hardware	LEASED	SRC	SUBLEASE

S5502	Landen (Loveland)	OH	Hardware	LEASED	SRC	SUBLEASE

S7051 / 5022	North Olmsted	OH	Franchise	LEASED	Leased	Sublease

26

Unit	CITY	ST	SHC Format	Owned / Leased	Tenant Entity under the Lease	Manner of Transfer - A, S, NL, D/O
S5564	Pickerington	OH	Hardware	LEASED	SRC	SUBLEASE

S8921 5062	Kettering	OH	Hardware	LEASED	SRC	SUBLEASE

S8952 5080	Fairfield	OH	Hardware	LEASED	SRC	SUBLEASE

S5474	Allison Park	PA	Franchise	LEASED	SRC	SUBLEASE

S5083	Easton	PA	Franchise	LEASED	SRC	SUBLEASE

S5113	City Line Ave/Philly	PA	Hardware	LEASED	SRC	closing 8/19/12; lease exp 12/31/12

S5123	Quakertown	PA	Franchise	LEASED	SRC	SUBLEASE

S5164	Trexlertown	PA	Franchise	LEASED	SRC	SUBLEASE

S5213	Kennett Sq	PA	Franchise	LEASED	SRC	SUBLEASE

S5284	Doylestown	PA	franchise	LEASED	SRC	SUBLEASE

S5293	Huntingdon Vally	PA	franchise	LEASED	SRC	SUBLEASE

S5604	Collegeville	PA	franchise	LEASED	SRC	SUBLEASE

S5923	Morrisville	PA	Hardware	LEASED	SRC	SUBLEASE

27

Unit	CITY	ST	SHC Format	Owned / Leased	Tenant Entity under the Lease	Manner of Transfer - A, S, NL, D/O
S5934	Kenhorst	PA	Hardware	LEASED	SRC	SUBLEASE

S5980	Phoenixville	PA	franchise	LEASED	SRC	SUBLEASE

S5033	Fairless Hills	PA	franchise	LEASED	SRC	SUBLEASE

S5247	Sugarland	TX	Franchise	LEASED	SRC	SUBLEASE

S5246	Katy	TX	Franchise	LEASED	SRC	SUBLEASE

S5457	Houston/Hwy 6 N	TX	Franchise	LEASED	SRC	SUBLEASE

S5086	Fuqua Rd/Houston	TX	Franchise	LEASED	SRC	SUBLEASE

S5195	Houston/Jones Rd	TX	Franchise	LEASED	SRC	SUBLEASE

S5196	Spring	TX	Franchise	LEASED	SRC	SUBLEASE

S8925	Pasadena	TX	Franchise	LEASED	SRC	Lease expired - franchise has a direct deal with landlord

S5087	Kingwood	TX	Hardware	LEASED	SRC	Sublease

S5736	The Woodlands	TX	franchise	LEASED	SRC	SUBLEASE

S5184	Herndon	VA	franchise	LEASED	SRC	SUBLEASE

28

Unit	CITY	ST	SHC Format	Owned / Leased	Tenant Entity under the Lease	Manner of Transfer - A, S, NL, D/O
S5774	Centreville	VA	Franchise	LEASED	SRC	SUBLEASE

S5471	Germantown	WI	Hardware	LEASED	SRC	SUBLEASE

S5223	Norristown	PA	Hardware	OWNED	OWNED	SRC leasing to SAHS till June 2015; SRC assigning to SAHS the right to enter into ground leases for the property after 6/2015.

S5954	Windham/Willimantic	CT	Hardware	OWNED	OWNED AS OF 6/30/2000	DEED

29